                                                                           TRUST

                                THE GALAXY FUND

                             GROWTH AND INCOME FUND


                                   PROSPECTUS

                                OCTOBER 27, 1995
                         (AS REVISED DECEMBER 4, 1995)

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NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY ITS DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                               TABLE OF CONTENTS

                                                                       PAGE
Expense Summary.......................................................    2
Financial Highlights..................................................    3
Investment Objective and Policies.....................................    4
Investments, Strategies and Risks.....................................    4
Investment Limitations................................................    8
Pricing of Shares.....................................................    9
How to Purchase and Redeem Shares.....................................    9
 Distributor..........................................................    9
 Purchase of Shares...................................................    9
 Redemption of Shares.................................................   10
Dividends and Distributions...........................................   11
Taxes.................................................................   11
 Federal..............................................................   11
 State and Local......................................................   12
Management of the Fund................................................   12
 Investment Adviser...................................................   12
 Authority to Act as Investment Adviser...............................   13
 Administrator........................................................   13
Description of Galaxy and Its Shares..................................   14
 Shareholder Services Plan............................................   14
 Affiliate Agreement for Sub-Account Services.........................   15
Custodian and Transfer Agent..........................................   15
Expenses..............................................................   16
Performance and Yield Information.....................................   16
Miscellaneous.........................................................   17

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

                                THE GALAXY FUND

4400 Computer Drive                  For applications and information
Westboro, Massachusetts 01581        concerning initial purchases and current
                                     performance, call (800) 628-0414. For
                                     additional purchases, redemptions,
                                     exchanges and other shareholder services, call (800) 628-0413.

  The Galaxy Fund ("Galaxy") is an open-end management investment company. This Prospectus describes a series of Galaxy's shares ("Trust Shares") which represent interests in the Growth and Income Fund (the "Fund") offered by Galaxy.

  The Fund's investment objective is to provide a relatively high total return through long-term capital appreciation and current income. The Fund attempts to achieve this objective by investing in a professionally managed, diversified portfolio consisting primarily of common stocks of companies believed to have prospects for above-average growth and dividends or of companies where significant fundamental changes are taking place. Under normal market and economic conditions, the Fund will invest at least 65% of its assets in growth and income equity securities. The Fund seeks to achieve a current dividend yield that exceeds the composite yield of securities included in the Standard & Poor's 500 Composite Stock Index ("S&P 500").

  This prospectus describes Trust Shares in the Fund. Trust Shares are offered to investors maintaining qualified accounts at bank and trust institutions, including institutions affiliated with Fleet Financial Group, Inc., and to participants in employer-sponsored defined contribution plans. Galaxy is also authorized to issue an additional series of shares in the Fund ("Retail Shares"), which are offered under a separate prospectus primarily to individuals or corporations purchasing either for their own accounts or for the accounts of others and to Fleet Brokerage Corporation, Fleet Securities, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks and other qualified banks, savings and loans associations and broker/dealers on behalf of their customers. Trust Shares and Retail Shares represent equal pro rata interests in the Fund, except they bear different expenses which reflect the difference in the range of services provided to them. See "Financial Highlights", "Management of the Fund" and "Description of Galaxy and Its Shares" herein.

  The Fund is distributed by 440 Financial Distributors, Inc., and advised by Fleet Investment Advisors Inc.

  SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY FLEET FINANCIAL GROUP, INC. OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

  This Prospectus sets forth concisely the information that prospective investors should consider before investing. Investors should read this Prospectus and retain it for future reference. Additional information about the Fund, contained in the Statement of Additional Information bearing the same date, has been filed with the Securities and Exchange Commission. The current Statement of Additional Information is available upon request without charge by contacting Galaxy at its telephone numbers or address shown above. The Statement of Additional Information, as it may be amended from time to time, is incorporated by reference in its entirety into this Prospectus.

                               ----------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATIONTO THE CONTRARY IS A CRIMINAL OFFENSE.

                               OCTOBER 27, 1995
                         (AS REVISED DECEMBER 4, 1995)

                                EXPENSE SUMMARY

  Set forth below is a summary of (i) the shareholder transaction expenses imposed by the Fund with respect to Trust Shares and (ii) the operating expenses for Trust Shares of the Fund. Examples based on the summary are also shown.

                                                                    GROWTH AND
                                                                   INCOME FUND
SHAREHOLDER TRANSACTION EXPENSES                                  (TRUST SHARES)
--------------------------------                                  --------------
Sales Load.......................................................      None
Sales Load on Reinvested Dividends...............................      None
Deferred Sales Load..............................................      None
Redemption Fees..................................................      None
Exchange Fees....................................................      None
ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
---------------------------------------
Advisory Fees....................................................      .75%
12b-1 Fees.......................................................      None
Other Expenses...................................................      .20%
                                                                       ----
Total Fund Operating Expenses....................................      .95%
                                                                       ====

--------

EXAMPLE: YOU WOULD PAY THE FOLLOWING EXPENSES ON A $1,000 INVESTMENT, ASSUMING
(1) A 5% ANNUAL RETURN, AND (2) REDEMPTION OF YOUR INVESTMENT AT THE END OF THE FOLLOWING PERIODS:

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
Growth and Income Fund..........................  $10     $30     $52     $114

  The Expense Summary and Example are intended to assist the investor in understanding the costs and expenses that an investor in Trust Shares of the Fund will bear directly or indirectly. They are based on expenses incurred by the Fund during the last fiscal year, restated to reflect the current fees for the Fund's Trust Shares that would have been applicable had they been in effect. For more complete descriptions of these costs and expenses, see "Management of the Fund" and "Description of Galaxy and Its Shares" in this Prospectus and the financial statements and notes included in the Statement of Additional Information.

THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. THE ACTUAL EXPENSES AND RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN.

                             FINANCIAL HIGHLIGHTS

  This Prospectus describes the Trust Shares in the Fund. Galaxy is also authorized to issue an additional series of Shares in the Fund, Retail Shares, which are offered under a separate prospectus. As described below under "Description of Galaxy and Its Shares", Trust Shares and Retail Shares represent equal pro rata interests in the Fund, except that (i) Retail Shares of the Fund bear the expenses incurred under Galaxy's Shareholder Services Plan at an annual rate of .30% of the average daily net asset value of the Fund's outstanding Retail Shares (currently, these fees are not paid with respect to the Fund's Trust Shares), and (ii) Trust Shares and Retail Shares bear differing transfer agency expenses.

  The Growth and Income Equity Fund commenced operations on December 14, 1992 as a separate investment portfolio (the "Predecessor Fund") of The Shawmut Funds, which was organized as a Massachusetts business trust. On December 4, 1995, the Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold two series of shares of beneficial interest that were similar to the Fund's Trust Shares and Retail Shares, respectively.

  The financial highlights set forth certain information concerning the investment results of the Predecessor Fund's Trust Shares (the series that is similar to the Fund's Trust Shares) for the six months ended April 30, 1995, the fiscal year ended October 31, 1994 and the fiscal period ended October 31, 1993. The information for the fiscal year ended October 31, 1994 and for the prior fiscal period ended October 31, 1993 was audited by Price Waterhouse LLP, independent accountants for the Predecessor Fund, whose report thereon appears in the Statement of Additional Information. Such Financial Highlights should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information. Additional information about the performance of the Predecessor Fund is contained in The Shawmut Funds' Annual Report, which may be obtained without charge.

                      PREDECESSOR GROWTH AND INCOME FUND
            (FOR A TRUST SHARE OUTSTANDING THROUGHOUT EACH PERIOD.)

                                        PERIOD ENDED
                                         APRIL 30,     YEAR ENDED PERIOD ENDED
                                            1995       OCTOBER 31, OCTOBER 31,
                                        (UNAUDITED)       1994       1993/1/
                                        ------------   ---------- ------------
Net Asset Value, Beginning of Period..    $  11.15      $  10.69    $  10.00
                                          --------      --------    --------
 Net Investment Income................        0.13          0.25        0.18
 Net realized and unrealized
  gain/(loss) on investments..........        0.71          0.72        0.69
                                          --------      --------    --------
  Total from Investment Operations....        0.84          0.97        0.87
                                          --------      --------    --------
Dividends to shareholders from net
 investment income....................       (0.14)        (0.23)      (0.18)
Distributions to shareholders from net
 realized gain on investment
 transactions.........................       (0.49)        (0.28)        --
                                          --------      --------    --------
  Total Distributions.................       (0.63)        (0.51)      (0.18)
                                          --------      --------    --------
Net Asset Value, End of Period........    $  10.96      $  11.15    $  10.69
                                          ========      ========    ========
Total Return..........................        8.09%         9.45%       8.80%
 Expenses/3/..........................        1.06%/2/      1.04%       0.98%/2/
 Net investment income/3/.............        2.43%/2/      2.31%       2.11%/2/
 Net Assets, End of Period (000
  omitted)............................    $171,927      $156,827    $147,090
Portfolio Turnover Rate...............          20%           73%         38%

--------
/1/ For the period from December 14, 1992 (date of initial public investment) to
    October 31, 1993.
/2/ Computed on an annualized basis.
/3/ Without voluntary expense waivers/reimbursements, the expense and net investment income ratios shown above would be 1.28% and 2.65%, respectively, for the period ended April 30, 1995, 1.24% and 2.51%, respectively, for the year ended October 31, 1994, and 1.25% and 2.38%, respectively, for the period ended October 31, 1993.

                       INVESTMENT OBJECTIVE AND POLICIES

  The Fund's investment objective is to provide a relatively high total return through long-term capital appreciation and current income. The Fund attempts to achieve this objective by investing in a professionally managed, diversified portfolio consisting primarily of common stocks of companies with prospects for above-average growth and dividends or of companies where significant fundamental changes are taking place. Under normal market circumstances, the Fund will invest at least 65% of its assets in growth and income equity securities. The Fund generally looks to achieve a current dividend yield that exceeds the composite yield of securities included on the S&P 500.

  Fleet Investment Advisors Inc., the Fund's investment adviser (the "Investment Adviser" or "Fleet") will use its best efforts to achieve the Fund's investment objective, although its achievement cannot be assured. The investment objective of the Fund may not be changed without the approval of the holders of a majority of its outstanding Shares (as defined under "Miscellaneous"). Except as noted below under "Investment Limitations," the Fund's investment policies may be changed without shareholder approval. An investor should not consider an investment in the Fund to be a complete investment program.

                       INVESTMENTS, STRATEGIES AND RISKS

  Common Stock. As described above, the Fund invests primarily in equity securities. As with other mutual funds that invest primarily in equity securities, the Fund is subject to market risks. That is, the possibility exists that common stocks will decline over short or even extended periods of time and the United States equity market tends to be cyclical, experiencing both periods when stock prices generally increase and periods when stock prices generally decrease. However, because the Fund invests primarily in growth-oriented equity securities, there are some additional risk factors associated with investment in the Fund. Growth-oriented stocks may include issuers with smaller capitalizations. Small capitalization stocks have historically been more volatile in price than larger capitalization stocks, such as those included in the S&P 500. This is because, among other things, smaller companies have a lower degree of liquidity in the equity market and tend to have a greater sensitivity to changing economic conditions. Further, in addition to exhibiting greater volatility, these stocks may, to some degree, fluctuate independently of the stocks of large companies. That is, the stock of small capitalization companies may decline in price as the price of large company stocks rises or vice versa. Therefore, investors should expect that the Fund will be more volatile than, and may fluctuate independently of, broad stock market indices such as the S&P 500.

  Convertible Securities. Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. The Fund may invest in convertible bonds rated "BB" or higher by Standard & Poor's Ratings Group ("S&P") or Fitch Investors Service, Inc. ("Fitch"), or "Ba" or higher by Moody's Investors Service, Inc. ("Moody's") at the time of investment. Securities rated "BB" by S&P or Fitch or "Ba" by Moody's provide questionable protection of principal and interest in that such securities either have speculative characteristics or are predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Debt obligations that are not rated, or determined to be, investment grade are high-yield, high-risk bonds, typically subject to greater market fluctuations, and securities in the lowest rating category may be in danger of loss of income and principal due to an issuer's default. To a greater extent than investment-grade bonds, the value of lower-rated bonds tends to reflect short-term corporate, economic, and market developments, as well as investor perceptions of the issuer's credit quality. In addition, lower-rated bonds may be more difficult to dispose of or to value than high-rated, lower-yielding bonds. The Investment Adviser will attempt to reduce the risks described above through diversification of the portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments. If a convertible bond is rated below "BB" or "Ba" according to the characteristics set forth here after the Fund has purchased it, the Fund is not required to eliminate the convertible bond from the portfolio, but will consider appropriate action. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for different investment objectives. The Fund does not intend to invest in such lower-rated bonds during the current fiscal year. A description of the rating categories is contained in the Appendix to the Statement of Additional Information.

  Convertible bonds and convertible preferred stocks are fixed income securities that generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities, and therefore, have a claim to assets of the corporation prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar nonconvertible securities of the same company. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality. The Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in the Investment Adviser's opinion, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. Otherwise, the Fund will hold or trade the convertible securities. In selecting convertible securities for the Fund, the Investment Adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Investment Adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

  Securities of Foreign Issuers. The Fund may invest in the securities of foreign issuers which are freely traded on United States securities exchanges or in the over-the-counter market in the form of depository receipts. Securities of a foreign issuer may present greater risks in the form of nationalization, confiscation, domestic marketability, or other national or international restrictions. As a matter of practice, the Fund will not invest in the securities of a foreign issuer if any such risk appears to the Investment Adviser to be substantial.

  Options and Futures Contracts. The Fund may buy and sell options and futures contracts to manage its exposure to changing interest rates, security prices, and currency exchange rates. Some options and futures strategies, including selling futures, buying puts, and writing calls, tend to hedge the Fund's investments against price fluctuations. Other strategies, including buying futures, writing puts, and buying calls, tend to increase market exposure. Options and futures may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of the overall strategy. The Fund may invest in options and futures based on any type of security, index, or currency, including options and futures based on foreign exchanges and options not traded on exchanges.

  Options and futures can be volatile investments, and involve certain risks. If the Investment Adviser applies a hedge at an inappropriate time or judges market conditions incorrectly, options and futures may lower the Fund's individual return. The Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market.

  The Fund will not hedge more than 20% of its total assets by selling futures, buying puts, and writing calls under normal conditions. The Fund will not buy futures or write puts whose underlying value exceeds 20% of its total assets, and will not buy calls with a value exceeding 5% of its total assets.

  Stock Index Futures, Swap Agreements, Indexed Securities and Options. The Fund may utilize stock index futures contracts, options, swap agreements, indexed securities, and options on futures contracts, subject to the limitation that the value of these futures contracts, swap agreements, indexed securities, and options will not exceed 20% of the Fund's total assets. The Fund will not purchase options to the extent that more than 5% of the value of its total assets would be invested in premiums on open put option positions. In addition, the Fund does not intend to invest more than 5% of the market value of its total assets in each of the following: futures contracts, swap agreements, and indexed securities. When the Fund enters into a swap agreement, assets of the Fund equal to the value of the swap agreement will be segregated by the Fund.

  There are several risks accompanying the utilization of futures contracts. Positions in futures contracts may be closed only on an exchange or board of trade that furnishes a secondary market for such contracts. While the Fund plans to utilize futures contracts only if there exists an active market for such contracts, there is no guarantee that a liquid market will exist for the contracts at a specified time. Furthermore, because by definition, futures contracts look to projected price levels in the future and not to current levels of valuation, market circumstances may result in there being a discrepancy between the price of the stock index future and the movement in the corresponding stock index. The absence of a perfect price correlation between the futures contract and its underlying stock index could stem from investors choosing to close futures contracts by offsetting transactions, rather than satisfying additional margin requirements. This could result in a distortion of the relationship between the index and the futures market. In addition, because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations.

  Restricted and Illiquid Securities. The Fund intends to invest in restricted securities. Restricted securities are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies, but which are subject to restriction on resale under federal securities law. The Fund will limit its investments in illiquid securities, including certain restricted securities not determined by the Board of Trustees to be liquid, non-negotiable fixed time deposits with maturities over seven days, over-the-counter options, and repurchase agreements providing for settlement in more than seven days after notice, to 15% of its net assets.

  When-Issued and Delayed Settlement Transactions. The Fund may purchase eligible securities on a "when-issued" or "delayed settlement" basis. When-issued transactions, which involve a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. Delayed settlement describes settlement of a securities transaction in the secondary market which will occur sometime in the future. When-issued and delayed settlement transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the securities delivery takes place.

  The Fund may dispose of a commitment prior to settlement if the Investment Adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

  Securities Lending. The Fund may lend its portfolio securities on a short-term or long-term basis, or both, to financial institutions such as banks and broker/dealers. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral, should the borrower of the securities fail financially. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. Loans will be made only to borrowers deemed by the Investment Adviser to be of good standing and only when, in the Investment Adviser's judgment, the income to be earned from the loan justifies the attendant risks. The Fund will limit the lending of its portfolio securities so that, at any given time, securities loaned by the Fund represent not more than one-third of the value of its total assets.

  Temporary Investments. In such proportions, as, in the judgment of the Investment Adviser, prevailing market conditions warrant, the Fund, for temporary defensive purposes, invests in:

  . short-term money market instruments rated in one of the top two ratings categories by a nationally reorganized statistical rating organization;

  . securities issued and/or guaranteed as to payment of principal and interest by the U.S. Government, its agencies, or instrumentalities; and

  . repurchase agreements.

  Repurchase Agreements. The Fund may purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually specified date and price ("repurchase agreements"). Repurchase agreements will be entered into only with financial institutions such as banks and broker/dealers which are deemed to be creditworthy by the Investment Adviser under guidelines approved by Galaxy's Board of Trustees. The Fund will not enter into repurchase agreements with Fleet or any of its affiliates. Securities subject to repurchase agreements may bear maturities exceeding one year. Unless a repurchase agreement has a remaining maturity of seven days or less or may be terminated on demand upon notice of seven days or less, the repurchase agreement will be considered an illiquid security and will be subject to the Fund's 15% limitation on investing in illiquid securities.

  The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by the Fund at not less than the agreed upon repurchase price. If the seller defaulted on its repurchase obligation, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) were less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action.

  Investment Company Securities. The Fund may invest in the securities of other investment companies. Investments in other investment companies will cause the Fund (and, indirectly, the Fund's shareholders) to bear proportionately the costs incurred in connection with the investment companies' operations. Securities of other investment companies will be acquired by the Fund within the limits prescribed by the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies as a group; and (c) not more than

3% of the outstanding voting stock of any one investment company will be owned by the Fund. The Fund will invest in other investment companies primarily for the purpose of investing its short-term cash which has not yet been invested in other portfolio instruments. However, from time to time, on a temporary basis, the Fund may invest exclusively in one other investment company similar to the Fund.

  Derivative Securities. The Fund may purchase certain "derivative" securities. Derivative securities are instruments that derive their value from the performance of underlying assets, interest rates, or indices, and include, but are not limited to, put and call options, stock index futures and options, indexed securities and swap agreements.

  Derivative securities present, to varying degrees, market risk that the performance of the underlying assets, interest rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest rates change adversely, the value of the derivative security will decline more than the assets, rates or indices on which it is based; liquidity risk that the Fund will be unable to sell a derivative security when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative security will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative securities are more complex than others, and for those instruments that have been developed recently, data are lacking regarding their actual performance over complete market cycles.

  The Investment Adviser will evaluate the risks presented by the derivative securities purchased by the Fund, and will determine, in connection with its day-to-day management of the Fund, how they will be used in furtherance of the Fund's investment objective. It is possible, however, that the Investment Adviser's evaluations will prove to be inaccurate or incomplete and, even when accurate and complete, it is possible that the Fund will, because of the risks discussed above, incur loss as a result of its investments in derivative securities. See "Investment Objectives and Policies--Derivative Securities" in the Statement of Additional Information for additional information.

                            INVESTMENT LIMITATIONS

  The following investment limitations are matters of fundamental policy and may not be changed with respect to the Fund without the affirmative vote of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Other investment limitations that also cannot be changed without such a vote of shareholders are contained in the Statement of Additional Information under "Investment Objectives and Policies."

  The Fund may not:

    1. Borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a portfolio instrument for a percentage of its cash value with an arrangement to buy it back on a set date) or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge up to 10% of the value of its total assets to secure such borrowings; or

    2. With respect to 75% of the value of its total assets, invest more than 5% in securities of any one issuer, other than cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such securities, or acquire more than 10% of the outstanding voting securities of any one issuer.

  The following investment limitation may be changed by Galaxy's Board of Trustees without shareholder approval. Shareholders will be notified before any material change in this limitation becomes effective:

    3. The Fund may not invest more than 15% of its net assets in securities subject to restrictions on resale under the Securities Act of 1933 (except for commercial paper issued under Section 4(a) of the Securities Act of 1933 and certain other securities which meet the criteria for liquidity as established by the Board of Trustees).

  If a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of the Fund's portfolio securities will not constitute a violation of the limitation.

                               PRICING OF SHARES

  Net asset value per Share of the Fund is determined as of the close of regular trading hours on the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. (Eastern Time). Net asset value per share is determined on each day on which the Exchange is open for trading. Currently, the holidays which Galaxy observes are New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Net asset value per share of the Fund for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets attributable to a series of shares of the Fund, less the liabilities attributable to the shares of that series of the Fund, by the number of outstanding shares of that series of the Fund.

  The assets in the Fund which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Securities quoted on the NASD National Market System are also valued at the last sale price. Other securities traded on over-the-counter markets are valued on the basis of their closing over-the-counter bid prices. Securities for which there were no transactions are valued at the average of the most recent bid and asked prices. Investments in debt securities with remaining maturities of 60 days or less are valued based upon the amortized cost method. Restricted securities, securities for which market quotations are not readily available, and other assets are valued at fair value by the Investment Adviser under the supervision of Galaxy's Board of Trustees. An option is generally valued at the last sale price or, in the absence of a last sale price, the last offer price.

                       HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

  Shares in the Fund are sold on a continuous basis by Galaxy's distributor, 440 Financial Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc. d/b/a 440 Financial). The Distributor is a registered broker/dealer with principal offices located at 290 Donald Lynch Boulevard, Marlboro, Massachusetts 01752.

PURCHASE OF SHARES

  The Trust Shares described in this Prospectus are sold to investors maintaining qualified accounts at bank and trust institutions, including subsidiaries of Fleet Financial Group, Inc. and to participants in employer-sponsored defined contribution plans ("Institutions"). Trust Shares sold to such investors ("Customers") will be held of record by Institutions. The Institution is responsible for transmitting to the Distributor orders for purchases of Trust Shares and for wiring required funds in payment to Galaxy's custodian on a timely basis. The Distributor is responsible for transmitting such orders to Galaxy's transfer agent for execution. Beneficial ownership of Trust Shares will be recorded by the Institution and reflected in the account statements it provides to its Customers. Confirmations of purchases and redemptions of Trust Shares will be sent to the appropriate Institution. Purchases of Trust Shares will be effected only on days on which the Distributor, Galaxy's custodian and the purchasing Institution are open for business ("Business Days").

  A purchase order for Trust Shares received by the Distributor on a Business Day prior to the close of regular trading hours on the Exchange (currently, 4:00 p.m. Eastern Time) will be priced at the net asset value determined on that day, provided that the Fund's custodian receives the purchase price in Federal funds or other immediately available funds prior to 4:00 p.m. on the following Business Day, at which time the order will be executed. If funds are not received by such date and time, the order will not be accepted and notice thereof will be given promptly to the Institution which submitted the order. Payments for orders which are not received or accepted will be returned after prompt inquiry to the sending Institution. If an Institution accepts a purchase order from its Customer on a non-Business Day, the order will not be executed until it is received and accepted by the Distributor on a Business Day in accordance with the foregoing procedures.

  Galaxy reserves the right to reject any purchase order, in whole or in part.

  The issuance of Trust Shares is recorded on the books of the Fund and share certificates will not be issued.

  Customers may purchase Trust Shares through procedures established by Institutions in connection with the requirements of their Customer accounts. Such accounts may include discretionary investment management accounts, custodial accounts, agency accounts and different types of tax-advantaged accounts (including defined contribution plans). Investors should contact their Institution (or, in the case of Employee Plans, their employer) for further information concerning the types of eligible Customer accounts and the related purchase and redemption procedures.

  Although Galaxy does not impose any minimum initial or subsequent investment requirements with respect to Trust Shares, Institutions may impose such requirements on the accounts maintained by its customers, and may also require that Customers maintain minimum account balances with respect to Trust Shares.

  Trust Shares of the Fund may also be available for purchase through different types of retirement plans offered by an Institution to its Customers. Information pertaining to such plans is available directly from the Institution.

REDEMPTION OF SHARES

  Customers may redeem all or part of their Trust Shares in accordance with procedures governing their accounts at the Institution. It is the responsibility of the Institution to transmit redemption orders to the Distributor and to credit its Customers' accounts with the redemption proceeds on a timely basis. No charge for wiring redemption payments is imposed by Galaxy, although the Institution may charge its Customers' accounts for redemption services. Information relating to such redemption services and charges, if any, is available from the Institution.

  Redemption orders are effected at the net asset value per share next determined after receipt and acceptance of the order by the Distributor. Payment for redemption orders received by the Distributor on a Business Day will normally be wired on the following Business Day to the Institution. Payment for redemption orders received on a non-Business Day will normally be wired to the Institution on the next Business Day. However, in both cases Galaxy reserves the right to wire redemption proceeds within seven days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect the Fund.

  Galaxy may require any information reasonably necessary to ensure that a redemption has been duly authorized. The Fund reserves the right to redeem shares in any account at their net asset value involuntarily, upon sixty days written notice, if the value of the account is less than $250 as a result of redemptions.

                          DIVIDENDS AND DISTRIBUTIONS

  Dividends from net investment income of the Fund are declared and paid quarterly. Net realized capital gains are distributed at least annually.

  Dividends and distributions will be paid in cash. Customers may elect to have their dividends reinvested in additional Trust Shares of the Fund at the net asset value of such shares on the ex-dividend date. Such election, or any revocation thereof, must be communicated in writing by an Institution on behalf of its Customers to Galaxy's transfer agent and will become effective with respect to dividends paid after its receipt. The crediting and payment of dividends to Customers will be in accordance with the procedures governing such Customers' accounts at their Institution.

                                     TAXES

FEDERAL

  It is intended that the Fund will qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification generally relieves the Fund of liability for federal income taxes to the extent the Fund's earnings are distributed in accordance with the Code.

  The policy of the Fund is to distribute as dividends substantially all of its investment company taxable income and any net tax-exempt interest income each year. Such dividends will be taxable as ordinary income to the Fund's shareholders who are not currently exempt from federal income taxes, whether such dividends are received in cash or reinvested in additional shares. (Federal income taxes for distributions to an IRA or a qualified retirement plan are deferred under the Code.) Such ordinary income distributions will qualify for the dividends received deduction for corporations to the extent of the total qualifying dividends received by the Fund from domestic corporations for the taxable year.

  Distribution by the Fund of the excess of its net long-term capital gain over its net short-term capital loss is taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held shares and whether such gains are received in cash or reinvested in additional Trust Shares. Such distributions are not eligible for the dividends received deduction.

  Dividends declared in October, November or December of any year which are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year if such dividends are actually paid during January of the following year.

  If you are considering buying shares of the Fund on or just before the record date of a dividend or capital gain distribution, you should be aware that the amount of the forthcoming distribution payment, although in effect a return of capital, generally will be taxable to you.

  A taxable gain or loss may be realized by a shareholder upon redemption, transfer or exchange of Fund shares depending upon the tax basis of such shares and their price at the time of redemption, transfer or exchange.

  The foregoing summarizes some of the important federal tax considerations generally affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Fund should consult their tax advisers with specific reference to their own tax situation. Shareholders will be advised annually as to the federal income tax consequences of distributions made each year.

STATE AND LOCAL

  Investors are advised to consult their tax advisers concerning the application of state and local taxes, which may have different consequences from those of the federal income tax law described above.

                            MANAGEMENT OF THE FUND

  The business and affairs of the Fund are managed under the direction of Galaxy's Board of Trustees. The Fund's Statement of Additional Information contains the names of and general background information concerning the Trustees.

INVESTMENT ADVISER

  Fleet, with principal offices at 50 Kennedy Plaza, 2nd Floor, Providence, Rhode Island 02903, serves as the Investment Adviser to the Fund. Fleet, which commenced operations in 1984, also provides investment management and advisory services to individual and institutional clients and manages the other investment portfolios of Galaxy: the Money Market, Government, Tax-Exempt, U.S. Treasury, Connecticut Municipal Money Market, Massachusetts Municipal Money Market, Institutional Treasury Money Market, Equity Growth, Equity Value, Equity Income, International Equity, Small Company Equity, Asset Allocation, Small Cap Value, Short-Term Bond, Intermediate Government Income, Corporate Bond, High Quality Bond, Tax-Exempt Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds. Fleet is an indirect wholly-owned subsidiary of Fleet Financial Group, Inc., a registered bank holding company with total assets of approximately $25 billion at June 30, 1995.

  Subject to the general supervision of Galaxy's Board of Trustees and in accordance with the Fund's investment policies, Fleet manages the Fund, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities and maintains related records.

  The Fund's portfolio manager, Brendan Henebry, is primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Henebry served as portfolio manager for the Predecessor Fund since its inception in 1992. He was associated with Shawmut Bank and its predecessor since 1965 and was a Vice President since 1978. During the past six years he served as manager of Shawmut Bank's Growth and Income Equity Management Group.

  For the services provided and expenses assumed with respect to the Fund, the Investment Adviser is entitled to receive advisory fees, computed daily and paid monthly, at the annual rate of .75% of the average daily net assets of the Fund. The fees for the Fund are higher than fees paid by most other mutual funds, although the Board of Trustees of Galaxy believes that they are not higher than average advisory fees paid by funds with similar investment objectives and policies.

  Fleet may from time to time, in its discretion, waive all or a portion of the advisory fees payable by the Fund in order to help maintain a competitive expense ratio and may from time to time allocate a portion of its advisory fees to Fleet Trust Company or other subsidiaries of Fleet Financial Group, Inc., in consideration for administrative and other services which they provide to beneficial shareholders.

  The Predecessor Fund bore advisory fees during the most recent fiscal year pursuant to the investment advisory agreement then in effect with Shawmut Bank, N.A., its former adviser, at the effective annual rate of .60% of its average daily net assets after fee waivers. Without fee waivers, the Predecessor Fund would have borne advisory fees at the annual rate of 1.00% of its average daily net assets.

AUTHORITY TO ACT AS INVESTMENT ADVISER

  Banking laws and regulations currently prohibit a bank holding company registered under the Bank Holding Company Act of 1956, as amended, or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling, or distributing securities such as shares of the Fund, but do not prohibit such a bank holding company or its affiliates or banks generally from acting as investment adviser, transfer agent, or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of customers. The Investment Adviser, custodian and Institutions which agree to provide shareholder support services that are banks or bank affiliates are subject to such banking laws and regulations. Should legislative, judicial, or administrative action prohibit or restrict the activities of such companies in connection with their services to the Fund, Galaxy might be required to alter materially or discontinue its arrangements with such companies and change its method of operation. It is anticipated, however, that any resulting change in the Fund's method of operation would not affect the Fund's net asset value per share or result in financial loss to any shareholder. State securities laws on this issue may differ from federal law and banks and financial institutions may be required to register as dealers pursuant to state law.

ADMINISTRATOR

  First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc. d/b/a 440 Financial) ("First Data"), located at 4400 Computer Drive, Westboro, Massachusetts 01581, serves as the Fund's administrator. First Data is a wholly-owned subsidiary of First Data Corporation.

  First Data generally assists the Fund in its administration and operation. First Data also serves as administrator to the other portfolios of Galaxy. For the services provided to the Fund, First Data is entitled to receive administration fees, computed daily and paid monthly, at the annual rate of
 .09% of the first $2.5 billion of the combined average daily net assets of the Fund and the other portfolios offered by Galaxy (collectively, the "Portfolios"), .085% of the next $2.5 billion of combined average daily net assets and .08% of combined average daily net assets over $5 billion. In addition, First Data also receives a separate annual fee from each Portfolio for certain fund accounting services. From time to time, First Data may waive all or a portion of the administration fee payable to it by the Fund, either voluntarily or pursuant to applicable statutory expense limitations.

  The Predecessor Fund bore administration fees during its most recent fiscal year pursuant to the administration agreement then in effect with Federated Administrative Services, its prior administrator, at the effective annual rate of .107% of its average daily net assets.

                     DESCRIPTION OF GALAXY AND ITS SHARES

  Galaxy was organized as a Massachusetts business trust on March 31, 1986. Galaxy's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares into one or more classes or series of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in the Fund: Class U-Series 1 shares (Trust Shares) and Class U-Series 2 shares (Retail Shares), both series representing interests in the Fund.

  The Board of Trustees has also authorized the issuance of additional classes and series of shares representing interests in other portfolios of Galaxy. For information regarding the Fund's Retail Shares and these other portfolios, which are offered through separate prospectuses, contact the Distributor at
(800) 628-0414.

  Shares of each series in the Fund bear their pro rata portion of all operating expenses paid by the Fund except as follows. Holders of the Fund's Retail Shares bear the fees that are paid to Institutions under Galaxy's Shareholder Services Plan described below. Currently, these payments are not made with respect to the Fund's Trust Shares and, as a result, the net yield on the Fund's Trust Shares will generally be higher than the net yield on the Fund's Retail Shares. In addition, shares of each series in the Fund bear differing transfer agency expenses. Standardized yield and total return quotations are computed separately for each series of shares.

  Persons selling or servicing different series of shares of the Fund may receive different compensation with respect to one particular series of shares as opposed to the other series of shares in the Fund. Retail Shares of the Fund are sold without a sales load and have certain exchange and other privileges which are not available with respect to Trust shares.

  Each share of Galaxy (irrespective of series designation) has a par value of $.001 per share, represents an equal proportionate interest in the related Fund with other shares of the same class (irrespective of series designation), and is entitled to such dividends and distributions out of the income earned on the assets belonging to such Fund as are declared in the discretion of Galaxy's Board of Trustees.

  Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series.

  Galaxy is not required under Massachusetts law to hold annual shareholder meetings and intends to do so only if required by the 1940 Act. Shareholders have the right to remove Trustees.

SHAREHOLDER SERVICES PLAN

  Galaxy intends to enter into servicing agreements with Institutions (including Fleet Bank and its affiliates) pursuant to which Institutions will render certain administrative and support services to Customers who are the beneficial owners of Retail Shares. Such services will be provided to Customers who are the beneficial owners of Retail Shares and are intended to supplement the services provided by Galaxy's administrator and transfer agent to the shareholders of record of the Retail Shares. In consideration for payment of up to .25% (on an annualized basis) of the average daily net asset value of Retail Shares owned beneficially by their Customers, Institutions may provide one or more of the following services to such Customers: aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with the Distributor; processing dividend payments from the Fund; providing sub-accounting with respect to Retail Shares or the information necessary for sub-accounting; and providing periodic mailings to Customers. In consideration for payment of up to a separate .25% (on an annualized basis) of the average daily net asset value of Retail Shares owned beneficially by their Customers, Institutions may provide one or more of these additional services to such
Customers: providing Customers with information as to their positions in Retail Shares; responding to Customer inquiries; and providing a service to invest the assets of Customers in Retail Shares. These services are described more fully in Galaxy's Statement of Additional Information under "Shareholder Services Plan."

  Although the Shareholder Services Plan has been approved with respect to both Retail Shares and Trust Shares of the Fund, as of the date of this Prospectus, Galaxy intends to enter into servicing agreements under the Shareholder Services Plan only with respect to Retail Shares of the Fund, and to limit the payment under these servicing agreements for the Fund to no more than .30% (on an annualized basis) of the average daily net asset value of the Retail Shares of the Fund beneficially owned by Customers of Institutions. Galaxy understands that Institutions may charge fees to their Customers who are owners of Retail Shares in connection with their accounts with such Institutions. Any such fees would be in addition to any amounts which may be received by an Institution under the Shareholder Services Plan. Under the terms of each servicing agreement entered into with Galaxy, Institutions are required to provide their Customers with a schedule of any fees that they may charge in connection with Customer investments in Retail Shares.

AFFILIATE AGREEMENT FOR SUB-ACCOUNT SERVICES

  First Data has entered into an agreement with Fleet Trust Company, an affiliate of the Investment Adviser, pursuant to which Fleet Trust Company performs certain sub-account and administrative functions ("Sub-Account Services") on a per account basis with respect to Trust Shares of the Fund held by defined contribution plans, including: maintaining records reflecting separately with respect to each plan participant's sub-account all purchases and redemptions of Trust Shares and the dollar value of Trust Shares in each sub-account; crediting to each participant's sub-account all dividends and distributions with respect to that sub-account; and transmitting to each participant a periodic statement regarding the sub-account as well as any proxy materials, reports and other material Fund communications. Fleet Trust Company is compensated by First Data for the Sub-Account Services and in connection therewith the transfer agency fees payable by Trust Shares of the Fund to First Data have been increased by an amount equal to these fees. In substance, therefore, the holders of Trust Shares of the Fund indirectly bear these fees.

                         CUSTODIAN AND TRANSFER AGENT

  The Chase Manhattan Bank, N.A. ("Chase Manhattan"), located at 1 Chase Manhattan Plaza, New York, New York 10081, a wholly-owned subsidiary of The Chase Manhattan Corporation, serves as custodian of the Fund's assets. Chase Manhattan may employ sub-custodians for the Fund upon approval of the Trustees in accordance with the regulations of the SEC, for the purposes of providing custodial services for the Fund's foreign assets held outside the United States. First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc. d/b/a 440 Financial) ("First Data"), a wholly-owned subsidiary of First Data Corporation, serves as the Fund's transfer and dividend disbursing agent. Services performed by these entities for the Fund are described in the Statement of Additional Information. Communications to First Data should be directed to First Data at P.O. Box 15108, 4400 Computer Drive, Westboro, Massachusetts 01581.

                                   EXPENSES

  Except as noted below, Fleet and First Data bear all expenses in connection with the performance of their services for the Fund. Galaxy bears the expenses incurred in the Fund's operations. Such expenses include: taxes; interest; fees (including fees paid to its trustees and officers who are not affiliated with First Data); SEC fees; state securities qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory, administration, fund accounting and custody fees; charges of the transfer agent and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of independent pricing services; costs of shareholders' reports and shareholder meetings; and any extraordinary expenses. The Fund also pays for brokerage fees and commissions in connection with the purchase of portfolio securities.

                       PERFORMANCE AND YIELD INFORMATION

  From time to time, in advertisements or in reports to shareholders, the performance and yields of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant indexes or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Fund may be compared to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds, the S&P 500, an unmanaged index of groups of common stocks, the Consumer Price Index, or the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange.

  Performance and yield data as reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times or publications of a local or regional nature may also be used in comparing the performance and yields of the Fund. The performance and yield data for Trust Shares of the Fund will be calculated separately from the performance and yield data for the Fund's Retail Shares. Because of the shareholder servicing fees currently borne only by Retail Shares, the performance and yields on the Fund's Trust Shares can generally be expected, at any given time, to be higher than the performance and yields on the Fund's Retail Shares.

  The standard yield is computed by dividing the Fund's average daily net investment income per share during a 30-day (or one month) base period identified in the advertisement by the net asset value per share on the last day of the period, and annualizing the result on a semi-annual basis. The Fund may also advertise its "effective yield" which is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested.

  The Fund may also advertise its performance using "average annual total return" over various periods of time. Such total return figures reflect the average percentage change in the value of an investment in the Fund from the beginning date of the measuring period to the end of the measuring period. Average total return figures will be given for the most recent one-, five- and ten-year periods (if applicable), and may be given for other periods as well, such as from the commencement of the Fund's operations, or on a year-by-year basis. The Fund may also use "aggregate total return" figures for various periods, representing the cumulative change in the value of an investment in the Fund for the specified period. Both methods of calculating total return assume that dividends and capital gain distributions made by the Fund during the period are reinvested in Fund shares.

  Performance and yields of the Fund will fluctuate and any quotation of performance or yield should not be considered as representative of future performance. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance and yield are generally functions of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any additional fees charged by Institutions with respect to accounts of Customers that have invested in Trust Shares of the Fund will not be included in calculations of yield and performance.

  The portfolio manager of the Fund and other investment professionals may from time to time discuss in advertising, sales literature or other materials, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include but are not limited to the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products; and tax, retirement and investment planning.

                                 MISCELLANEOUS

  Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent certified public accountants.

  As used in this Prospectus, a "vote of the holders of a majority of the outstanding shares" of either Galaxy, the Fund or a particular investment portfolio means, with respect to the approval of an investment advisory agreement or a change in an investment objective or fundamental investment policy, the affirmative vote of the holders of the lesser of (a) more than 50% of the outstanding shares of Galaxy or the Fund or portfolio (irrespective of series designation), or (b) 67% or more of the shares of Galaxy or the Fund or portfolio (irrespective of series designation) present at a meeting if more than 50% of the outstanding shares of Galaxy or the Fund or portfolio (irrespective of series designation) are represented at the meeting in person or by proxy.

FN-507 (12/95)                                                            15004

                                                                          RETAIL

                                THE GALAXY FUND

                             GROWTH AND INCOME FUND


                                   PROSPECTUS

                                OCTOBER 27, 1995
                         (AS REVISED DECEMBER 4, 1995)

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH
THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION
OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY
THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                               TABLE OF CONTENTS

                                                                       PAGE
Highlights............................................................   2
Expense Summary.......................................................   4
Financial Highlights..................................................   5
Investment Objective and Policies.....................................   6
Investments, Strategies and Risks.....................................   6
Investment Limitations................................................  10
Pricing of Shares.....................................................  11
How to Purchase and Redeem Shares.....................................  11
 Distributor..........................................................  11
 Purchase of Shares...................................................  11
 Public Offering Price................................................  12
 Quantity Discounts...................................................  13
 Purchase Procedures--Customers of Institutions.......................  14
 Purchase Procedures--Direct Investors................................  15
 Other Purchase Information...........................................  15
 Redemption Procedures--Customers of Institutions.....................  16
 Redemption Procedures--Direct Investors..............................  16
 Other Redemption Information.........................................  18
Investor Programs.....................................................  18
 Exchange Privilege...................................................  18
 Retirement Plans.....................................................  19
 Automatic Investment Program and Systematic Withdrawal Plan..........  19
 College Investment Program...........................................  20
 Direct Deposit Program...............................................  20
Information Services..................................................  20
 Galaxy Information Center............................................  20
 Voice Response System................................................  21
 Galaxy Shareholder Services..........................................  21
Dividends and Distributions...........................................  21
Taxes.................................................................  21
 Federal..............................................................  21
 State and Local......................................................  22
Management of the Fund................................................  22
 Investment Adviser...................................................  22
 Authority to Act as Investment Adviser...............................  23
 Administrator........................................................  23
Description of Galaxy and Its Shares..................................  24
 Shareholder Services Plan............................................  24
 Affiliate Agreement for Sub-Accounting Services......................  25
Custodian and Transfer Agent..........................................  25
Expenses..............................................................  26
Performance and Yield Information.....................................  26
Miscellaneous.........................................................  27

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                THE GALAXY FUND

4400 Computer Drive                   For applications and information
Westboro, Massachusetts 01581         concerning initial purchases and current
                                      performance, call (800) 628-0414. For
                                      additional purchases, redemptions,
                                      exchanges and other shareholder
                                      services, call (800) 628-0413.

  The Galaxy Fund ("Galaxy") is an open-end management investment company. This Prospectus describes a series of Galaxy shares (the "Retail Shares") which represent interests in the Growth and Income Fund (the "Fund") offered by Galaxy.

  The Fund's investment objective is to provide a relatively high total return through long-term capital appreciation and current income. The Fund attempts to achieve this objective by investing in a professionally managed, diversified portfolio consisting primarily of common stocks of companies believed to have prospects for above-average growth and dividends or of companies where significant fundamental changes are taking place. Under normal market and economic conditions, the Fund will invest at least 65% of its total assets in growth and income equity securities. The Fund seeks to achieve a current dividend yield that exceeds the composite yield of securities included in the Standard & Poor's 500 Composite Stock Index ("S&P 500").

  This Prospectus describes Retail Shares in the Fund. Retail Shares are offered to customers ("Customers") of Fleet Brokerage Securities Corporation, Fleet Brokerage Securities, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks, and other qualified banks, savings and loan associations and broker/dealers ("Institutions"). Shares may also be purchased directly by individuals or corporations, who submit a purchase application to Galaxy, purchasing either for their own account or for the accounts of others ("Direct Investors"). Galaxy is also authorized to issue an additional series of shares in the Fund ("Trust Shares"), which are offered under a separate prospectus primarily to investors maintaining qualified accounts at bank and trust institutions, including institutions affiliated with Fleet Financial Group, Inc., and to participants in employer-sponsored defined contribution plans. Retail Shares and Trust Shares in the Fund represent equal pro rata interests in the Fund, except they bear different expenses which reflect the difference in the range of services provided to them. See "Financial Highlights", "Management of the Fund" and "Description of Galaxy and Its Shares" herein.

  The Fund is distributed by 440 Financial Distributors, Inc., and advised by Fleet Investment Advisors Inc.

  SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY FLEET FINANCIAL GROUP, INC. OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

  This Prospectus sets forth concisely the information that prospective investors should consider before investing. Investors should read this Prospectus and retain it for future reference. Additional information about the Funds, contained in the Statement of Additional Information bearing the same date, has been filed with the Securities and Exchange Commission. The current Statement of Additional Information is available upon request without charge by contacting Galaxy at its telephone numbers or address shown above. The Statement of Additional Information, as it may be amended from time to time, is incorporated by reference in its entirety into this Prospectus.

                               ----------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               OCTOBER 27, 1995
                         (AS REVISED DECEMBER 4, 1995)

                                  HIGHLIGHTS

  Q: WHAT IS THE GALAXY FUND?

  A: Galaxy is an open-end management investment company (commonly known as a mutual fund) that offers investors the opportunity to invest in different investment portfolios, each having separate investment objectives and policies. This Prospectus describes Galaxy's GROWTH AND INCOME FUND. Prospectuses for Galaxy's MONEY MARKET, GOVERNMENT, TAX-EXEMPT, U.S. TREASURY, CONNECTICUT MUNICIPAL MONEY MARKET, MASSACHUSETTS MUNICIPAL MONEY MARKET, INSTITUTIONAL TREASURY MONEY MARKET, SHORT-TERM BOND, INTERMEDIATE GOVERNMENT INCOME, CORPORATE BOND, HIGH QUALITY BOND, TAX-EXEMPT BOND, NEW YORK MUNICIPAL BOND, CONNECTICUT MUNICIPAL BOND, MASSACHUSETTS MUNICIPAL BOND, RHODE ISLAND MUNICIPAL BOND, EQUITY VALUE, EQUITY GROWTH, EQUITY INCOME, INTERNATIONAL EQUITY, SMALL COMPANY EQUITY, ASSET ALLOCATION AND SMALL CAP VALUE FUNDS may be obtained by calling (800) 628-0414.

  Q: WHO ADVISES THE FUND?

  A: The Fund is managed by Fleet Investment Advisors Inc. (the "Investment Adviser" or "Fleet"), an indirect wholly-owned subsidiary of Fleet Financial Group, Inc. Fleet Financial Group, Inc. is a financial services company with total assets as of June 30, 1995 of approximately $25 billion. See "Management of the Fund--Investment Adviser."

  Q: WHAT ADVANTAGES DOES THE FUND OFFER?

  A: The Fund offers investors the opportunity to invest in a variety of professionally managed, diversified investment portfolios without having to become involved with the detailed accounting and safekeeping procedures normally associated with direct investments in securities. The Fund also offers the economic advantages of block trading in portfolio securities and the availability of a family of twenty-four mutual funds should your investment goals change.

  Q: HOW TO BUY AND REDEEM SHARES?

  A: The Fund is distributed by 440 Financial Distributors, Inc. Retail Shares of the Fund are sold to individuals or corporations, who submit a purchase application to Galaxy, purchasing either for their own accounts or for the accounts of others ("Direct Investors"). Retail Shares may also be purchased on behalf of Customers of Fleet Brokerage Securities Corporation, Fleet Securities, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks and other qualified banks, savings and loan associations and broker/dealers ("Institutions"). Retail Shares may also be purchased by employees of Fleet Financial Group, Inc. and its affiliates through payroll deductions. Retail Shares of the Fund may be purchased at their net asset value plus a maximum initial sales charge of 3.75%. Lower sales charges and exemptions are available as described in this Prospectus. Share purchase and redemption information for both Direct Investors and Customers is provided below under "How to Purchase and Redeem Shares." Except as provided below in "Investor Programs," the minimum initial investment for Direct Investors and the minimum initial aggregate investment for Institutions purchasing on behalf of their Customers is $2,500. The minimum investment for subsequent purchases is $100. There are no minimum requirements for investors participating in the Automatic Investment Program described below. Institutions may require Customers to maintain certain minimum investments in Retail Shares. See "How to Purchase and Redeem Shares--Purchase of Shares" below.

  Q: WHEN ARE DIVIDENDS PAID?

  A: The net investment income of the Fund is declared and paid quarterly. Net realized capital gains of the Fund are distributed at least annually. See "Dividends and Distributions."

  Q: WHAT POTENTIAL RISKS ARE PRESENTED BY THE FUND'S INVESTMENT PRACTICES?

  A: The Fund invests primarily in growth-oriented equity securities, which may include securities of issuers with small capitalizations. As a result, the Fund may be more volatile than, and may fluctuate independently of, broad stock market indices. See "Investments, Strategies and Risks--Common Stock." The Fund may invest in lower-rated convertible securities, which are high-yield, high-risk bonds that are typically subject to greater market fluctuations and may be more difficult to value or dispose of than higher-rated, lower-yielding bonds. See "Investments, Strategies and Risks-- Convertible Securities." The Fund may invest in foreign securities that are freely traded on U.S. securities exchanges or in over-the-counter markets in the form of depository receipts. Investments in foreign securities may present greater risks than those associated with investments in the securities of U.S. issuers. See "Investments, Strategies and Risks--Securities of Foreign Issuers." The Fund may also invest in certain "derivative" securities, such as put and call options, stock index futures and options, indexed securities and swap agreements. Derivative securities derive their value from the performance of underlying assets, interest rates or indices and as a result entail additional market and credit risks. See "Investments, Strategies and Risks-- Derivative Securities."

  Q: WHAT SHAREHOLDER PRIVILEGES ARE OFFERED BY THE FUND?

  A: Investors may exchange Retail Shares of the Fund having a value of at least $100 for Retail Shares of any other portfolio offered by Galaxy in which the investor has an existing account without paying an additional sales charge. Galaxy offers Individual Retirement Accounts ("IRAs"), Simplified Employee Pension Plans ("SEPs") and Keogh Plan accounts which can be established by contacting Galaxy's distributor. Retail Shares are also available for purchase through Multi-Employee Retirement Plans ("MERPs") accounts which can be established by Customers directly with Fleet Brokerage Securities Corporation or its affiliates. Galaxy also offers an Automatic Investment Program which allows investors to automatically invest in Retail Shares, as well as certain other shareholder privileges. See "Investor Programs."

                                EXPENSE SUMMARY

  Set forth below is a summary of (i) the shareholder transaction expenses imposed by the Fund with respect to Retail Shares and (ii) the operating expenses for Retail Shares of the Fund. SHAREHOLDER TRANSACTION EXPENSES are charges you pay when buying or selling shares of the Fund. ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, general Fund administration, accounting and other services. Examples based on the summary are also shown.

                                                          GROWTH AND INCOME FUND
SHAREHOLDER TRANSACTION EXPENSES                             (RETAIL SHARES)
--------------------------------                          ----------------------
Front End Sales Load Imposed on Purchases (as a percent-
 age of offering price).................................          3.75%
Sales Load on Reinvested Dividends......................           None
Deferred Sales Load.....................................           None
Redemption Fees/1/......................................           None
Exchange Fees...........................................           None
ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
---------------------------------------
Advisory Fees...........................................           .75%
12b-1 Fees..............................................           None
Other Expenses..........................................           .74%
                                                                  -----
Total Fund Operating Expenses...........................          1.49%
                                                                  =====

--------
/1/ Direct Investors are charged a $5.00 fee if redemption proceeds are paid by wire.

EXAMPLE: YOU WOULD PAY THE FOLLOWING EXPENSES ON A $1,000 INVESTMENT, ASSUMING
(1) DEDUCTION AT THE TIME OF PURCHASE OF THE MAXIMUM APPLICABLE FRONT-END SALES LOAD, (2) A 5% ANNUAL RETURN, AND (3) REDEMPTION OF YOUR INVESTMENT AT THE END OF THE FOLLOWING PERIODS:

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
Growth and Income Fund..........................  $52     $83    $115     $207

  The Expense Summary and Example are intended to assist the investor in understanding the costs and expenses that an investor in Retail Shares of the Fund will bear directly or indirectly. They are based on expenses incurred by the Fund during the last fiscal year, restated to reflect the current fees for the Fund's Retail Shares that would have been applicable had they been in effect. Reduced sales charges may be available. See "How to Purchase and Redeem Shares--Public Offering Price" and "How to Purchase and Redeem Shares-- Quantity Discounts". For more complete descriptions of these costs and expenses, see "Management of the Fund" and "Description of Galaxy and Its Shares" in this Prospectus and the financial statements and notes included in the Statement of Additional Information.

THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. THE ACTUAL EXPENSES AND RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN.

                             FINANCIAL HIGHLIGHTS

  This Prospectus describes the Retail Shares in the Fund. Galaxy is also authorized to issue an additional series of Shares in the Fund, Trust Shares, which are offered under a separate prospectus. As described below under "Description of Galaxy and Its Shares", Retail Shares and Trust Shares represent equal pro rata interests in the Fund, except that (i) Retail Shares of the Fund bear the expenses incurred under Galaxy's Shareholder Services Plan at an annual rate of .30% of the average daily net asset value of the Fund's outstanding Retail Shares (currently, these fees are not paid with respect to the Fund's Trust Shares), and (ii) Retail Shares and Trust Shares bear differing transfer agency expenses.

  The Growth and Income Equity Fund commenced operations on February 12, 1993 as a separate investment portfolio (the "Predecessor Fund") of The Shawmut Funds, which was organized as a Massachusetts business trust. On December 4, 1995, the Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund had offered and sold two series of shares of beneficial interest that were similar to the Fund's Retail Shares and Trust Shares, respectively.

  The financial highlights set forth certain information concerning the investment results of the Predecessor Fund's Investment Shares (the series that is similar to the Fund's Retail Shares) for the six months ended April 30, 1995, the fiscal year ended October 31, 1994 and the fiscal period ended October 31, 1993. The information for the fiscal year ended October 31, 1994 and for the prior fiscal period ended October 31, 1993 was audited by Price Waterhouse LLP, independent accountants for the Predecessor Fund, whose report thereon appears in the Statement of Additional Information. Such Financial Highlights should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information. Additional information about the performance of the Predecessor Fund is contained in The Shawmut Funds' Annual Report, which may be obtained without charge.

                      PREDECESSOR GROWTH AND INCOME FUND
         (FOR AN INVESTMENT SHARE OUTSTANDING THROUGHOUT EACH PERIOD.)

                                        PERIOD ENDED
                                         APRIL 30,     YEAR ENDED  PERIOD ENDED
                                            1995       OCTOBER 31, OCTOBER 31,
                                        (UNAUDITED)       1994       1993/1/
                                        ------------   ----------- ------------
Net Asset Value, Beginning of Period...   $ 11.15        $ 10.69     $ 10.23
                                          -------        -------     -------
 Net Investment Income.................      0.12           0.22        0.15
 Net realized and unrealized
  gain/(loss) on investments...........      0.71           0.72        0.48
                                          -------        -------     -------
  Total from Investment Operations.....      0.83           0.94        0.63
                                          -------        -------     -------
Dividends to shareholders from net in-
 vestment income.......................     (0.13)         (0.20)      (0.17)
Distributions to shareholders from net
 realized gain on investment
 transactions..........................     (0.49)         (0.28)        --
                                          -------        -------     -------
  Total Distributions..................     (0.62)         (0.48)      (0.17)
                                          -------        -------     -------
Net Asset Value, End of Period.........   $ 11.36        $ 11.15     $ 10.69
                                          =======        =======     =======
Total Return...........................      7.94%          9.12%       6.20%
 Expenses/3/...........................      1.31%/2/       1.29%       1.25%/2/
 Net investment income/3/..............       .18%/2/       2.06%       1.77%/2/
 Net Assets, End of Period (000 omit-
  ted).................................   $31,811        $22,244     $16,280
Portfolio Turnover Rate................        20%            73%         38%

--------
/1/ For the period from February 12, 1993 (date of initial public offering) to
    October 31, 1993.
/2/ Computed on an annualized basis.
/3/ Without voluntary expense waivers/reimbursements, the expense and net investment income ratios shown above would be 1.78% and 2.65%, respectively, for the period ended April 30, 1995, 1.74% and 2.51%, respectively, for the year ended October 31, 1994, and 1.78% and 1.30%, respectively, for the period ended October 31, 1993.

                      INVESTMENT OBJECTIVES AND POLICIES

  The Fund's investment objective is to provide a relatively high total return through long-term capital appreciation and current income. The Fund attempts to achieve this objective by investing in a professionally managed, diversified portfolio consisting primarily of common stocks of companies with prospects for above-average growth and dividends or of companies where significant fundamental changes are taking place. Under normal market circumstances, the Fund will invest at least 65% of its assets in growth and income equity securities. The Fund seeks to achieve a current dividend yield that exceeds the composite yield of securities included on the S&P 500.

  The Investment Adviser will use its best efforts to achieve the Fund's investment objective, although its achievement cannot be assured. The investment objective of the Fund may not be changed without the approval of the holders of a majority of its outstanding Shares (as defined under "Miscellaneous"). Except as noted below under "Investment Limitations," the Fund's investment policies may be changed without shareholder approval. An investor should not consider an investment in the Fund to be a complete investment program.

                       INVESTMENTS, STRATEGIES AND RISKS

  Common Stock. As described above, the Fund invests primarily in equity securities. As with other mutual funds that invest primarily in equity securities, the Fund is subject to market risks. That is, the possibility exists that common stocks will decline over short or even extended periods of time and the United States equity market tends to be cyclical, experiencing both periods when stock prices generally increase and periods when stock prices generally decrease. However, because the Fund invests primarily in growth-oriented equity securities, there are some additional risk factors associated with investment in the Fund. Growth-oriented stocks may include issuers with smaller capitalizations. Small capitalization stocks have historically been more volatile in price than larger capitalization stocks, such as those included in the S&P 500. This is because, among other things, smaller companies have a lower degree of liquidity in the equity market and tend to have a greater sensitivity to changing economic conditions. Further, in addition to exhibiting greater volatility, these stocks may, to some degree, fluctuate independently of the stocks of large companies. That is, the stock of small capitalization companies may decline in price as the price of large company stocks rises or vice versa. Therefore, investors should expect that the Fund will be more volatile than, and may fluctuate independently of, broad stock market indices such as the S&P 500.

  Convertible Securities. Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. The Fund may invest in convertible bonds rated "BB" or higher by Standard & Poor's Ratings Group ("S&P") or Fitch Investors Service, Inc. ("Fitch"), or "Ba" or higher by Moody's Investors Service, Inc. ("Moody's") at the time of investment. Securities rated "BB" by S&P or Fitch or "Ba" by Moody's provide questionable protection of principal and interest in that such securities either have speculative characteristics or are predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Debt obligations that are not rated, or determined to be, investment grade are high-yield, high-risk bonds, typically subject to greater market fluctuations, and securities in the lowest rating category may be in danger of loss of income and principal due to an issuer's default. To a greater extent than investment-grade bonds, the value of lower-rated bonds tends to reflect short-term corporate, economic, and market developments, as well as investor perceptions of the issuer's credit quality. In addition, lower-rated bonds may be more difficult to dispose of or to value than high-rated, lower-yielding bonds. The Investment Adviser will attempt to reduce the risks described above through diversification of the portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments. If a convertible bond is rated below "BB" or "Ba" according to the characteristics set forth here after the Fund has purchased it, the Fund is not required to eliminate the convertible bond from the portfolio, but will consider appropriate action. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for different investment objectives. The Fund does not intend to invest in such lower-rated bonds during the current fiscal year. A description of the rating categories is contained in the Appendix to the Statement of Additional Information.

  Convertible bonds and convertible preferred stocks are fixed income securities that generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities, and therefore, have a claim to assets of the corporation prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar nonconvertible securities of the same company. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality. The Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in the Investment Adviser's opinion, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. Otherwise, the Fund will hold or trade the convertible securities. In selecting convertible securities for the Fund, the Investment Adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Investment Adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

  Securities of Foreign Issuers. The Fund may invest in the securities of foreign issuers which are freely traded on United States securities exchanges or in the over-the-counter market in the form of depository receipts. Securities of a foreign issuer may present greater risks in the form of nationalization, confiscation, domestic marketability, or other national or international restrictions. As a matter of practice, the Fund will not invest in the securities of a foreign issuer if any such risk appears to the Investment Adviser to be substantial.

  Options and Futures Contracts. The Fund may buy and sell options and futures contracts to manage its exposure to changing interest rates, security prices, and currency exchange rates. Some options and futures strategies, including selling futures, buying puts, and writing calls, tend to hedge the Fund's investments against price fluctuations. Other strategies, including buying futures, writing puts, and buying calls, tend to increase market exposure. Options and futures may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of the overall strategy. The Fund may invest in options and futures based on any type of security, index, or currency, including options and futures based on foreign exchanges and options not traded on exchanges.

  Options and futures can be volatile investments, and involve certain risks. If the Investment Adviser applies a hedge at an inappropriate time or judges market conditions incorrectly, options and futures may lower the Fund's individual return. The Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market.

  The Fund will not hedge more than 20% of its total assets by selling futures, buying puts, and writing calls under normal conditions. The Fund will not buy futures or write puts whose underlying value exceeds 20% of its total assets, and will not buy calls with a value exceeding 5% of its total assets.

  Stock Index Futures, Swap Agreements, Indexed Securities and Options. The Fund may utilize stock index futures contracts, options, swap agreements, indexed securities, and options on futures contracts, subject to the limitation that the value of these futures contracts, swap agreements, indexed securities, and options will not exceed 20% of the Fund's total assets. The Fund will not purchase options to the extent that more than 5% of the value of its total assets would be invested in premiums on open put option positions. In addition, the Fund does not intend to invest more than 5% of the market value of its total assets in each of the following: futures contracts, swap agreements, and indexed securities. When the Fund enters into a swap agreement, assets of the Fund equal to the value of the swap agreement will be segregated by the Fund.

  There are several risks accompanying the utilization of futures contracts. Positions in futures contracts may be closed only on an exchange or board of trade that furnishes a secondary market for such contracts. While the Fund plans to utilize futures contracts only if there exists an active market for such contracts, there is no guarantee that a liquid market will exist for the contracts at a specified time. Furthermore, because by definition, futures contracts look to projected price levels in the future and not to current levels of valuation, market circumstances may result in there being a discrepancy between the price of the stock index future and the movement in the corresponding stock index. The absence of a perfect price correlation between the futures contract and its underlying stock index could stem from investors choosing to close futures contracts by offsetting transactions, rather than satisfying additional margin requirements. This could result in a distortion of the relationship between the index and the futures market. In addition, because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations.

  Restricted and Illiquid Securities. The Fund intends to invest in restricted securities. Restricted securities are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies, but which are subject to restriction on resale under federal securities law. The Fund will limit its investments in illiquid securities, including certain restricted securities not determined by the Trustees to be liquid, non-negotiable fixed time deposits with maturities over seven days, over-the-counter options, and repurchase agreements providing for settlement in more than seven days after notice, to 15% of its net assets.

  When-Issued and Delayed Settlement Transactions. The Fund may purchase eligible securities on a "when-issued" or "delayed settlement" basis. When-issued transactions, which involve a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. Delayed settlement describes settlement of a securities transaction in the secondary market which will occur sometime in the future. When-issued and delayed settlement transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the securities delivery takes place.

  The Fund may dispose of a commitment prior to settlement if the Investment Adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later days. The Fund may realize short-term profits or losses upon the sale of such commitments.

  Securities Lending. The Fund may lend its portfolio securities on a short-term or long-term basis, or both, to financial institutions such as banks and broker/dealers. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral, should the borrower of the securities fail financially. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. Loans will be made only to borrowers deemed by the Investment Adviser to be of good standing and only when, in the Investment Adviser's judgment, the income to be earned from the loan justifies the attendant risks. The Fund will limit the lending of its portfolio securities so that, at any given time, securities loaned by the Fund represent not more than one-third of the value of its total assets.

  Temporary Investments. In such proportions, as, in the judgment of the Investment Adviser, prevailing market conditions warrant, the Fund may, for temporary defensive purposes, invest in:

  . short-term money market instruments rated in one of the top two rating categories by a nationally recognized statistical rating organization;

  . securities issued and/or guaranteed as to payment of principal and interest by the U.S. Government, its agencies, or instrumentalities; and

  . repurchase agreements.

  Repurchase Agreements. The Fund may purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually specified date and price ("repurchase agreements"). Repurchase agreements will be entered into only with financial institutions such as banks and broker/dealers which are deemed to be creditworthy by the Investment Adviser under guidelines approved by Galaxy's Board of Trustees. The Fund will not enter into repurchase agreements with Fleet or any of its affiliates. Securities subject to repurchase agreements may bear maturities exceeding one year. Unless a repurchase agreement has a remaining maturity of seven days or less or may be terminated on demand upon notice of seven days or less, the repurchase agreement will be considered an illiquid security and will be subject to the Fund's 15% limitation on investing in illiquid securities.

  The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by the Fund at not less than the agreed upon repurchase price. If the seller defaulted on its repurchase obligation, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) were less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action.

  Investment Company Securities. The Fund may invest in the securities of other investment companies. Investments in other investment companies will cause the Fund (and, indirectly, the Fund's shareholders) to bear proportionately the costs incurred in connection with the investment companies' operations. Securities of other investment companies will be acquired by the Fund within the limits prescribed by the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies as a group; and (c) not more than

3% of the outstanding voting stock of any one investment company will be owned by the Fund. The Fund will invest in other investment companies primarily for the purpose of investing its short-term cash which has not as yet been invested in other portfolios instruments. However, from time to time, on a temporary basis, the Fund may invest exclusively in one other investment company similar to the Fund.

  Derivative Securities. The Fund may purchase certain "derivative" securities. Derivative securities are instruments that derive their value from the performance of underlying assets, interest rates, or indices, and include, but are not limited to, put and call options, stock index futures and options, indexed securities and swap agreements.

  Derivative securities present, to varying degrees, market risk that the performance of the underlying assets, interest rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest rates change adversely, the value of the derivative security will decline more than the assets, rates or indices on which it is based; liquidity risk that the Fund will be unable to sell a derivative security when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative security will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative securities are more complex than others, and for those instruments that have been developed recently, data are lacking regarding their actual performance over complete market cycles.

  The Investment Adviser will evaluate the risks presented by the derivative securities purchased by the Fund, and will determine, in connection with its day-to-day management of the Fund, how they will be used in furtherance of the Fund's investment objective. It is possible, however, that the Investment Adviser's evaluations will prove to be inaccurate or incomplete and, even when accurate and complete, it is possible that the Fund will, because of the risks discussed above, incur loss as a result of its investments in derivative securities. See "Investment Objectives and Policies--Derivative Securities" in the Statement of Additional Information for additional information.

                            INVESTMENT LIMITATIONS

  The following investment limitations are matters of fundamental policy and may not be changed with respect to the Fund without the affirmative vote of the holders of a majority of its outstanding Shares (as defined under "Miscellaneous"). Other investment limitations that also cannot be changed without such a vote of shareholders are contained in the Statement of Additional Information under "Investment Objectives and Policies."

  The Fund may not:

    1. Borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a portfolio instrument for a percentage of its cash value with an arrangement to buy it back on a set date) or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge up to 10% of the value of its total assets to secure such borrowings; or

    2. With respect to 75% of the value of its total assets, invest more than 5% in securities of any one issuer, other than cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such securities, or acquire more than 10% of the outstanding voting securities of any one issuer.

  The following investment limitation may be changed by Galaxy's Board of Trustees without shareholder approval. Shareholders will be notified before any material change in this limitation becomes effective:

    3. Invest more than 15% of its net assets in securities subject to restrictions on resale under the Securities Act of 1933 (except for commercial paper issued under Section 4(a) of the Securities Act of 1933 and certain other securities which meet the criteria for liquidity as established by the Board of Trustees).

  If a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of a Fund's portfolio securities will not constitute a violation of the limitation.

                               PRICING OF SHARES

  Net asset value per share of the Fund is determined as of the close of regular trading hours on the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. (Eastern Time). The net asset value per share is determined on each day on which the Exchange is open for trading. Currently, the holidays which Galaxy observes are New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Net asset value per share of the Fund for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets attributable to the shares of that series of the Fund, less the liabilities attributable to the shares of that series of the Fund, by the number of outstanding shares of that series of the Fund.

  The assets in the Fund which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Securities quoted on the NASD National Market System are also valued at the last sale price. Other securities traded on over-the-counter markets are valued on the basis of their closing over-the-counter bid prices. Securities for which there were no transactions are valued at the average of the most recent bid and asked prices. Investments in debt securities with remaining maturities of 60 days or less are valued based upon the amortized cost method. Restricted securities, securities for which market quotations are not readily available, and other assets are valued at fair value by the Investment Adviser under the supervision of Galaxy's Board of Trustees. An option is generally valued at the last sale price or, in the absence of a last sale price, the last offer price.

                       HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

  Shares in the Fund are sold on a continuous basis by Galaxy's distributor, 440 Financial Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc., d/b/a 440 Financial). The Distributor is a registered broker/dealer with principal offices located at 290 Donald Lynch Boulevard, Marlboro, Massachusetts 01752.

PURCHASE OF SHARES

  The Distributor has established several procedures to enable different types of investors to purchase Retail Shares of the Fund. The Retail Shares described in this Prospectus may be purchased by individuals or corporations, who submit a purchase application to Galaxy, purchasing directly either for their own accounts or for the accounts of others ("Direct Investors"). Retail Shares may also be purchased by Fleet Brokerage Securities, Inc., Fleet Securities, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks and other qualified banks, savings and loan associations and broker/dealers ("Institutions") on behalf of their customers ("Customers"). Purchases by Direct Investors may take place only on days on which the Distributor and Galaxy's custodian and Galaxy's transfer agent are open for business ("Business Days"). If an Institution accepts a purchase order from a Customer on a non-Business Day, the order will not be executed until it is received and accepted by the Distributor on a Business Day in accordance with the Distributor's procedures. Retail Shares of the Fund will be issued only in exchange for monetary consideration as described below.

PUBLIC OFFERING PRICE

  The public offering price for Retail Shares of the Fund is the sum of the net asset value of the Retail Shares purchased plus any applicable front-end sales charge. The sales charge is assessed as follows:

                               TOTAL SALES CHARGE       REALLOWANCE TO DEALERS
                         ------------------------------ ----------------------
                           AS A % OF       AS A % OF          AS A % OF
                         OFFERING PRICE    NET ASSET        OFFERING PRICE
AMOUNT OF TRANSACTION      PER SHARE    VALUE PER SHARE       PER SHARE
---------------------    -------------- --------------- ----------------------
Less than $50,000.......      3.75           3.90                3.75
$50,000 to $99,999......      3.50           3.63                3.50
$100,000 to $249,999....      3.00           3.09                3.00
$250,000 to $499,999....      2.50           2.56                2.50
$500,000 to $999,999....      2.00           2.04                2.00
$1,000,000 to
 $2,999,999.............      1.00           1.01                1.00
$3,000,000 and over.....      0.50           0.50                0.50

  Further reductions in the sales charges shown above are also possible. See "Quantity Discounts" below.

  The Distributor will pay the appropriate reallowance to dealers to broker-dealer organizations which have entered into agreements with the Distributor. The reallowance to dealers may be changed from time to time.

  At various times the Distributor may implement programs under which a dealer's sales force may be eligible to win nominal awards for certain sales efforts. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to qualifying dealers for certain services or activities which are primarily intended to result in sales of Retail Shares of the Fund. If any such program is made available to any dealer, it will be made available to all dealers on the same terms and conditions. Payments made under such programs will be made by the Distributor out of its own assets and not out of the assets of the Fund. These programs will not change the price of Retail Shares or the amount that the Fund will receive from such sales.

  In certain situations or for certain individuals, the front-end sales charge for Retail Shares of the Fund may be waived either because of the nature of the investor or the reduced sales effort required to attract such investments. In order to receive the sales charge waiver, an investor must explain the status of his or her investment at the time of purchase. No sales charge is assessed on the following types of transactions and/or investors:

  . reinvestment of dividends and distributions;

  . IRA, SEP and Keogh Plan accounts;

  . purchases by persons who were beneficial owners of shares of the Fund or any of the other portfolios offered by Galaxy or any other funds advised by Fleet or its affiliates before December 1, 1995;

  . purchases by directors, officers and employees of the Fund's Distributor and of broker-dealers having agreements with the Fund's Distributor pertaining to the sale of Retail Shares to the extent permitted by such organizations;

  . investors who purchase pursuant to a "wrap fee" program offered by any broker-dealer or other financial institution or financial planning organization;

  . purchases by members of Galaxy's Board of Trustees;

  . purchases by officers, directors, employees and retirees of Fleet
    Financial Group, Inc. and any of its affiliates; and

  . any purchase of Retail Shares pursuant to the Reinstatement Privilege described below.

QUANTITY DISCOUNTS

  Direct Investors or Customers may be entitled to reduced sales charges through Rights of Accumulation, a Letter of Intent or a combination of investments, as described below, even if the Direct Investor or Customer does not wish to make an investment of a size that would normally qualify for a quantity discount.

  In order to obtain quantity discount benefits, a Direct Investor or Customer must notify Galaxy's administrator, First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc. d/b/a 440 Financial) ("First Data") at the time of purchase that he or she would like to take advantage of any of the discount plans described below. Upon such notification, the investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time and are subject to confirmation of a Direct Investor's or Customer's holdings through a check of appropriate records. For more information about quantity discounts, please contact the Distributor or your Institution.

  Rights of Accumulation. A reduced sales charge applies to any purchase of Retail Shares of any portfolio of Galaxy that is sold with a sales charge ("Eligible Fund") where a Direct Investor's or Customer's then current aggregate investment in Retail Shares is $50,000 or more. "Aggregate investment" means the total of: (a) the dollar amount of the then current purchase of shares of an Eligible Fund; and (b) the value (based on current net asset value) of previously purchased and beneficially-owned shares of any Eligible Fund on which a sales charge has been paid. If, for example, a Direct Investor or Customer beneficially owns shares of one or more Eligible Funds with an aggregate current value of $49,000 on which a sales charge has been paid and subsequently purchases shares of an Eligible Fund having a current value of $1,000, the sales charge applicable to the subsequent purchase would be reduced to 3.50% of the offering price. Similarly, with respect to each subsequent investment, all shares of Eligible Funds that are beneficially owned by the investor at the time of investment may be combined to determine the applicable sales charge.

  Letter of Intent. By completing the Letter of Intent included as part of the Account Application, a Direct Investor or Customer becomes eligible for the reduced sales charge applicable to the total number of Eligible Fund Retail Shares purchased in a 13-month period pursuant to the terms and under the conditions set forth below and in the Letter of Intent. To compute the applicable sales charge, the offering price of Retail Shares of an Eligible Fund on which a sales charge has been paid and that are beneficially owned by a Direct Investor or Customer on the date of submission of the Letter of Intent, may be used as a credit toward completion of the Letter of Intent. However, the reduced sales charge will be applied only to new purchases.

  First Data will hold in escrow Retail Shares equal to 5% of the amount indicated in the Letter of Intent for payment of a higher sales charge if a Direct Investor or Customer does not purchase the full amount indicated in the Letter of Intent. The escrow will be released when a Director Investor or Customer fulfills the terms of the Letter of Intent by purchasing the specified amount. If purchases qualify for a further sales charge reduction, the sales charge will be adjusted to reflect a Direct Investor's or Customer's total purchases. If total purchases are less than the amount specified, a Direct Investor or Customer will be requested to remit an amount equal to the difference between the sales charge actually paid and the sales charge applicable to the total purchases. If such remittance is not received within 20 days, First Data, as attorney-in-fact pursuant to the terms of the Letter of Intent and at the Distributor's direction, will redeem an appropriate number of Retail Shares held in escrow to realize the difference. Signing a Letter of Intent does not bind a Direct Investor or Customer to purchase the full amount indicated at the sales charge in effect at the time of signing, but a Direct Investor or Customer must complete the intended purchase in accordance with the terms of the Letter of Intent to obtain the reduced sales charge. To apply, a Direct Investor or Customer must indicate his or her intention to do so under a Letter of Intent at the time of purchase.

  Qualification for Discounts. For purposes of applying the Rights of Accumulation and Letter of Intent privileges described above, the scale of sales charges applies to the combined purchases made by any individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or the aggregate investments of a trustee or custodian of any qualified pension or profit sharing plan or IRA established (or the aggregate investment of a trustee or other fiduciary) for the benefit of the persons listed above.

  Reinstatement Privilege. Direct Investors and Customers may reinvest all or any portion of their redemption proceeds in Retail Shares of the Fund or in Retail Shares of another portfolio of Galaxy within 90 days of the redemption trade date without paying a sales charge. Retail Shares so reinvested will be purchased at a price equal to the net asset value next determined after the Transfer Agent receives a reinstatement request and payment in proper form.

  Direct Investors and Customers wishing to exercise this Privilege must submit a written reinstatement request to the Transfer Agent stating that the investor is eligible to use the Privilege. The reinstatement request and payment must be received within 90 days of the trade date of the redemption. Currently, there are no restrictions on the number of times an investor may use this Privilege.

  Generally, exercising the Reinstatement Privilege will not affect the character of any gain or loss realized on redemptions for federal income tax purposes. However, if a redemption results in a loss, the reinstatement may result in the loss being disallowed under the Internal Revenue Code's "wash sale" rules.

PURCHASE PROCEDURES--CUSTOMERS OF INSTITUTIONS

  Purchase orders for Retail Shares are placed by Customers of Institutions through their Institution. The Institution is responsible for transmitting Customer purchase orders to the Distributor and for wiring required funds in payment to Galaxy's custodian on a timely basis. The Distributor is responsible for transmitting such orders to Galaxy's transfer agent for execution. Retail Shares purchased by Institutions on behalf of their Customers will normally be held of record by the Institution and beneficial ownership of Retail Shares will be recorded by the Institution and reflected in the account statements provided to their Customers. Galaxy's transfer agent may establish an account of record for each Customer of an Institution reflecting beneficial ownership of Retail Shares. Depending on the terms of the arrangement between a particular Institution and Galaxy's transfer agent, confirmations of Retail Share purchases and redemptions and pertinent account statements will either be sent by Galaxy's transfer agent directly to a Customer with a copy to the Institution, or will be furnished directly to the Customer by the Institution. Other procedures for the purchase of Retail Shares established by Institutions in connection with the requirements of their Customer accounts may apply. Customers wishing to purchase Retail Shares through their Institution should contact such entity directly for appropriate purchase instructions.

PURCHASE PROCEDURES--DIRECT INVESTORS

  Purchases by Mail. Retail Shares may be purchased by completing a purchase application and mailing it, together with a check payable to the Fund, to:

    The Galaxy Fund
    Box 7
    440 Lincoln Street
    Worcester, MA 01653-0007

  All purchase orders placed by mail must be accompanied by a purchase application. Applications may be obtained by calling the Distributor at (800) 628-0414.

  Subsequent investments in an existing account in any Fund may be made at any time by sending a check for a minimum of $100 payable to the Fund in which the additional investment is being made to Galaxy at the address above along with either (a) the detachable form that regularly accompanies confirmation of a prior transaction, (b) a subsequent order form that may be obtained from the Distributor, or (c) a letter stating the amount of the investment, the name of the Fund and the account number in which the investment is to be made. If a Direct Investor's check does not clear, the purchase will be canceled.

OTHER PURCHASE INFORMATION

  Purchases by Wire. Investors may also purchase Retail Shares by arranging to transmit Federal funds by wire to Fleet Bank of Massachusetts, N.A. as agent for First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc. d/b/a 440 Financial) ("First Data"), Galaxy's transfer agent. Prior to making any purchase by wire, an investor must telephone the Distributor at (800) 628-0413 to place an order and for instructions. Federal funds and registration instructions should be wired through the Federal Reserve System to:

    Fleet Bank of Massachusetts, N.A.
    75 State Street
    Boston, MA 02109
    ABA #0110-0013-8
    DDA #79673-5702
    Ref: The Galaxy Fund
          Shareholder Name
          Shareholder Account Number

  Direct Investors making initial investments by wire must promptly complete a purchase application and forward it to The Galaxy Fund, Box 7, 440 Lincoln Street, Worcester, Massachusetts 01653-0007. Applications may be obtained by calling the Distributor at (800) 628-0414. Redemptions will not be processed until the application in proper form has been received by First Data. Direct Investors making subsequent investments by wire should follow the instructions above.

  Except as provided in "Investor Programs" below, the minimum initial investment by a Direct Investor, or initial aggregate investment by an Institution investing on behalf of its Customers, is $2,500. The minimum investment for subsequent purchases is $100. The minimum investment requirement with respect to IRAs, SEPs, MERPs and Keogh Plans (see below under "Retirement Plans") is $500 ($250 for spousal IRA accounts). There are no minimum investment requirements for investors participating in the Automatic Investment Program described below. Customers may agree with a particular Institution to varying minimum initial and minimum subsequent purchase requirements with respect to their accounts.

  Galaxy reserves the right to reject any purchase order, in whole or in part, or to waive any minimum investment requirement. The issuance of Retail Shares to Direct Investors and Institutions is recorded on the books of Galaxy and Retail Share certificates will not be issued.

  Effective Time of Purchases. A purchase order for Retail Shares received and accepted by the Distributor from an Institution or a Direct Investor on a Business Day prior to the close of regular trading hours on the Exchange (currently, 4:00 p.m. Eastern Time) will be executed at the net asset value per share determined on that date, provided that Galaxy's custodian receives the purchase price in Federal funds or other immediately available funds prior to 4:00 p.m. on the fifth Business Day following the receipt of such order. Such order will be executed on the day on which the purchase price is received in proper form. If funds are not received by such date and time, the order will not be accepted and notice thereof will be given promptly to the Institution or Direct Investor submitting the order. Payment for orders which are not received or accepted will be returned. If an Institution accepts a purchase order from a Customer on a non-Business Day, the order will not be executed until it is received and accepted by the Distributor on a Business Day in accordance with the above procedures.

REDEMPTION PROCEDURES--CUSTOMERS OF INSTITUTIONS

  Customers of Institutions may redeem all or part of their Retail Shares in accordance with procedures governing their accounts at Institutions. It is the responsibility of the Institutions to transmit redemption orders to the Distributor and credit their Customers' accounts with the redemption proceeds on a timely basis. No charge for wiring redemption payments to Institutions is imposed by Galaxy, although Institutions may charge a Customer's account for redemption services. Information relating to such redemption services and charges, if any, is available from the Institutions.

  Payments for redemption orders received by the Distributor on a Business Day will normally be wired on the third Business Day to the Institutions.

  Direct Investors may redeem all or part of their Retail Shares in accordance with any of the procedures described below.

REDEMPTION PROCEDURES--DIRECT INVESTORS

  Redemption by Mail. Retail Shares may be redeemed by a Direct Investor by submitting a written request for redemption to:

    The Galaxy Fund
    Box 7
    440 Lincoln Street
    Worcester, MA 01653-0007

  A written redemption request must (i) state the number of shares to be redeemed, (ii) identify the shareholder account number and tax identification number, and (iii) be signed by each registered owner exactly as the shares are registered. A redemption request for an amount in excess of $50,000, or for any amount where (i) the proceeds are to be sent elsewhere than the address of record (excluding the transfer of assets to a successor custodian), (ii) the proceeds are to be sent to an address of record which has changed in the preceding 90 days, or (iii) the check is to be made payable to someone other than the registered owner(s), must be accompanied by signature guarantees. The guarantor of a signature must be a bank that is a member of the FDIC, a trust company, a member firm of a national securities exchange or any other eligible guarantor institution. 440 Financial will not accept guarantees from notaries public. 440 Financial may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. A redemption request will not be deemed to be properly received until First Data receives all required documents in proper form. The Fund will ordinarily make payment for Retail Shares redeemed by mail within three Business Days after proper receipt by the Distributor of the redemption request. Questions with respect to the proper form for redemption requests should be directed to the Distributor at (800) 628-0413.

  Redemption by Telephone. Direct Investors may redeem Retail Shares by calling (800) 628-0413 and instructing the Distributor to mail a check for redemption proceeds of up to $50,000 to the address of record. A redemption request for an amount in excess of $50,000 or for any amount where (i) the proceeds are to be sent elsewhere than the address of record (excluding the transfer of assets to a successor custodian), (ii) the proceeds are to be sent to an address of record which has changed in 90 days, or (iii) the check is to be made payable to someone other than the registered owner(s), must be accompanied by signature guarantees. (See "Redemption by Mail.")

  Redemption by Wire. Direct Investors who have so indicated on the application, or have subsequently arranged in writing to do so, may redeem Retail Shares by instructing First Data by wire or telephone to wire the redemption proceeds of $1,000 or more directly to a Direct Investor's account at any commercial bank in the United States. First Data charges a $5.00 fee for each wire redemption and the fee is deducted from the redemption proceeds. The redemption proceeds must be paid to the same bank and account as designated on the application or in written instructions subsequently received by 440 Financial. To request redemption of Retail Shares by wire, Direct Investors should call the Distributor at (800) 628-0413.

  In order to arrange for redemption by wire after an account has been opened or to change the bank or account designated to receive redemption proceeds, a written request must be sent to Galaxy at the address listed above under "Redemption by Mail." Such requests must be signed by the investor and accompanied by a signature guarantee (see "Redemption by Mail" above for details regarding signature guarantees). Further documentation may be requested from corporations, executors, administrators, trustees, or guardians. If, due to temporary adverse conditions, investors are unable to effect telephone transactions, investors are encouraged to follow the procedures for transactions by wire or mail which are described above.

  Galaxy reserves the right to refuse a wire or telephone redemption if it believes it is advisable to do so. Procedures for redeeming Retail Shares by wire or telephone may be modified or terminated at any time by Galaxy or First Data. In attempting to confirm that telephone instructions are genuine, Galaxy will use such procedures as are considered reasonable, including recording those instructions and requesting information as to account registration (such as the name in which an account is registered, the account number, recent transactions in the account, and the account holder's social security number, address and/or bank). If Galaxy fails to follow established procedures for the authentication of telephone transactions, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

  No redemption by a Direct Investor in the Fund will be processed until Galaxy has received a completed application with respect to the Direct Investor's account.

  If any portion of the Retail Shares to be redeemed represents an investment made by personal check, Galaxy reserves the right to delay payment of proceeds until First Data is reasonably satisfied that the check has been collected, which could take up to 15 days from the purchase date. A Direct Investor who anticipates the need for more immediate access to his or her investment should purchase Retail Shares by Federal funds or bank wire or by certified or cashier's check. Banks normally impose a charge in connection with the use of bank wires, as well as certified checks, cashier's checks and Federal funds.

OTHER REDEMPTION INFORMATION

  Galaxy reserves the right to redeem accounts (other than retirement plan accounts) involuntarily, upon 60 days' written notice, if the account's net asset value falls below $250 as a result of redemptions. In addition, if an investor has agreed with a particular Institution to maintain a minimum balance in his or her account at the Institution with respect to Retail Shares of the Fund, and the balance in such account falls below that minimum, the Customer may be obliged by the Institution to redeem all of his or her shares.

  Redemption orders are effected at the net asset value per share next determined after receipt and acceptance of the order by the Distributor. Galaxy reserves the right to wire redemption proceeds within seven days after receiving the redemption order if, in its judgement, an earlier payment could adversely affect the Fund.

                               INVESTOR PROGRAMS

EXCHANGE PRIVILEGE

  Direct Investors and Customers of Institutions may, after appropriate prior authorization, exchange Retail Shares of the Fund having a value of at least $100 for Retail Shares of any of the other portfolios offered by Galaxy or otherwise advised by Fleet or its affiliates in which the Direct Investor or Customer maintains an existing account, provided that such other Retail Shares may legally be sold in the state of the investor's residence. No additional sales charge will be incurred when exchanging Retail Shares of the Fund for Retail Shares of another Galaxy fund that imposes a sales change.

  The minimum initial investment to establish an account in another portfolio offered by Galaxy or otherwise advised by Fleet or its affiliates, except for the Institutional Treasury Money Market Fund, by exchange is $2,500, unless at the time of the exchange the Direct Investor or Customer elects, with respect to the portfolio into which the exchange is being made, to participate in the Automatic Investment Program described below, in which event there is no minimum initial investment requirement. The minimum initial investment to establish an account by exchange in the Institutional Treasury Money Market Fund is $2 million.

  An exchange involves a redemption of all or a portion of the shares of the Fund and the investment of the redemption proceeds in shares of another portfolio offered by Galaxy or otherwise advised by Fleet or its affiliates. The redemption will be made at the per share net asset value next determined after the exchange request is received. The shares of the portfolio to be acquired will be purchased at the per share net asset value next determined after acceptance of the exchange request.

  Investors may find the exchange privilege useful if their investment objectives or market outlook should change after they invest in the Fund. For further information regarding Galaxy's exchange privilege, Direct Investors should call First Data at (800) 628-0413. Customers of Institutions should call their Institution for such information. Customers exercising the exchange privilege with the Money Market, Government, Tax-Exempt, U.S. Treasury, Connecticut Municipal Money Market, Massachusetts Municipal Money Market, Institutional Treasury Money Market, Short-Term Bond, Intermediate Government Income, High Quality Bond, Tax-Exempt Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond, Rhode Island

Municipal Bond, Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity, Asset Allocation and Small Cap Value Funds should request and review these Funds' prospectuses prior to making an exchange (call (800) 628-0414 for a prospectus). Telephone all exchanges to
(800) 628-0413. See "How to Purchase and Redeem Shares--Redemption Procedures--Direct Investors--Redemption by Wire" above for a description of Galaxy's policy regarding telephone instructions.

  In order to prevent abuse of this privilege to the disadvantage of other shareholders, Galaxy reserves the right to terminate the exchange privilege of any shareholder who requests more than three exchanges a year. Galaxy will determine whether to do so based on a consideration of both the number of exchanges that any particular shareholder or group of shareholders has requested and the time period over which their exchange requests have been made, together with the level of expense to Galaxy which will result from effecting additional exchange requests. The exchange privilege may be modified or terminated at any time. At least 60 days' notice of any material modification or termination will be given to shareholders except where notice is not required under the regulations of the SEC.

  Galaxy does not charge any exchange fee. However, Institutions may charge such fees with respect to either all exchange requests or with respect to any request which exceeds the permissible number of free exchanges during a particular period. Customers of Institutions should contact their Institution for applicable information.

  For Federal income tax purposes, an exchange of shares is a taxable event and, accordingly, a capital gain or loss may be realized by an investor. Before making an exchange request, the Customer should consult a tax or other financial adviser to determine the tax consequences.

RETIREMENT PLANS

  Shares of the Fund are available for purchase in connection with the following tax-deferred prototype retirement plans:

    Individual Retirement Accounts ("IRAs") (including "roll-overs" from existing retirement plans), a retirement-savings vehicle for qualifying individuals. The minimum initial investment for an IRA account is $500 ($250 for a spousal account).

    Simplified Employee Pension Plans ("SEPs"), a form of retirement plan for sole proprietors, partnerships and corporations. The minimum initial investment for a SEP account is $500.

    Multi-Employee Pension Plans ("MERPs"), a retirement vehicle established by employers for their employees which is qualified under Section 401(k) and 403(b) of the Internal Revenue Code. The minimum initial investment for a MERP is $500.

    Keogh Plans, a retirement vehicle for self-employed individuals. The minimum initial investment for a Keogh Plan is $500.

  Investors purchasing Retail Shares pursuant to a retirement plan are not subject to the minimum investment provisions described above under "How to Purchase and Redeem Shares--Other Purchase Information". Detailed information concerning eligibility and other matters related to these plans and the form of application is available from Galaxy's distributor (call (800) 628-0413) with respect to IRAs, SEPs and Keogh Plans and from Fleet Brokerage Securities Corporation (call (800) 221-8210) with respect to MERPs.

AUTOMATIC INVESTMENT PROGRAM AND SYSTEMATIC WITHDRAWAL PLAN

  The Automatic Investment Program permits a Direct Investor to purchase Retail Shares of the Fund (minimum of $50 per transaction) each month. Provided the Direct Investor's financial institution allows automatic withdrawals, Retail Shares are purchased by transferring funds from a Direct Investor's checking, bank money market, NOW or savings account designated by the investor. The account designated will be debited in the specified amount, and Retail Shares will be purchased, on a monthly or quarterly basis, on any Business Day designated by a Direct Investor. If the designated day falls on a weekend or holiday, the purchase will be made on the Business Day closest to the designated day. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated.

  The Systematic Withdrawal Plan permits a Direct Investor to automatically redeem Retail Shares of the Fund on a monthly, quarterly, semi-annual, or annual basis on any Business Day designated by a Direct Investor, if the account has a starting value of at least $10,000. If the designated day falls on a weekend or holiday, the redemption will be made on the Business Day closest to the designated day. Proceeds of the redemption will be sent to the shareholder's address of record or financial institution within three Business Days of the redemption. If redemptions exceed purchases and dividends, the number of shares in the account will be reduced. Investors may terminate the Systematic Withdrawal Plan at any time upon written notice to the Transfer Agent (but not less than five days before a payment date). There is no charge for this service. Purchasers of additional Retail Shares concurrently with withdrawals are ordinarily not advantageous because of the sales charge.

COLLEGE INVESTMENT PROGRAM

  The College Investment Program (the "College Program") permits an investor to open an account with Galaxy and purchase Retail Shares of the Fund with a minimum amount of $100 for initial or subsequent investments, except that if the investor purchases Retail Shares through the Automatic Investment Program, the minimum per transaction is $50. The College Program is designed to assist investors who want to finance a college savings plan. See "Investor Programs-- Automatic Investment Program and Systematic Withdrawal Plan" for information on the Automatic Investment Program. Retail Shares purchased in connection with the College Program will be subject to the sales load described in this Prospectus, unless the purchase qualifies for an exception to the load. Galaxy reserves the right to redeem accounts participating in the College Program involuntarily, upon 60 days' written notice, if the account's net asset value falls below the applicable minimum initial investment as a result of redemptions. See "How to Purchase and Redeem Shares--Other Redemption Information" above for further information.

  Investors in the College Program will receive consolidated monthly statements of their accounts. Detailed information concerning College Program accounts and applications may be obtained from Galaxy's distributor (call
(800)628-0413).

DIRECT DEPOSIT PROGRAM

  If a shareholder receiving social security benefits are eligible for the Direct Deposit Program. This Program enables a Direct Investor to purchase Retail Shares of a Fund by having social security payments automatically deposited into his or her Fund account. There is no minimum deposit requirement. For instructions on how to enroll in the Direct Deposit Program, Direct Investors should call the Distributor at 1-800-628-0413. Death or legal incapacity will terminate a Direct Investor's participation in the Program. A Direct Investor may elect at any time to terminate a Direct Investor's participation upon 30 days' notice to the Direct Investor.

                             INFORMATION SERVICES

GALAXY INFORMATION CENTER--24 HOUR INFORMATION SERVICE. The Galaxy Information Center provides Fund performance and investment information 24 hours a day, 7 days a week. To access the Galaxy Information Center, just call 1-800-628-0414.

VOICE RESPONSE SYSTEM. The Voice Response System provides Direct Investors automated access to Fund and account information as well as the ability to make telephone exchanges and redemptions. These transactions are subject to the terms and conditions described under Investor Programs. To access the Voice Response System, just call 1-800-FOR-GALAXY (367-4599) from any touch-tone telephone and follow the recorded instructions.

GALAXY SHAREHOLDER SERVICES. For account information and recent exchange transactions, Direct Investors can call Galaxy Shareholder Services Monday through Friday, between the hours of 9:00 a.m. to 5:00 p.m. (Eastern Time) at 1-800-629-0413.

  Galaxy also offers a TDD service for the hearing impaired. Just call 1-800-696-6515, 24 hours a day, 7 days a week.

  Direct Investors residing outside the United States can contact Galaxy by calling 1-508-855-5237.

  Investment returns and principal values will vary with market conditions, so that an investor's Retail Shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Unless otherwise indicated, total return figures include changes in share price, and reinvestment of dividends and capital gains distributions, if any.

                          DIVIDENDS AND DISTRIBUTIONS

  Dividends from net investment income of the Fund is declared and paid quarterly. Net realized capital gains are distributed at least annually.

  Dividends and distributions will be paid in cash. Customers and Direct Investors may elect to have their dividends reinvested in additional Retail Shares of the Fund at the net asset value of such Retail Shares on the ex-dividend date. Such election, or any revocation thereof, must be communicated in writing to Galaxy's transfer agent (see "Custodian and Transfer Agent" below) and will become effective with respect to dividends paid after its receipt.

                                     TAXES

FEDERAL

  It is intended that the Fund will qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification generally relieves a Fund of liability for federal income taxes to the extent the Fund's earnings are distributed in accordance with the Code.

  The policy of the Fund is to distribute as dividends substantially all of its investment company taxable income and any net tax-exempt interest income each year. Such dividends will be taxable as ordinary income to the Fund's shareholders who are not currently exempt from federal income taxes, whether such dividends are received in cash or reinvested in additional Trust shares. (Federal income taxes for distributions to an IRA or a qualified retirement plan are deferred under the Code.) Such ordinary income distributions will qualify for the dividends received deduction for corporations to the extent of the total qualifying dividends received by the distributing Fund from domestic corporations for the taxable year.

  Distribution by the Fund of the excess of its net long-term capital gain over its net short-term capital loss is taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held shares and whether such gains are received in cash or reinvested in additional Retail Shares. Such distributions are not eligible for the dividends received deduction.

  Dividends declared in October, November or December of any year which are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year if such dividends are actually paid during January of the following year.

  If you are considering buying shares of the Fund on or just before the record date of a capital gain distribution, you should be aware that the amount of the forthcoming distribution payment, although in effect a return of capital, generally will be taxable to you.

  A taxable gain or loss may be realized by a shareholder upon redemption, transfer or exchange of Fund shares depending upon the tax basis of such shares and their price at the time of redemption, transfer or exchange.

  The foregoing summarizes some of the important federal tax considerations generally affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Funds should consult their tax advisers with specific reference to their own tax situation. Shareholders will be advised annually as to the federal income tax consequences of distributions made each year.

STATE AND LOCAL

  Investors are advised to consult their tax advisers concerning the application of state and local taxes, which may have different consequences from those of the federal income tax law described above.

                            MANAGEMENT OF THE FUND

  The business and affairs of the Fund are managed under the direction of Galaxy's Board of Trustees. The Fund's Statement of Additional Information contains the names of and general background information concerning the Trustees.

INVESTMENT ADVISER

  Fleet, with principal offices at 50 Kennedy Plaza, 2nd Floor, Providence, Rhode Island 02903, serves as the Investment Adviser to the Fund. Fleet, which commenced operations in 1984, also provides investment management and advisory services to individual and institutional clients and manages the other investment portfolios of Galaxy: the Money Market, Government, Tax-Exempt, U.S. Treasury, Connecticut Municipal Money Market, Massachusetts Municipal Money Market, Institutional Treasury Money Market, Short-Term Bond, Intermediate Government Income, Corporate Bond, High Quality Bond, Tax-Exempt Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond, Rhode Island Municipal Bond, Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity, Asset Allocation and Small Cap Value Funds. Fleet is an indirect wholly-owned subsidiary of Fleet Financial Group, Inc., a registered bank holding company with total assets of approximately $25 billion at June 30, 1995.

  Subject to the general supervision of Galaxy's Board of Trustees and in accordance with the Fund's investment policies, Fleet manages each Fund, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities and maintains related records.

  The Fund's portfolio manager, Brendan Henebry, is primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Henebry served as portfolio manager for the Predecessor Fund since its inception in 1992. He was associated with Shawmut Bank and its predecessor since 1965 and was a Vice President since 1978. During the past six years he served as manager of Shawmut Bank's Growth and Income Equity Management Group.

  For the services provided and expenses assumed with respect to the Fund, the Investment Adviser is entitled to receive advisory fees, computed daily and paid monthly, at the annual rate of .75% of the average daily net assets of the Fund. The fee for the Fund is higher than fees paid by most other mutual funds, although the Board of Trustees of Galaxy believes that they are not higher than average advisory fees paid by funds with similar investment objectives and policies.

  The Predecessor Fund bore advisory fees during its most recent fiscal year pursuant to the investment advisory agreement then in effect with Shawmut Bank, N.A, its former adviser, at the effective annual rate of .60% of its average daily net assets after fee waivers. Without fee waivers, the Predecessor Fund would have borne advisory fees at the annual rate of 1.00% of its average daily net assets.

AUTHORITY TO ACT AS INVESTMENT ADVISER

  Banking laws and regulations currently prohibit a bank holding company registered under the Bank Holding Company Act of 1956, as amended, or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling, or distributing securities such as shares of the Funds, but do not prohibit such a bank holding company or its affiliates or banks generally from acting as investment adviser, transfer agent, or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of customers. The Investment Adviser, custodian and Institutions which agree to provide shareholder support services that are banks or bank affiliates are subject to such banking laws and regulations. Should legislative, judicial, or administrative action prohibit or restrict the activities of such companies in connection with their services to the Fund, Galaxy might be required to alter materially or discontinue its arrangements with such companies and change its method of operation. It is anticipated, however, that any resulting change in the Fund's method of operation would not affect the Fund's net asset value per Retail Share or result in financial loss to any shareholder. State securities laws on this issue may differ from Federal law and banks and financial institutions may be required to register as dealers pursuant to state law.

ADMINISTRATOR

  First Data Investor Services Group, Inc. (formerly known as The Shareholder Series Group, Inc. d/b/a 440 Financial) ("First Data"), located at 4400 Computer Drive, Westboro, Massachusetts 01581, serves as the Fund's administrator. First Data is a wholly-owned subsidiary of First Data Corporation.

  First Data generally assists the Fund in its administration and operation. First Data also serves as administrator to the other portfolios of Galaxy. For the services provided to the Fund, First Data is entitled to receive administration fees, computed daily and paid monthly, at the annual rate of
 .09% of the first $2.5 billion of the combined average daily net assets of the Fund and the other portfolios offered by Galaxy (collectively, the "Portfolios"), .085% of the next $2.5 billion of combined average daily net assets of the Portfolios and .08% of combined average daily net assets over $5 billion. In addition, First Data also receives a separate annual fee from each Portfolio for certain fund accounting services. From time to time, First Data may waive all or a portion of the administration fee payable to it by the Fund, either voluntarily or pursuant to applicable statutory expense limitations.

  The Predecessor Fund bore administration fees during its most recent fiscal year pursuant to the administration agreement then in effect with Federated Administrative Services, its prior administrator, at the effective annual rate of .107% of its average daily net assets.

                     DESCRIPTION OF GALAXY AND ITS SHARES

  Galaxy was organized as a Massachusetts business trust on March 31, 1986. Galaxy's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares into one or more classes or series of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in each of two series of the Fund as follows:
Class U--Series 1 shares (Trust Shares) and Class U--Series 2 shares (Retail Shares), both series representing interests in the Fund.

  The Board of Trustees has also authorized the issuance of additional classes and series of shares representing interests in other portfolios of Galaxy. For information regarding the Fund's Trust Shares and these other portfolios, which are offered through separate prospectuses, contact the Distributor at
(800) 628-0414.

  Shares of each series in the Fund bear their pro rata portion of all operating expenses paid by the Fund except as follows. Holders of the Fund's Retail Shares bear the fees that are paid to Institutions under Galaxy's Shareholder Services Plan described below. Currently, these payments are not made with respect to the Fund's Trust Shares and, as a result, the net yield on the Fund's Retail Shares will generally be lower than the net yield on the Fund's Trust Shares. In addition, shares of each series in the Fund bear differing transfer agency expenses. Standardized yield and total return quotations are computed separately for each series of shares.

  Persons selling or servicing different series of shares of the Fund may receive different compensation with respect to one particular series of shares as opposed to the other series of shares in the Fund. Retail Shares of the Fund have certain exchange and other privileges which are not available to Trust Shares. Trust Shares of the Fund are sold without a sales load.

  Each share of Galaxy (irrespective of series designation) has a par value of $.001 per share, represents an equal proportionate interest in the related Fund with other shares of the same class (irrespective of series designation), and is entitled to such dividends and distributions out of the income earned on the assets belonging to such Fund as are declared in the discretion of Galaxy's Board of Trustees.

  Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series.

  Galaxy is not required under Massachusetts law to hold annual shareholder meetings and intends to do so only if required by the 1940 Act. Shareholders have the right to remove Trustees.

SHAREHOLDER SERVICES PLAN

  Galaxy intends to enter into servicing agreements with Institutions (including Fleet Bank and its affiliates) pursuant to which Institutions will render certain administrative and support services to Customers who are the beneficial owners of Retail Shares. Such services will be provided to Customers who are the beneficial owners of Retail Shares and are intended to supplement the services provided by Galaxy's administrator and transfer agent to the shareholders of record of the Retail Shares. In consideration for payment of up to .25% (on an annualized basis) of the average daily net asset value of Retail Shares owned beneficially by their Customers, Institutions may provide one or more of the following services to such Customers: aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with the Distributor; processing dividend payments from the Fund; providing sub-accounting with respect to Retail Shares or the information necessary for sub-accounting; and providing periodic mailings to Customers. In consideration for payment of up to a separate .25% (on an annualized basis) of the average daily net asset value of Retail Shares owned beneficially by their Customers, Institutions may provide one or more of these additional services to such
Customers: providing Customers with information as to their positions in Retail Shares; responding to Customer inquiries; and providing a service to invest the assets of Customers in Retail Shares. These services are described more fully in Galaxy's Statement of Additional Information under "Shareholder Services Plan."

  Although the Shareholder Services Plan has been approved with respect to both Retail Shares and Trust Shares of the Fund, as of the date of this Prospectus, Galaxy intends to enter into servicing agreements under the Shareholder Services Plan only with respect to Retail Shares of the Fund, and to limit the payment under these servicing agreements for the Fund to no more than .30% (on an annualized basis) of the average daily net asset value of the Retail Shares of the Fund beneficially owned by Customers of Institutions. Galaxy understands that Institutions may charge fees to their Customers who are owners of Retail Shares in connection with their accounts with such Institutions. Any such fees would be in addition to any amounts which may be received by an Institution under the Shareholder Services Plan. Under the terms of each servicing agreement entered into with Galaxy, Institutions are required to provide their Customers with a schedule of any fees that they may charge in connection with Customer investments in Retail Shares.

AFFILIATE AGREEMENT FOR SUB-ACCOUNT SERVICES

  First Data has entered into an agreement with Fleet Trust Company, an affiliate of the Investment Adviser, pursuant to which Fleet Trust Company performs certain sub-account and administrative functions ("Sub-Account Services") on a per account basis with respect to Trust Shares of the Fund held by defined contribution plans, including: maintaining records reflecting separately with respect to each plan participant's sub-account all purchases and redemptions of Trust Shares and the dollar value of Trust Shares in each sub-account; crediting to each participant's sub-account all dividends and distributions with respect to that sub-account; and transmitting to each participant a periodic statement regarding the sub-account as well as any proxy materials, reports and other material Fund communications. Fleet Trust Company is compensated by First Data for the Sub-Account Services and in connection therewith the transfer agency fees payable by Trust Shares of the Fund to First Data have been increased by an amount equal to these fees. In substance, therefore, the holders of Trust Shares of the Fund indirectly bear these fees.

                         CUSTODIAN AND TRANSFER AGENT

  The Chase Manhattan Bank, N.A. ("Chase Manhattan"), located at 1 Chase Manhattan Plaza, New York, New York 10081, a wholly-owned subsidiary of The Chase Manhattan Corporation, serves as the custodian of the Fund's assets. Chase Manhattan may employ sub-custodians for the Fund upon approval of the Trustees in accordance with the regulations of the SEC, for the purpose of providing custodial services for the Fund's foreign assets held outside the United States. First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc. d/b/a 440 Financial) ("First Data"), a wholly-owned subsidiary of First Data Corporation, serves as the Fund's transfer and dividend disbursing agent. Services performed by these entities for the Funds are described in the Statement of Additional Information. Communications to First Data should be directed to First Data at P.O. Box 15108, 4400 Computer Drive, Westboro, Massachusetts 01581.

                                   EXPENSES

  Except as noted below, Fleet and First Data bear all expenses in connection with the performance of their services for the Funds. Galaxy bears the expenses incurred in the Funds' operations. Such expenses include: taxes; interest; fees (including fees paid to its trustees and officers who are not affiliated with First Data); SEC fees; state securities qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory, administration, shareholder servicing, fund accounting and custody fees; charges of the transfer agent and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of independent pricing services; costs of shareholders' reports and shareholder meetings; and any extraordinary expenses. The Funds also pay for brokerage fees and commissions in connection with the purchase of portfolio securities.

                       PERFORMANCE AND YIELD INFORMATION

  From time to time, in advertisements or in reports to shareholders, the performance and yields of the Funds may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant indexes or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Fund may be compared to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds, the S&P 500, an unmanaged index of groups of common stocks, the Consumer Price Index, or the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange.

  Performance and yield data as reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or publications of a local or regional nature may also be used in comparing the performance and yields of the Fund. The performance and yield data for Retail Shares of the Fund will be calculated separately from the performance and yield data for the Fund's Trust Shares. Because of the shareholder servicing fees currently borne only by Retail Shares, the performance and yields on the Fund's Retail Shares can generally be expected, at any given time, to be lower than the performance and yields on the Fund's Trust Shares.

  The standard yield is computed by dividing the Fund's average daily net investment income per share during a 30-day (or one month) base period identified in the advertisement by the net asset value per share on the last day of the period, and analyzing the result on a semi-annual basis. The Fund may also advertise its "effective yield" which is calculated similarly but, when annualized, the income earned by an investment in a Fund is assumed to be reinvested.

  The Fund may also advertise its performance using "average annual total return" over various periods of time. Such total return figures reflect the average percentage change in the value of an investment in the Fund from the beginning date of the measuring period to the end of the measuring period. Average total return figures will be given for the most recent one-, five- and ten-year periods (if applicable), and may be given for other periods as well, such as from the commencement of the Fund's operations, or on a year-by-year basis. The Fund may also use aggregate total return figures for various periods, representing the cumulative change in the value of an investment in the Fund for the specified period. Both methods of calculating total return reflect the sales load charged by the Fund and assume that dividends and capital gain distributions made by the Fund during the period are reinvested in Fund shares.

  The Fund may also advertise total return data without reflecting the sales charge imposed on the purchase of Retail Shares in accordance with the rules of the Securities and Exchange Commission. Quotations that do not reflect the sales charge will be higher than quotations that do reflect sales charges.

  Performance and yields of the Fund will fluctuate and any quotation of performance or yield should not be considered as representative of future performance. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance and yield are generally functions of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any additional fees charged by Institutions with respect to accounts of Customers that have invested in Retail Shares of the Fund will not be included in calculations of yield and performance.

  The portfolio manager of the Fund and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include but are not limited to the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products; and tax, retirement and investment planning.

                                 MISCELLANEOUS

  Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent certified public accountants.

  As used in this Prospectus, a "vote of the holders of a majority of the outstanding shares" of either Galaxy or the Fund or a particular investment portfolio means, with respect to the approval of an investment advisory agreement or a change in an investment objective or fundamental investment policy, the affirmative vote of the holders of the lesser of (a) more than 50% of the outstanding shares of Galaxy or the Fund or portfolio (irrespective of series designation), or (b) 67% or more of the shares of Galaxy or the Fund or portfolio (irrespective of series designation) present at a meeting if more than 50% of the outstanding shares of Galaxy or the Fund or portfolio (irrespective of series designation) are represented at the meeting in person or by proxy.

  Inquiries regarding the Fund may be directed to Galaxy at (800) 628-0414 (applications and information concerning initial purchases and current performance) or (800) 628-0413 (additional purchases, redemptions, exchanges and other shareholder services).

FN-505 (12/95)

                                THE GALAXY FUND

                   MASSACHUSETTS MUNICIPAL MONEY MARKET FUND


                                   PROSPECTUS

                                OCTOBER 27, 1995
                         (AS REVISED DECEMBER 4, 1995)

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                               TABLE OF CONTENTS

                                                                       PAGE
Highlights............................................................   2
Expense Summary.......................................................   4
Financial Highlights..................................................   5
Investment Objective and Policies.....................................   6
Investments, Strategies and Risks.....................................   6
Investment Limitations................................................  10
Pricing of Shares.....................................................  11
How to Purchase and Redeem Shares.....................................  11
 Distributor..........................................................  11
 Purchase of Shares...................................................  12
 Purchase Procedures--Customers of Institutions.......................  12
 Purchase Procedures--Direct Investors................................  12
 Other Purchase Information...........................................  13
 Redemption Procedures--Customers of Institutions.....................  14
 Redemption Procedures--Direct Investors..............................  14
 Other Redemption Information.........................................  15
Investor Programs.....................................................  16
 Exchange Privilege...................................................  16
 Automatic Investment Program and Systematic Withdrawal Plan..........  17
 College Investment Program...........................................  17
 Checkwriting.........................................................  17
 Direct Deposit Program...............................................  18
Information Services..................................................  18
 Galaxy Information Center--24 Hour Information Service...............  18
 Voice Response System................................................  18
 Galaxy Shareholder Services..........................................  18
Dividends and Distributions...........................................  19
Taxes.................................................................  19
 Federal..............................................................  19
 State and Local......................................................  20
 Miscellaneous........................................................  20
Management of the Fund................................................  20
 Investment Adviser...................................................  20
 Authority to Act as Investment Adviser...............................  21
 Administrator........................................................  21
Description of Galaxy and Its Shares..................................  22
 Shareholder Services Plan............................................  22
Custodian and Transfer Agent..........................................  23
Expenses..............................................................  23
Performance and Yield Information.....................................  23
Miscellaneous.........................................................  24

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                THE GALAXY FUND

4400 Computer Drive                  For applications and information
Westboro, Massachusetts 01581        regarding initial purchases and current
                                     performance, call (800) 628-0414. For
                                     additional purchases, redemptions,
                                     exchanges and other shareholder services, call (800) 628-0413.

  The Galaxy Fund ("Galaxy") is an open-end management investment company. This Prospectus describes the Massachusetts Municipal Money Market Fund (the "Fund"), a non-diversified money market portfolio offered to investors by Galaxy.

  The Fund's investment objective is to provide current income exempt from Federal regular income tax and the income taxes imposed by the Commonwealth of Massachusetts, consistent with relative stability of principal and liquidity. The Fund attempts to achieve this objective by investing primarily in short-term Massachusetts municipal securities, including securities of states, territories and possessions of the United States which are not issued by or on behalf of Massachusetts or its political subdivisions and financing authorities, but which are exempt from income taxes imposed by the Commonwealth of Massachusetts. The average maturity of the securities in the Fund's portfolio, computed on a dollar-weighted basis, is 90 days or less.

  The Fund is distributed by 440 Financial Distributors, Inc. and advised by Fleet Investment Advisors Inc. The shares described in this Prospectus ("Shares") are offered to customers ("Customers") of Fleet Brokerage Securities, Inc., Fleet Securities, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks, and other qualified banks, savings and loan associations and broker/dealers ("Institutions"). Shares may also be purchased directly by individuals or corporations, who submit a purchase application to Galaxy, purchasing either for their own accounts or for the accounts of others ("Direct Investors").

  This Prospectus sets forth concisely the information that prospective investors should consider before investing. Investors should read this Prospectus and retain it for future reference. Additional information about the Fund, contained in the Statement of Additional Information bearing the same date, has been filed with the Securities and Exchange Commission. The current Statement of Additional Information is available upon request without charge by contacting Galaxy at its telephone numbers or address shown above. The Statement of Additional Information, as it may be amended from time to time, is incorporated by reference in its entirety into this Prospectus.

  SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY FLEET FINANCIAL GROUP, INC. OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. THERE IS NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

                               ----------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               OCTOBER 27, 1995
                         (AS REVISED DECEMBER 4, 1995)

                                  HIGHLIGHTS

  Q: WHAT IS THE GALAXY FUND?

  A: Galaxy is an open-end management investment company (commonly known as a mutual fund) that offers investors the opportunity to invest in different investment portfolios, each having separate investment objectives and policies. This Prospectus describes Galaxy's MASSACHUSETTS MUNICIPAL MONEY MARKET FUND. Prospectuses for Galaxy's MONEY MARKET, GOVERNMENT, TAX-EXEMPT, U.S. TREASURY, CONNECTICUT MUNICIPAL MONEY MARKET, INSTITUTIONAL TREASURY MONEY MARKET, EQUITY VALUE, EQUITY GROWTH, EQUITY INCOME, INTERNATIONAL EQUITY, SMALL COMPANY EQUITY, ASSET ALLOCATION, GROWTH AND INCOME, SMALL CAP VALUE, SHORT-TERM BOND, INTERMEDIATE GOVERNMENT INCOME, CORPORATE BOND, HIGH QUALITY BOND, TAX-EXEMPT BOND, NEW YORK MUNICIPAL BOND, CONNECTICUT MUNICIPAL BOND, MASSACHUSETTS MUNICIPAL BOND AND RHODE ISLAND MUNICIPAL BOND FUNDS may be obtained by calling (800) 628-0414.

  Q: WHO ADVISES THE FUND?

  A: The Fund is managed by Fleet Investment Advisors Inc. (the "Investment Adviser" or "Fleet"), an indirect wholly-owned subsidiary of Fleet Financial Group, Inc. Fleet Financial Group, Inc. is a financial services company with total assets as of June 30, 1995 of approximately $25 billion. See "Management of the Fund--Investment Adviser."

  Q: WHAT ADVANTAGES DOES THE FUND OFFER?

  A: The Fund offers investors the opportunity to invest in a variety of professionally managed investment portfolios without having to become involved with the detailed accounting and safekeeping procedures normally associated with direct investments in securities. The Fund also offers the economic advantages of block trading in portfolio securities and the availability of a family of twenty-four mutual funds should your investment goals change.

  Q: HOW DOES ONE BUY AND REDEEM SHARES?

  A: The Fund is distributed by 440 Financial Distributors, Inc. Shares of the Fund are sold to individuals or corporations, who submit a purchase application to Galaxy, purchasing either for their own accounts or for the accounts of others ("Direct Investors"). Shares may also be purchased on behalf of Customers of Fleet Brokerage Securities, Inc., Fleet Securities, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks and other qualified banks, savings and loan associations and broker/dealers ("Institutions"). Share purchase and redemption information for both Direct Investors and Customers is provided below under "How to Purchase and Redeem Shares." Except as provided below in "Investor Programs," the minimum initial investment for Direct Investors and the minimum initial aggregate investment for Institutions purchasing on behalf of their Customers is $2,500. The minimum investment for subsequent purchases is $100. There are no minimum investment requirements for investors participating in the Automatic Investment Program described below. Institutions may require Customers to maintain certain minimum investments in Shares. See "How to Purchase and Redeem Shares--Purchase of Shares" below.

  Q: WHEN ARE DIVIDENDS PAID?

  A: The net investment income of the Fund is declared daily and paid monthly. Net realized capital gains of the Fund are distributed at least annually. See "Dividends and Distributions."

  Q: WHAT POTENTIAL RISKS ARE PRESENTED BY THE FUND'S INVESTMENT PRACTICES?

  A: The Fund invests primarily in Massachusetts Municipal Securities (as defined below) rated within the two highest ratings of Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's") and Fitch Investors Service, Inc. ("Fitch"). The achievement of its investment objective is dependent upon the ability of the issuers of Massachusetts Municipal Securities to meet their continuing obligations for the payment of principal and interest. In addition, because the Fund is non-diversified, its investment return may be dependent upon the performance of a smaller number or particular type of securities relative to a diversified portfolio. The Fund may purchase eligible securities on a "when-issued" or "delayed settlement" basis. In addition, the Fund may acquire "stand-by commitments" with respect to Massachusetts Municipal Securities held in its portfolio. The value of the Fund's portfolio securities will generally vary inversely with changes in prevailing interest rates. See "Investment Objective and Policies" and "Investments, Strategies and Risks".

  Q: WHAT SHAREHOLDER PRIVILEGES ARE OFFERED BY THE FUND?

  A: Investors may exchange Shares of the Fund having a value of at least $100 for Shares of any other portfolio offered by Galaxy in which the investor has an existing account. Galaxy also offers Individual Retirement Accounts ("IRAs"), which can be established by contacting Galaxy's distributor. Shares are also available for purchase through Simplified Employee Pension Plans ("SEPs"), Multi-Employee Retirement Plans ("MERPs") and Keogh Plan accounts, which can be established directly with Fleet Brokerage Securities Corporation or its affiliates. Galaxy offers an Automatic Investment Program which allows investors to automatically invest in Shares on a monthly basis. See "Investor Programs."

                                EXPENSE SUMMARY

  Set forth below is a summary of (i) the shareholder transaction expenses imposed by the Fund and (ii) the Fund's operating expenses. Examples based on the summary are also shown.

                                                                   MASSACHUSETTS
                                                                     MUNICIPAL
                                                                   MONEY MARKET
SHAREHOLDER TRANSACTION EXPENSES                                       FUND
--------------------------------                                   -------------
Sales Load........................................................     None
Sales Load on Reinvested Dividends................................     None
Deferred Sales Load...............................................     None
Redemption Fees/1/................................................     None
Exchange Fees.....................................................     None
ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
---------------------------------------
Advisory Fees.....................................................     .40%
12b-1 Fees........................................................     None
Other Expenses (After Expense Reimbursements).....................     .22%
                                                                       ----
Total Fund Operating Expenses (After Expense Reimbursements)......     .62%
                                                                       ====

--------
/1/ Direct Investors are charged a $5.00 fee if redemption proceeds are paid by wire.

EXAMPLE: YOU WOULD PAY THE FOLLOWING EXPENSES ON A $1,000 INVESTMENT, ASSUMING
(1) A 5% ANNUAL RETURN, AND (2) REDEMPTION OF YOUR INVESTMENT AT THE END OF THE FOLLOWING PERIODS:

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
Massachusetts Municipal Money Market Fund.......  $ 6     $19     $34     $76

  The Expense Summary and Example are intended to assist the investor in understanding the costs and expenses that an investor in the Fund will bear directly or indirectly. They are based on the expenses incurred by the Fund during the last fiscal year, restated to reflect the current fees that would have been applicable had they been in effect. Without expense reimbursements by the Adviser and Administrator, Other Expenses would be 0.17% and Total Fund Operating Expenses would be 0.67%. For more complete descriptions of these costs and expenses, see "Management of the Fund" and "Description of Galaxy and Its Shares" in this Prospectus and the financial statements and notes included in the Statement of Additional Information.

THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. THE ACTUAL EXPENSES AND RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN.

                             FINANCIAL HIGHLIGHTS

  The Fund commenced operations on October 5, 1993 as a separate investment portfolio (the "Predecessor Fund") of The Shawmut Funds, which was organized as a Massachusetts business trust. On December 4, 1995, the Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold shares of beneficial interest that were similar to the Shares of the Fund.

  The financial highlights set forth certain information concerning the investment results of the Predecessor Fund's Investment Shares for the six months ended April 30, 1995, the fiscal year ended October 31, 1994 and the fiscal period ended October 31, 1993. The information for the fiscal year ended October 31, 1994 and for the prior fiscal period ended October 31, 1993 was audited by Price Waterhouse LLP, independent accountants for the Predecessor Fund, whose report thereon appears in the Statement of Additional Information. Such Financial Highlights should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information. Additional information about the performance of the Predecessor Fund is contained in The Shawmut Funds' Annual Report, which may be obtained without charge.

             PREDECESSOR MASSACHUSETTS MUNICIPAL MONEY MARKET FUND (FOR AN INVESTMENT SHARE OUTSTANDING THROUGHOUT EACH PERIOD.)

                                        PERIOD ENDED
                                         APRIL 30,     YEAR ENDED  PERIOD ENDED
                                            1995       OCTOBER 31, OCTOBER 31,
                                        (UNAUDITED)       1994       1993/1/
                                        ------------   ----------- ------------
Net asset Value, Beginning of Period...   $  1.00        $  1.00     $  1.00
                                          -------        -------     -------
 Net Investment Income.................      0.02           0.02       0.001
                                          -------        -------     -------
  Total from Investment Operations:....      0.02           0.02       0.001
                                          -------        -------     -------
Dividends to shareholders from net
 investment income.....................     (0.02)           --       (0.001)
                                          -------        -------     -------
  Total Distributions..................     (0.02)         (0.02)     (0.001)
                                          -------        -------     -------
Net Asset Value, End of Period.........   $  1.00        $  1.00     $  1.00
                                          =======        =======     =======
Total Return...........................      1.58%          1.99%       0.12%
 Expenses/3/...........................      0.56%/2/       0.53%       0.11%/2/
 Net Investment Income/3/..............      3.17%/2/       2.00%       2.75%/2/
 Net Assets, End of Period (000
  omitted).............................   $34,248        $31,516     $ 1,237

--------
/1/ For the period from October 5, 1993 (date of initial public investment) to
    October 31, 1993.
/2/ Computed on an annualized basis.
/3/ Without voluntary expense waivers/reimbursements, the expense and net investment income ratios shown above would be 1.14% and 3.75%, respectively, for the period ended April 30, 1995, 1.21% and 2.68%, respectively, for the year ended October 31, 1994, and 35.42% and 38.06%, respectively, for the period ended October 31, 1993.

                       INVESTMENT OBJECTIVE AND POLICIES

  Fleet Investment Advisors Inc. (the "Investment Adviser" or "Fleet") will use its best efforts to achieve the Fund's investment objective, although its achievement cannot be assured. The investment objective of the Fund may not be changed without the approval of the holders of a majority of its outstanding Shares (as defined under "Miscellaneous"). Except as noted in the following paragraph or below under "Investment Limitations," the Fund's investment policies may be changed without shareholder approval. An investor should not consider an investment in the Fund to be a complete investment program.

  The Fund's investment objective is to provide current income exempt from Federal regular income tax and the income taxes imposed by the Commonwealth of Massachusetts, consistent with stability of principal and liquidity. The Fund attempts to achieve this objective by investing in a portfolio of Massachusetts Municipal Securities (as defined below) with remaining maturities of thirteen months or less at the time of purchase. As a matter of fundamental policy that cannot be changed without shareholder approval, the Fund invests its assets so that at least 80% of its annual interest income is exempt from Federal regular income tax or at least 80% of the total value of its assets are invested in obligations the interest income from which is exempt from Federal regular income tax. The Fund's investment objective and the investment policy described in the preceding sentence cannot be changed without approval of shareholders. The average maturity of the securities in the Fund's portfolio, computed on a dollar-weighted basis, is 90 days or less. The value of the Fund's portfolio securities will generally vary inversely with changes in prevailing interest rates.

  Under normal circumstances, at least 65% of the value of the Fund's assets will be invested in debt obligations issued by or on behalf of the Commonwealth of Massachusetts and its political subdivisions and financing authorities, and obligations of other states, territories and possessions of the United States, including the District of Columbia, and any political sub-division, or financing authority of any of these, the interest income from which is, in the opinion of qualified legal counsel, exempt from Federal regular income tax and the income taxes imposed by the Commonwealth of Massachusetts upon non-corporate taxpayers. Debt obligations issued by or on behalf of the Commonwealth of Massachusetts, its political subdivisions, authorities, agencies, instrumentalities and corporations, and certain other governmental issuers such as Puerto Rico, the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal and Massachusetts personal income tax ("Massachusetts Municipal Securities"). Examples of Massachusetts Municipal Securities include, but are not limited to:

  . municipal commercial paper and other short-term notes;

  . variable rate demand notes;

  . municipal bonds (including bonds having remaining maturities of less than thirteen months without demand features);

  . municipal leases, including certificates of participation in leases;

  . tender option bonds; and

  . participation, trust, and partnership interests in any of the foregoing obligations.

                       INVESTMENTS, STRATEGIES AND RISKS

  Variable Rate Demand Notes. Variable rate demand notes are long-term Municipal Securities that have variable or floating interest rates and provide the Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on an applicable interest index or another published interest rate or interest rate index. Most variable rate demand notes allow the Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit the Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. See "Demand Features." The Fund treats variable rate demand notes as maturing on the later of the date of the next interest rate adjustment or the date on which the Fund may next tender the security for repurchase.

  Ratings. The Massachusetts Municipal Securities in which the Fund invests must either be rated in one of the two highest short-term rating categories by one or more nationally recognized statistical rating organizations ("Rating Agencies") or be of comparable quality to securities having such ratings. These rating categories are determined without regard for sub-categories and gradations. For example, securities rated SP-1+, SP-1, or SP-2 by Standard & Poor's Rating Group ("S&P"), MIG-1 or MIG-2 by Moody's Investors Service, Inc. ("Moody's"), or FIN-1+, FIN-1, and FIN-2 by Fitch Investors Services, Inc. ("Fitch") are all considered to be rated in one of the two highest short-term rating categories. The Fund will follow applicable regulations in determining whether a security rated by more than one Rating Agency can be treated as being in one of the two highest short-term rating categories. See "Investment Limitations".

  If a Municipal Security has not been rated by a Rating Agency, the Fund's Investment Adviser will acquire the security only if it determines that the security is of comparable quality to securities that have received the requisite ratings. In this regard, the adviser will generally treat Massachusetts Municipal Securities as eligible portfolio securities if the issuer has received long-term bond ratings within the two highest rating categories by a Rating Agency with respect to other bond issues. The Investment Adviser also considers other relevant information in its evaluation of unrated short-term securities.

  Credit Enhancement. Certain of the Fund's acceptable investments may have been credit enhanced by a guaranty, letter of credit, or insurance. The Fund typically evaluates the credit quality and ratings of credit enhanced securities based upon the financial condition and ratings of the party providing the credit enhancement (the "credit enhancer"), rather than the issuer. The Fund will not treat credit enhanced securities as having been issued by the credit enhancer for diversification purposes, unless the Fund has invested more than 10% of its assets in securities issued, guaranteed, or otherwise credit enhanced by the credit enhancer, in which case the securities will be treated as having been issued both by the issuer and the credit enhancer. The bankruptcy, receivership, or default of the credit enhancer may adversely affect the quality and marketability of the underlying security. The Fund may have more than 25% of its total assets invested in securities the credit for which has been enhanced by banks or insurance companies.

  Demand Features. The Fund may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The demand feature may be issued by the issuer of the underlying security, a dealer in the securities, or by another third party, and may not be transferred separately from the underlying security. The Fund uses these arrangements to provide liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership, or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.

  Restricted and Illiquid Securities. The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies but which are subject to restrictions on resale under Federal securities laws. Pursuant to criteria established by the Board of Trustees, certain restricted securities may be considered liquid. To the extent restricted securities are deemed to be illiquid, the Fund will limit their purchase, together with other securities not considered to be liquid, to 10% of its net assets.

  When-Issued and Delayed Settlement Transactions. The Fund may purchase eligible securities on a "when-issued" or "delayed settlement" basis. When-issued transactions, which involve a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. Delayed settlement describes settlement of a securities transaction in the secondary market which will occur sometime in the future. When-issued and delayed settlement transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the securities delivery takes place.

  The Fund may dispose of a commitment prior to settlement if the Investment Adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

  Temporary Investments. From time to time on a temporary basis, when the Investment Adviser determines that market conditions call for a temporary defensive posture, the Fund may invest in short-term non-Massachusetts municipal tax-exempt obligations or other taxable, temporary investments. All temporary investments will satisfy the same credit quality standards as Massachusetts Municipal Securities. See "Ratings" above. Temporary investments include: investments in other mutual funds; notes issued by or on behalf of municipal or corporate issuers; marketable obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities; other debt securities; commercial paper; certificates of deposit of banks; and repurchase agreements (arrangements in which the organization sells the Fund a temporary investment and agrees at the time of sale to repurchase it at a mutually agreed upon time and price).

  Although the Fund is permitted to make taxable, temporary investments, there is no current intention of generating income subject to Federal regular income tax or the income taxes imposed by the Commonwealth of Massachusetts.

  Investment Company Securities. The Fund may invest in the securities of other investment companies. Investments in other investment companies will cause the Fund (and, indirectly, the Fund's shareholders) to bear proportionately the costs incurred in connection with the investment companies' operations. Securities of other investment companies will be acquired by the Fund within the limits prescribed by the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. The Fund will invest in other investment companies primarily for the purpose of investing its short-term cash which has not as yet been invested in other portfolio instruments. However, from time to time, on a temporary basis, the Fund may invest exclusively in one other investment company managed similarly to the Fund.

  Municipal Leases. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities and may be considered to be illiquid. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation certificate in any of the above.

  Participation Interests. The Fund may purchase interests in Massachusetts Municipal Securities from financial institutions such as commercial and investment banks, savings and loan associations, and insurance companies. These interests may take the form of participations, beneficial interests in a trust, partnership interests, or any other form of indirect ownership that allows the Fund to treat the income from the investment as exempt from Federal regular income tax. The Fund invests in these participation interests in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying Massachusetts Municipal Securities.

  Tender Option Bonds. The Fund may purchase tender option bonds and similar securities. A tender option bond generally has a long maturity and bears interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, and is coupled with an agreement by a third party, such as a bank, broker-dealer, or other financial institution, pursuant to which such institution grants the security holders the option, usually upon not more than seven days notice or at periodic intervals, to tender their securities to the institution and receive the face value of the security. In providing the option, the financial institution receives a fee that reduces the fixed rate of the underlying bond and results in the Fund effectively receiving a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The Fund's Investment Adviser will monitor, on an ongoing basis, the creditworthiness of the issuer of the tender option bond, the financial institution providing the option, and any custodian holding the underlying long-term bond. The bankruptcy, receivership, or default of any of the parties to the tender option bond will adversely affect the quality and marketability of the security.

  Non-Diversification. The Fund is a non-diversified investment portfolio. As such, there is no limit on the percentage of assets which can be invested in any single issuer. An investment in the Fund, therefore, will entail greater risk than would exist in a diversified investment portfolio because the higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Fund's portfolio. Any economic, political, or regulatory developments affecting the value of the securities in the Fund's portfolio will have a greater impact on the total value of the portfolio that would be the case if the portfolio was diversified among more issuers.

  The Fund intends to comply with Subchapter M of the Internal Revenue Code. This undertaking requires that at the end of each quarter of the taxable year, with regard to at least 50% of its total assets, no more than 5% of its total assets are invested in the securities of a single issuer; beyond that, no more than 25% of its total assets are invested in the securities of a single issuer.

  Massachusetts Municipal Securities. Massachusetts Municipal Securities are generally issued to finance public works, such as airports, bridges, highways, housing, health-related entities, transportation-related projects, educational programs, water and pollution control, and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses, and to make loans to other public institutions and for other facilities.

  Massachusetts Municipal Securities include industrial development bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

  The two principal classifications of Massachusetts Municipal Securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. Interest on and principal of revenue bonds, however, are payable only from the revenue generated by the facility financed by the bond or other specified sources of revenue. Revenue bonds do not represent a pledge of credit or create any debt of or charge against the general revenues of a municipality or public authority. Industrial development bonds are typically classified as revenue bonds.

  Standby Commitments. Some securities dealers are willing to sell Massachusetts Municipal Securities to the Fund accompanied by their commitments to repurchase the Massachusetts Municipal Securities prior to maturity, at the Fund's option, for the amortized cost of the Massachusetts Municipal Securities at the time of repurchase. These arrangements are not used to protect against changes in the market value of Massachusetts Municipal Securities. They permit the Fund, however, to remain fully invested and still provide liquidity to satisfy redemptions. The cost of Massachusetts Municipal Securities accompanied by these standby commitments could be greater than the cost of Massachusetts Municipal Securities without such commitments. Standby commitments are not marketable or otherwise assignable and have value only to the Fund. The default or bankruptcy of a securities dealer giving such a commitment would not affect the quality of the Massachusetts Municipal Securities purchased. However, without a standby commitment, these securities could be more difficult to sell. The Fund enters into standby commitments only with those dealers whose credit the Investment Adviser believes to be of high quality.

  Massachusetts Investment Risks. The Fund's ability to achieve its investment objective depends on the ability of issuers of Massachusetts Municipal Securities to meet their continuing obligations to pay principal and interest. Since the Fund invests primarily in Massachusetts Municipal Securities, the value of the Fund's Shares may be especially affected by factors pertaining to the economy of Massachusetts and other factors specifically affecting the ability of issuers to Massachusetts Municipal Securities to meet their obligations. As a result, the value of the Fund's Shares may fluctuate more widely than the value of shares of a portfolio investing in securities of issuers in a number of different states. The ability of Massachusetts and its political subdivisions to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. The amount of tax and other revenues available to governmental issuers of Massachusetts Municipal Securities may be affected from time to time by economic, political and demographic conditions within Massachusetts. In addition, constitutional or statutory restrictions may limit a government's power to raise revenues or increase taxes. The availability of federal, state and local aid to an issuer of Massachusetts Municipal Securities may also affect that issuer's ability to meet its obligations. Payments of principal and interest on limited obligation bonds will depend on the economic condition of the facility or specific revenue source from whose revenues the payments will be made, which in turn could be affected by economic, political and demographic conditions in Massachusetts or a particular locality. Any reduction in the actual or perceived ability of an issuer of Massachusetts Municipal Securities to meet its obligations (including a reduction in the rating of its outstanding securities) would likely affect adversely the market value and marketability of its obligations and could affect adversely the values of other Massachusetts Municipal Securities as well.

                            INVESTMENT LIMITATIONS

  The following investment limitation is a matter of fundamental policy and may not be changed with respect to the Fund without the affirmative vote of the holders of a majority of its outstanding Shares (as defined under "Miscellaneous"). Other investment limitations that also cannot be changed without such a vote of shareholders are contained in the Statement of Additional Information under "Investment Objectives and Policies."

    1. The Fund will not borrow money directly or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge up to 10% of the value of its total assets to secure such borrowings.

  The following investment limitation may be changed by Galaxy's Board of Trustees without shareholder approval. Shareholders will be notified before any material change in this limitation becomes effective:

    2. The Fund will not invest more than 5% of its total assets in industrial development bonds or other Municipal Securities when the payment of principal and interest is the responsibility of companies (or guarantors, where applicable) with less than three years of continuous operations, including the operation of any predecessor.

  If a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of the Fund's portfolio securities will not constitute a violation of the limitation.

  The Fund may follow non-fundamental operational policies that are more restrictive than its fundamental investment limitation, as set forth in this Prospectus and the Statement of Additional Information, in order to comply with applicable laws and regulations, including the provisions of and regulations under the 1940 Act. In particular, the Fund will comply with the various requirements of Rule 2a-7 which regulates money market mutual funds. The Fund will determine the effective maturity of its respective investments, as well as its ability to consider a security as having received the requisite short-term ratings by Rating Agencies, according to Rule 2a-7. The Fund may change these operational policies to reflect changes in the laws and regulations without the approval of its shareholders.

                               PRICING OF SHARES

  Net asset value per Share of the Fund is determined as of 11:00 a.m. (Eastern Time) and the close of regular trading hours on the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. (Eastern Time). Net asset value per Share is determined on each day on which the Exchange is open for trading. Currently, the holidays which Galaxy observes are New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Net asset value per share for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets attributable to the Fund, less the liabilities attributable to the Fund, by the number of outstanding shares of the Fund.

  The assets in the Fund are valued based upon the amortized cost method. Pursuant to this method, a security is valued by reference to the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount, regardless of the impact of fluctuating interests rates on the market value of the security. Although Galaxy seeks to maintain the net asset value per share of the Fund at $1.00, there can be no assurance that the net asset value per share will not vary.

                       HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

  Shares in the Fund are sold on a continuous basis by Galaxy's distributor, 440 Financial Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc. d/b/a 440 Financial). The Distributor is a registered broker/dealer with principal offices located at 290 Donald Lynch Boulevard, Marlboro, Massachusetts 01752.

PURCHASE OF SHARES

  The Distributor has established several procedures to enable different types of investors to purchase Shares of the Fund. Shares may be purchased by Fleet Brokerage Securities, Inc., Fleet Securities, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks and other qualified banks, savings and loan associations and broker/dealers ("Institutions") on behalf of their customers ("Customers"). Shares may also be purchased by individuals or corporations, who submit a purchase application to Galaxy, purchasing directly either for their own accounts or for the accounts of others ("Direct Investors"). Purchases may take place only on days on which the Distributor, Galaxy's custodian and Galaxy's transfer agent are open for business ("Business Days"). If an Institution accepts a purchase order from a Customer on a non-Business Day, the order will not be executed until it is received and accepted by the Distributor on a Business Day in accordance with the Distributor's procedures. Shares of the Fund will be issued only in exchange for monetary consideration as described below.

PURCHASE PROCEDURES--CUSTOMERS OF INSTITUTIONS

  Purchase orders for Shares are placed by Customers of Institutions through their Institution. The Institution is responsible for transmitting Customer purchase orders to the Distributor and for wiring required funds in payment to Galaxy's custodian on a timely basis. The Distributor is responsible for transmitting such orders to Galaxy's transfer agent for execution. Shares purchased by Institutions on behalf of their Customers will normally be held of record by the Institutions and beneficial ownership of Shares will be recorded by the Institutions and reflected in the account statements provided to their Customers. Galaxy's transfer agent may establish an account of record for each Customer of an Institution reflecting beneficial ownership of Shares. Depending on the terms of the arrangement between a particular Institution and Galaxy's transfer agent, confirmations of Share purchases and redemptions and pertinent account statements will either be sent by Galaxy's transfer agent directly to a Customer with a copy to the Institution, or will be furnished directly to the Customer by the Institution. Other procedures for the purchase of Shares established by Institutions in connection with the requirements of their Customer accounts may apply. Customers wishing to purchase Shares through their Institution should contact such entity directly for appropriate purchase instructions.

PURCHASE PROCEDURES--DIRECT INVESTORS

  Purchases by Mail. Shares may be purchased by completing a purchase application and mailing it, together with a check payable to the Fund, to:

    The Galaxy Fund
    Box 7
    440 Lincoln Street
    Worcester, MA 01653-0007

  All purchase orders placed by mail must be accompanied by a purchase application. Applications may be obtained by calling the Distributor at (800) 628-0414.

  Subsequent investments in an existing account in the Fund may be made at any time by sending a check for a minimum of $100 payable to the Fund in which the additional investment is being made to Galaxy at the address above along with either (a) the detachable form that regularly accompanies confirmation of a prior transaction, (b) a subsequent order form that may be obtained from the Distributor, or (c) a letter stating the amount of the investment, the name of the Fund and the account number in which the investment is to be made. If a Direct Investor's check does not clear, the purchase will be cancelled.

  Purchases by Wire. Investors may also purchase Shares by arranging to transmit Federal funds by wire to Fleet Bank of Massachusetts, N.A. as agent for First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc. d/b/a 440 Financial) ("First Data"), Galaxy's transfer agent. Prior to making any purchase by wire, an investor must telephone (800) 628-0413 to place an order and for instructions. Federal funds and registration instructions should be wired through the Federal Reserve System to:

    Fleet Bank of Massachusetts, N.A.
    75 State Street
    Boston, MA 02109
    ABA #0110-0013-8
    DDA #79673-5702
    Ref: The Galaxy Fund
          Shareholder Name
          Shareholder Account Number

  Direct Investors making initial investments by wire must promptly complete a purchase application and forward it to The Galaxy Fund, Box 7, 440 Lincoln Street, Worcester, Massachusetts 01653-0007. Applications may be obtained by calling the Distributor at (800) 628-0414. Redemptions will not be processed until the application in proper form has been received by First Data. Direct Investors making subsequent investments by wire should follow the instructions above.

OTHER PURCHASE INFORMATION

  Investment Minimums. Except as provided in "Investor Programs" below, the minimum initial investment by a Direct Investor, or initial aggregate investment by an Institution investing on behalf of its Customers, is $2,500. The minimum investment for subsequent purchases is $100. There are no minimum investment requirements for investors participating in the Automatic Investment Program described below. Customers may agree with a particular Institution to varying minimum initial and minimum subsequent purchase requirements with respect to their accounts.

  Galaxy reserves the right to reject any purchase order, in whole or in part, or to waive any minimum investment requirement. The issuance of Shares to Direct Investors and Institutions is recorded on the books of Galaxy and Share certificates will not be issued.

  Effective Time of Purchases. A purchase order for Shares received and accepted by the Distributor on a Business Day will be executed at the net asset value per share next determined after receipt of the order and will receive the dividend declared on the day of purchase if Galaxy's custodian receives the purchase price in Federal funds or other immediately available funds by 11:00 a.m. (Eastern Time) that day. Purchase orders received after 11:00 a.m. (Eastern Time) and prior to 4:00 p.m. (Eastern Time) on a Business Day for which such funds have been received by 4:00 p.m. will be effective as of 4:00 p.m, and investors will begin receiving dividends the following day. Purchase orders made by Direct Investors are not effective until the amount to be invested has been converted to Federal funds. In those cases in which a Director Investor pays for Shares by check, Federal funds will generally become available two business days after a purchase order is received. In certain circumstances, Galaxy may not require that amounts invested by Institutions on behalf of their Customers be converted into Federal funds. If an Institution accepts a purchase order from a Customer on a non-Business Day, the order will not be executed until it is received and accepted by the Distributor on a Business Day in accordance with the above procedures.

REDEMPTION PROCEDURES--CUSTOMERS OF INSTITUTIONS

  Customers of Institutions may redeem all or part of their Shares in accordance with procedures governing their accounts at Institutions. It is the responsibility of the Institutions to transmit redemption orders to the Distributor and credit their Customers' accounts with the redemption proceeds on a timely basis. No charge for wiring redemption payments to Institutions is imposed by Galaxy, although Institutions may charge a Customer's account for redemption services. Information relating to such redemption services and charges, if any, is available from the Institutions.

REDEMPTION PROCEDURES--DIRECT INVESTORS

  Direct Investors may redeem all or part of their Shares in accordance with any of the procedures described below.

  Redemption by Mail. Shares may be redeemed by a Direct Investor by submitting a written request for redemption to:

    The Galaxy Fund
    Box 7
    440 Lincoln Street
    Worcester, MA 01653-0007

  A written redemption request must (i) state the number of Shares to be redeemed, (ii) identify the shareholder account number and tax identification number, and (iii) be signed by each registered owner exactly as the Shares are registered. A redemption request for an amount in excess of $50,000, or for any amount where (i) the proceeds are to be sent elsewhere than the address of record (excluding the transfer of assets to a successor custodian), (ii) the proceeds are to be sent to an address of record which has changed in the preceding 90 days, or (iii) the check is to be made payable to someone other than the registered owner(s), must be accompanied by signature guarantees. The guarantor of a signature must be a bank which is a member of the FDIC, a trust company, a member firm of a national securities exchange or any other eligible guarantor institution. First Data will not accept guarantees from notaries public. First Data may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. A redemption request will not be deemed to be properly received until First Data receives all required documents in proper form. The Fund ordinarily will make payment for Shares redeemed by mail within three Business Days after proper receipt by First Data of the redemption request. Questions with respect to the proper form for redemption requests should be directed to First Data at (800) 628-0413.

  Redemption by Telephone. Direct Investors may redeem Shares by calling (800) 628-0413 and instructing the Distributor to mail a check for redemption proceeds of up to $50,000 to the address of record. A redemption request for an amount in excess of $50,000, or for any amount where (i) the proceeds are to be sent elsewhere than the address of record (excluding the transfer of assets to a successor custodian, (ii) the proceeds are to be sent to an address of record which has changed in the preceding 90 days, or (iii) the check is to be made payable to someone other than the registered owner(s), must be accompanied by signature guarantees. (See "Redemption by Mail.")

  Redemption by Wire. Direct Investors who have so indicated on the application, or have subsequently arranged in writing to do so, may redeem Shares by instructing First Data by wire or telephone to wire the redemption proceeds of $1,000 or more directly to a Direct Investor's account at any commercial bank in the United States. First Data charges a $5.00 fee for each wire redemption and the fee is deducted from the redemption proceeds. The redemption proceeds must be paid to the same bank and account as designated on the application or in written instructions subsequently received by First Data.

  Direct Investors may request that Shares be redeemed and redemption proceeds be wired on the same day if telephone redemption instructions are received by First Data by 11:00 a.m. (Eastern Time) on the day of redemption. Shares redeemed and wired on the same day will not receive the dividend declared on the day of redemption. Redemption requests made after 11:00 a.m. (Eastern
Time) will receive the dividend declared on the day of redemption, and redemption proceeds will be wired the following Business Day. To request redemption of Shares by wire, Director Investors should call the Distributor at (800) 628-0418.

  In order to arrange for redemption by wire or telephone after an account has been opened or to change the bank or account designated to receive redemption proceeds, a written request must be sent to Galaxy at the address listed above under "Redemption by Mail." Such requests must be signed by the investor and accompanied by a signature guarantee (see "Redemption by Mail" above for details regarding signature guarantees). Further documentation may be requested from corporations, executors, administrators, trustees, or guardians. If, due to temporary adverse conditions, Direct Investors are unable to effect telephone transactions, Direct Investors are encouraged to follow the procedures for transactions by wire or mail which are described above.

  Galaxy reserves the right to refuse a wire or telephone redemption if it believes it is advisable to do so. Procedures for redeeming Shares by wire or telephone may be modified or terminated at any time by Galaxy or First Data. In attempting to confirm that telephone instructions are genuine, Galaxy will use such procedures as are considered reasonable, including recording those instructions and requesting information as to account registration (such as the name in which an account is registered, the account number, recent transactions in the account, and the account holder's social security number, address and/or bank). If Galaxy fails to follow established procedures for the authentication of telephone instructions, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

  No redemption by a Direct Investor in the Fund will be processed until Galaxy has received a completed application with respect to the Direct Investor's account.

  If any portion of the Shares to be redeemed represents an investment made by personal check, Galaxy reserves the right to delay payment of proceeds until First Data is reasonably satisfied that the check has been collected, which could take up to 15 days from the purchase date. A Direct Investor who anticipates the need for more immediate access to his or her investment should purchase Shares by Federal funds or bank wire or by certified or cashier's check. Banks normally impose a charge in connection with the use of bank wires, as well as certified checks, cashier's checks and Federal funds.

OTHER REDEMPTION INFORMATION

  Galaxy reserves the right to redeem accounts (other than retirement plan accounts) involuntarily, upon 60 days' written notice, if the account's net asset value falls below $250 as a result of redemptions. In addition, if an investor has agreed with a particular Institution to maintain a minimum balance in his or her account at the Institution with respect to Fund Shares, and the balance in such account falls below that minimum, the Customer may be obliged by the Institution to redeem all of his or her Shares.

  Redemption orders are effected at the net asset value per share next determined after receipt and acceptance of the order. Galaxy reserves the right to wire redemption proceeds within seven days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect the Fund.

  Galaxy may redeem Shares involuntarily or make payment for redemption in securities if it appears appropriate to do so in light of Galaxy's responsibilities under the 1940 Act. See the Statement of Additional Information under "Net Asset Value--Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds," for example of when such redemptions might be appropriate.

                               INVESTOR PROGRAMS

EXCHANGE PRIVILEGE

  Direct Investors and Customers of Institutions may, after appropriate prior authorization, exchange Shares of the Fund having a value of at least $100 for Shares of any of the other portfolios offered by Galaxy or otherwise advised by Fleet or its affiliates in which the Direct Investor or Customer maintains an existing account, provided that such other shares may legally be sold in the state of the investor's residence. The minimum initial investment to establish an account in another portfolio offered by Galaxy or otherwise advised by Fleet or its affiliates, except for the Institutional Treasury Money Market Fund, by exchange is $2,500, unless with respect to Direct Investors, at the time of the exchange the Direct Investor elects, with respect to the portfolio into which the exchange is being made, to participate in the Automatic Investment Program described below, in which event there is no minimum initial investment requirement. The minimum initial investment to establish an account by exchange in the Institutional Treasury Money Market Fund is $2 million.

  An exchange involves a redemption of all or a portion of the Shares of the Fund and the investment of the redemption proceeds in shares of another portfolio offered by Galaxy or otherwise advised by Fleet or its affiliates. When Shares of the Fund are exchanged for Retail Shares of another portfolio of Galaxy which is sold with a sales charge, the applicable sales charge, if any, will be deducted. Shares of any investment portfolio of Galaxy acquired by a previous exchange transaction involving shares on which a sales charge has been paid, as well as additional shares acquired through reinvestment of dividends or distributions on such shares, may be redeemed and the proceeds used to purchase, without a sales charge, Retail Shares of any other investment portfolio offered by Galaxy.

  Investors may find the exchange privilege useful if their investment objectives or market outlook should change after they invest in the Fund. For further information regarding Galaxy's exchange privilege, Direct Investors should call First Data at (800) 628-0413. Customers of Institutions should call their Institution for such information. Customers exercising the exchange privilege with the Money Market, Government, Tax-Exempt, U.S. Treasury, Connecticut Municipal Money Market, Institutional Treasury Money Market, Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity, Asset Allocation, Growth and Income, Small Cap Value, Short-Term Bond, Intermediate government Income and High Quality Bond Funds should request and review these Funds' prospectuses prior to making an exchange (call
(800) 628-0414 for a prospectus). Telephone all exchanges to (800) 628-0413. See "How to Purchase and Redeem Shares--Redemption Procedures--Direct Investors--Redemption by Wire" above for a description of Galaxy's policy regarding telephone instructions.

  In order to prevent abuse of this privilege to the disadvantage of other shareholders, Galaxy reserves the right to terminate the exchange privilege of any shareholder who requests more than three exchanges a year. Galaxy will determine whether to do so based on a consideration of both the number of exchanges that any particular shareholder or group of shareholders has requested and the time period over which their exchange requests have been made, together with the level of expense to Galaxy which will result from effecting additional exchange requests. The exchange privilege may be modified or terminated at any time. At least 60 days' notice of any material modification or termination will be given to shareholders except where notice is not required under the regulations of the Securities and Exchange Commission.

  Galaxy does not charge any exchange fee. However, Institutions may charge such fees with respect to either all exchange requests or with respect to any request which exceeds the permissible number of free exchanges during a particular period. Customers of Institutions should contact their Institution for applicable information.

  For federal income tax purposes, an exchange of shares is a taxable event and, accordingly, a capital gain or loss may be realized by an investor. Before making an exchange request, the Customer should consult a tax or other financial adviser to determine the tax consequences.

AUTOMATIC INVESTMENT PROGRAM AND SYSTEMATIC WITHDRAWAL PLAN

  The Automatic Investment Program permits a Direct Investor to purchase Fund Shares (minimum of $50 per transaction) each month. Provided the Direct Investor's financial institution allows automatic withdrawals, Fund shares are purchased by transferring funds from a Direct Investor's checking, bank money market, NOW or savings account designated by the Direct Investor. The account designated will be debited in the specified amount, and Fund shares will be purchased on a monthly or quarterly basis, on any Business Day designated by a Direct Investor. If the designated day falls on a weekend or holiday, the purchase will be made on the Business Day closest to the designated day. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated.

  The Systematic Withdrawal Plan permits a Direct Investor to automatically redeem Fund Shares on a monthly, quarterly, semi-annual, or annual basis on any Business Day designated by a Direct Investor, if the account has a starting value of at least $10,000. If the designated day falls on a weekend or holiday, the redemption will be made on the Business Day closest to the designated day. Proceeds of the redemption will be sent to the shareholder's address of record or financial institution within three Business Days of the redemption. If redemptions exceed purchases and dividends, the number of shares in the account will be reduced. Investors may terminate the Systematic Withdrawal Plan at any time upon written notice to the Transfer Agent (but not less than five days before a payment date). There is no charge for this service.

COLLEGE INVESTMENT PROGRAM

  The College Investment Program (the "College Program") permits an investor to open an account with Galaxy and purchase Shares of the Fund with a minimum amount of $100 for initial or subsequent investments, except that if the investor purchases Shares through the Automatic Investment Program, the minimum per transaction is $50. The College Program is designed to assist investors who want to finance a college savings plan. See "Investor Programs-- Automatic Investment Program and Systematic Withdrawal Plan" for information on the Automatic Investment Program. Galaxy reserves the right to redeem accounts participating in the College Program involuntarily, upon 60 days' written notice, if the account's net asset value falls below the applicable minimum initial investment as a result of redemptions. See "How to Purchase and Redeem Shares--Other Redemption Information" above for further information.

  Investors in the College Program will receive consolidated monthly statements of their accounts. Detailed information concerning College Program accounts and applications may be obtained from Galaxy's distributor (call
(800) 628-0413).

CHECKWRITING

  Checkwriting is available for Direct Investors with respect to the Fund. A charge for use of the checkwriting privilege may be imposed by Galaxy. There is no limit to the number of checks a Direct Investor may write per month in an amount per check of $250 or more. To obtain checks, a Direct Investor must complete the signature card that accompanies the account application. To establish this checkwriting service after opening an account in the Fund, Direct Investors must contact the Distributor by telephone (1-800-628-0414) or mail to obtain a signature card. A signature guarantee may be required. A DIRECT INVESTOR WILL RECEIVE THE DAILY DIVIDENDS DECLARED ON THE SHARES TO BE REDEEMED UP TO THE DAY THAT A CHECK IS PRESENTED TO THE CUSTODIAN FOR PAYMENT. Upon 30 days' written notice to Direct Investors, the checkwriting privilege may be modified or terminated. An account in the Fund may not be closed by writing a check.

DIRECT DEPOSIT PROGRAM

  Direct Investors receiving social security benefits are eligible for the Direct Deposit Program. This Program enables a Director Investor to purchase Shares of the Fund by having social security payments automatically deposited into his or her Fund account. There is no minimum deposit requirement. For instructions on how to enroll in the Direct Deposit Program, Direct Investors should call the Distributor at 1-800-628-0413. Death or legal incapacity will terminate a Direct Investor's participation in the Program. A Direct Investor may elect at any time to terminate his or her participation by notifying in writing the Social Security Administration. Further, Galaxy may terminate a Direct Investor's participation upon 30 days' notice to the Direct Investor.

                             INFORMATION SERVICES

GALAXY INFORMATION CENTER--24 HOUR INFORMATION SERVICE. The Galaxy Information Center provides Fund performance and investment information 24 hours a day, 7 days a week. To access the Galaxy Information Center just call 1-800-628-0414.

VOICE RESPONSE SYSTEM. The Voice Response System provides Direct Investors automated access to Fund and account information as well as the ability to make telephone exchanges and redemptions. These transactions are subject to the terms and conditions described under Investor Programs. To access the Voice Response System, just call 1-800-FOR-GLXY (367-4599) from any touch-tone telephone and follow the recorded instructions.

GALAXY SHAREHOLDER SERVICES. For account information and recent exchange transactions, Direct Investors can call Galaxy Shareholder Services Monday through Friday, between the hours of 9:00 a.m. to 5:00 p.m. (Eastern Time) at 1-800-628-0413.

  Galaxy also offers a TDD service for the hearing impaired. Just call 1-800-696-6515, 24 hours a day, 7 days a week.

  Direct Investors residing outside the United States can contact Galaxy by calling 1-508-855-5237.

  The Fund's yields reflect any fee waivers in effect, represent past performance and will vary. If fee waivers are in effect and fees are not waived, yields would be reduced. Past performance is no guarantee of future results. Current yield refers to income earned by the Fund's investments over a 7-day period. It is then annualized and stated as a percentage of the investment. Effective yield is the same as current yield except that it assumes the income earned by an investment in the Fund will be reinvested. An investment in the Fund is neither insured nor guaranteed by the U.S. Government nor is there any assurance the Fund will be able to maintain a stable net asset value of $1.00 per share.

                          DIVIDENDS AND DISTRIBUTIONS

  The net investment income of the Fund is declared daily as a dividend to the persons who are shareholders of the Fund immediately after the 11:00 a.m. pricing of shares on the day of declaration. Net income for dividend purposes consists of all accrued income, whether taxable or tax-exempt, plus discount earned on the Fund's assets, less amortization of premium on such assets and accrued expenses attributable to the Fund. The Fund does not expect to realize net capital gains. However, if any such gains are realized, they will be paid out to shareholders no less frequently than annually.

  Dividends are paid monthly within five Business Day after the end of each calendar month or within five Business Day after a shareholder's complete redemption of Shares in the Fund. Institutions, unless they request otherwise, will automatically receive dividends and distributions in cash. Institutions may pay dividends to Customers in cash or reinvest such cash distributions in additional shares. Direct Investors will have the option as provided on the application of electing to (a) automatically receive dividends and distributions in additional Shares of the Fund at the net asset value of such Shares on the payment date or (b) receive dividends and distributions in cash. Any revocation of such election must be made in writing to First Data and will become effective with respect to dividends paid after its receipt.

                                     TAXES

FEDERAL

  It is intended that the Fund will qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification generally relieves the Fund of liability for federal income taxes to the extent the Fund's earnings are distributed in accordance with the Code.

  The policy of the Fund is to pay dividends with respect to each taxable year equal to at least the sum of 90% of its net exempt interest income and 90% of its net investment company taxable income, if any. Dividends derived from interest on Municipal Securities (known as exempt-interest dividends) may be treated by the Fund's shareholders as items of interest excludable from their gross income under Section 103(a) of the Code, unless under the circumstances applicable to a particular shareholder, exclusion would be disallowed. (See the Statement of Additional Information under "Additional Information Concerning Taxes.")

  If the Fund should hold certain "private activity bonds" issued after August 7, 1986, shareholders must include, as an item of tax preference, the portion of dividends paid by the Fund that is attributable to interest on such bonds in its federal alternative minimum taxable income for purposes of determining liability (if any) for the 26% to 28% alternative minimum tax for individuals and the 20% alternative minimum tax and the environmental tax applicable to corporations. Corporate shareholders must also take all exempt-interest dividends into account in determining certain adjustments for federal alternative minimum and environmental tax purposes. Shareholders receiving Social Security benefits should note that all exempt-interest dividends will be taken into account in determining the taxability of such benefits. Interest on indebtedness incurred by a shareholder to purchase or carry Fund shares generally is not deductible for federal income tax purposes.

  Dividends from the Fund which are derived from taxable income or from long-term or short-term capital gains will be subject to federal income tax, whether such dividends are paid in the form of cash or additional Shares of the Fund.

  Dividends declared in October, November or December of any year which are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year if such dividends are actually paid during January of the following year.

  If you are considering buying shares of the Fund on or just before the record date of a capital gain distribution, you should be aware that the amount of the forthcoming distribution payment, although in effect a return of capital, generally will be taxable to you.

  A taxable gain or loss may be realized by a shareholder upon redemption, transfer or exchange of Fund shares depending upon the tax basis of such shares and their price at the time of redemption, transfer or exchange.

STATE AND LOCAL

  Exempt-interest dividends and other distributions paid by the Fund may be taxable to shareholders under state or local law as dividend income, even though all or a portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.

  Distributions by the Fund to its shareholders are exempt from Massachusetts personal income taxation to the extent they are derived from (and designated by the Fund as being derived from) (i) interest on Massachusetts Municipal Securities, or (ii) capital gains realized by the Fund from the sale of certain Massachusetts Municipal Securities. Distributions from the Fund's other net investment income and short-term capital gains will be taxable as ordinary income. Distributions from the Fund's net long-term capital gains will be taxable as long-term capital gains regardless of how long the shareholder has owned Fund shares. The tax treatment of distributions is the same whether distributions are paid in cash or in additional Shares of the Fund. Distributions by the Fund to corporate shareholders, including exempt-interest dividends, may be subject to Massachusetts corporate excise tax.

MISCELLANEOUS

  The foregoing summarizes some of the important tax considerations generally affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Fund should consult their tax advisers with specific reference to their own tax situation. Shareholders will be advised annually as to the Federal income tax consequences and Massachusetts personal income tax consequences of distributions made each year.

                            MANAGEMENT OF THE FUND

  The business and affairs of the Fund are managed under the direction of Galaxy's Board of Trustees. The Fund's Statement of Additional Information contains the names of and general background information concerning the Trustees.

INVESTMENT ADVISER

  Fleet, with principal offices at 50 Kennedy Plaza, 2nd Floor, Providence, Rhode Island 02903, serves as the Investment Adviser to the Funds. Fleet, which commenced operations in 1984, also provides investment management and advisory services to individual and institutional clients and manages other investment portfolios of Galaxy: the Money Market, Government, Tax-Exempt, U.S. Treasury, Connecticut Municipal Money Market, Institutional Treasury Money Market, Equity Value, Equity Growth, Equity Income, International Equity, Small

Company Equity, Asset Allocation, Growth and Income, Small Cap Value, Short-Term Bond, Intermediate Government Income, Corporate Bond, High Quality Bond, Tax-Exempt Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds. Fleet is an indirect subsidiary of Fleet Financial Group, Inc., a registered bank holding company with total assets of approximately $25 billion at June 30, 1995.

  Subject to the general supervision of Galaxy's Board of Trustees and in accordance with the Fund's investment policies, Fleet manages the Fund, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities and maintains related records.

  For the services provided and expenses assumed with respect to the Funds, the Investment Adviser is entitled to receive advisory fees, computed daily and paid monthly, at the annual rate of .40% of the first $750,000,000 of the average daily net assets of the Fund plus .35% of the average daily net assets of the Fund in excess of $750,000,000. The fee for the Fund is higher than fees paid by most other mutual funds, although the Board of Trustees of Galaxy believes that it is not higher than average advisory fees paid by funds with similar investment objectives and policies.

  Fleet may from time to time, in its discretion, waive advisory fees payable by the Fund in order to help maintain a competitive expense ratio and may from time to time allocate a portion of its advisory fees to Fleet Trust Company or other subsidiaries of Fleet Financial Group, Inc., in consideration for administrative and other services which they provide to beneficial shareholders.

  The Predecessor Fund bore advisory fees during the most recent fiscal year pursuant to the investment advisory agreement then in effect with Shawmut Bank, N.A., its former adviser, at the effective annual rate of .42% of its average daily net assets after fee waivers. Without fee waivers, the Predecessor Fund would have borne advisory fees at the annual rate of .50 of 1% of its average daily net assets.

AUTHORITY TO ACT AS INVESTMENT ADVISER

  Banking laws and regulations currently prohibit a bank holding company registered under the Bank Holding Company Act of 1956, as amended, or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling, or distributing securities such as shares of the Fund, but do not prohibit such a bank holding company or its affiliates or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of customers. The Investment Adviser, custodian and Institutions which have agreed to provide shareholder support services that are banks or bank affiliates are subject to such banking laws and regulations. Should legislative, judicial, or administrative action prohibit or restrict the activities of such companies in connection with their services to the Fund, Galaxy might be required to alter materially or discontinue its arrangements with such companies and change its method of operation. It is anticipated, however, that any resulting change in the Fund's method of operation would not affect their net asset value per share or result in financial losses to any shareholder. State securities laws on this issue may differ from Federal law and banks and financial institutions may be required to register as dealers pursuant to state law.

ADMINISTRATOR

  First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc. d/b/a 440 Financial) ("First Data"), located at 4400 Computer Drive, Westboro, Massachusetts 01581, serves as the Funds' administrator. First Data is a wholly-owned subsidiary of First Data Corporation.

  First Data generally assists the Fund in its administration and operation. First Data also serves as administrator to the other portfolios of Galaxy. For the services provided to the Fund, First Data is entitled to receive administration fees, computed daily and paid monthly, at the annual rate of
 .09% of the first $2.5 billion of the combined average daily net assets of the Fund and the other portfolios offered by Galaxy (collectively, the "Portfolios"), .085% of the next $2.5 billion of combined average daily net assets and .08% of combined average daily net assets over $5 billion. In addition First Data also receives a separate annual fee from each Portfolio for certain fund accounting services. From time to time, First Data may waive all or a portion of the administration fee payable to it by the Fund, either voluntarily or pursuant to applicable statutory expense limitations.

  The Predecessor Fund bore administration fees during its most recent fiscal year pursuant to the administration agreement then in effect with Federated Administrative Services, its prior administrator, at the effective annual rate of .183% of its average daily net assets after fee waivers.

                     DESCRIPTION OF GALAXY AND ITS SHARES

  Galaxy was organized as a Massachusetts business trust on March 31, 1986. Galaxy's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares into one or more classes or series of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in the Fund, Class W shares. The Board of Trustees has also authorized the issuance of additional classes and series of shares representing interests in other portfolios of Galaxy. For information regarding these other portfolios, which are offered through separate prospectuses, contact the Distributor at (800) 628-0414. The Fund is classified as a non-diversified company under the 1940 Act.

  Each share of Galaxy (irrespective of series designation) has a par value of $.001, represents an equal proportionate interest in the related Fund with other shares of the same class (irrespective of series designation), and is entitled to such dividends and distributions out of the income earned on the assets belonging to such Fund as are declared in the discretion of Galaxy's Board of Trustees.

  Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series.

  Galaxy is not required under Massachusetts law to hold annual shareholder meetings and intends to do so only if required by the 1940 Act. Shareholders have the right to remove Trustees.

SHAREHOLDER SERVICES PLAN

  Galaxy has adopted a Shareholder Services Plan pursuant to which the Fund may pay up to .25% (on an annualized basis) of the average daily net asset value of the Fund to Institutions (including Fleet Bank and its affiliates) in consideration for certain support services enumerated below. Such services will be provided to Customers who are the beneficial owners of shares. These services supplement the services provided by First Data as administrator and transfer agent, and are described more fully in the Statement of Additional Information under "Shareholder Services Plan." Services under the Shareholder Services Plan may include: aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with the Distributor; processing dividend payments from the Fund; providing Customers with information as to their positions in shares; providing sub-accounting with respect to shares or the information necessary for sub-accounting; and providing periodic mailings to Customers.

  As of the date of this Prospectus, Galaxy will enter into servicing agreements under the Shareholder Services Plan and intends to limit the payment under these servicing agreements for the Fund to no more than .10% (on an annualized basis) of the average daily net asset value of the Shares of the Fund beneficially owned by Customers of Institutions. Galaxy understands that Institutions may charge fees to their Customers who are owners of Shares in connection with their accounts with such Institutions. Any such fees would be in addition to any amounts which may be received by an Institution under the Shareholder Services Plan. Under the terms of each servicing agreement entered into with Galaxy, Institutions are required to provide their Customers with a schedule of any fees that they may charge in connection with Customer investments in Shares.

                         CUSTODIAN AND TRANSFER AGENT

  The Chase Manhattan Bank, N.A., located at 1 Chase Manhattan Plaza, New York, New York 10081, a wholly owned subsidiary of The Chase Manhattan Corporation, serves as the custodian of the Fund's assets, and First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc. d/b/a 440 Financial) ("First Data"), a wholly-owned subsidiary of First Data Corporation, serves as the Funds' transfer and dividend disbursing agent. Services performed by both entities for the Fund are described in the Statement of Additional Information. Communications to First Data should be directed to First Data at P.O. Box 15108, 4400 Computer Drive, Westboro, Massachusetts 01581.

                                   EXPENSES

  Except as noted below, Fleet and First Data bear all expenses in connection with the performance of their services for the Fund. Galaxy bears the expenses incurred in the Fund's operations. Such expenses include taxes; interest; fees (including fees paid to its trustees and officers who are not affiliated with First Data); SEC fees; state securities qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory, administration, shareholder servicing, fund accounting and custody fees; charges of the transfer agent and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of independent pricing services; costs of shareholders' reports and shareholder meetings; and any extraordinary expenses. The Fund also pays for brokerage fees and commissions in connection with the purchase of portfolio securities.

                       PERFORMANCE AND YIELD INFORMATION

  From time to time, in advertisements or in reports to shareholders, the performance and yields of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives and to other relevant indexes or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, such data is reported in national financial publications such as Donoghue's Money Fund Report (R), a widely recognized independent publication that monitors the performance of mutual funds. Also, the Fund's yield data may be reported to national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal, and The New York Times, or in publications of a local or regional nature. The Fund's performance may also be compared to the average yields reported by the Bank Rate Monitor for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas.

  The yields of the Fund will refer to the income generated over a seven-day period identified in the advertisement. This income is annualized, i.e., the income during a particular week is assumed to be generated each week over a 52-week period, and is shown as a percentage of the investment. The Fund may also advertise its "effective yield" which is calculated similarly but, when annualized, the income from an investment in the Fund is assumed to be reinvested. Consequently, the "effective yield" will be slightly higher because of the compounding effect of the assumed reinvestment. Also, the Fund may from time to time advertise a "tax-equivalent yield" to demonstrate the level of taxable yield necessary to produce an after-tax yield equivalent to that achieved by the Fund. The "tax-equivalent yield" will be computed by dividing the tax-exempt portion of the Fund's yield by a denominator consisting of one minus a stated combined Federal and state income tax rate and adding the product to that portion, if any, of the Fund's yield which is not tax-exempt.

  The Fund's yields will fluctuate and any quotation of yield should not be considered as representative of future performance of the Fund. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any fees charged by Institutions with respect to accounts of Customers that have invested in Shares of the Fund will not be included in calculations of yield.

  The portfolio manager of the Fund and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include but are not limited to the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products; and tax, retirement and investment planning.

                                 MISCELLANEOUS

  Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent certified public accountants.

  As used in this Prospectus, a "vote of the holders of a majority of the outstanding shares" of Galaxy or the Fund or a particular investment portfolio means, with respect to the approval of an investment advisory agreement or a change in an investment objective or a fundamental investment policy, the affirmative vote of the holders of the lesser of (a) more than 50% of the outstanding shares of Galaxy or the Fund or portfolio (irrespective of series designation), or (b) 67% or more of the shares of Galaxy or the Fund or portfolio (irrespective of series designation) present at a meeting if more than 50% of the outstanding shares of Galaxy or the Fund or portfolio (irrespective of series designation) are represented at the meeting in person or by proxy.

  Inquiries regarding the Fund may be directed to Galaxy at (800) 628-0414 (applications and information concerning initial purchases and current performance) or (800) 628-0413 (additional purchases, redemptions, exchanges and other shareholder services).

FN-504 (12/95)                                                             15002

                                                                           TRUST

                                THE GALAXY FUND

                              SMALL CAP VALUE FUND


                                   PROSPECTUS

                                OCTOBER 27, 1995
                         (AS REVISED DECEMBER 4, 1995)

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH
THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION
OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY
THE FUND OR BY ITS DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                               TABLE OF CONTENTS

                                                                       PAGE
Expense Summary.......................................................   2
Financial Highlights..................................................   3
Investment Objective and Policies.....................................   4
Investments, Strategies and Risks.....................................   4
Investment Limitations................................................   8
Pricing of Shares.....................................................   9
How to Purchase and Redeem Shares.....................................   9
 Distributor..........................................................   9
 Purchase of Shares...................................................   9
 Redemption of Shares.................................................  10
Dividends and Distributions...........................................  11
Taxes.................................................................  11
 Federal..............................................................  11
 State and Local......................................................  12
Management of the Fund................................................  12
 Investment Adviser...................................................  12
 Authority to Act as Investment Adviser...............................  13
 Administrator........................................................  13
Description of Galaxy and Its Shares..................................  14
 Shareholder Services Plan............................................  14
 Affiliate Agreement for Sub-Account Services.........................  15
Custodian and Transfer Agent..........................................  15
Expenses..............................................................  15
Performance and Yield Information.....................................  16
Miscellaneous.........................................................  17

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                THE GALAXY FUND

4400 Computer Drive                  For applications and information
Westboro, Massachusetts 01581        concerning initial purchases and current
                                     performance, call (800) 628-0414. For
                                     additional purchases, redemptions,
                                     exchanges and other shareholder services, call (800) 628-0413.

  The Galaxy Fund ("Galaxy") is an open-end management investment company. This Prospectus describes a series of Galaxy's shares ("Trust Shares") which represent interests in the Small Cap Value Fund (the "Fund") offered by Galaxy.

  The Fund's investment objective is to provide long-term capital appreciation. The Fund seeks to achieve this objective by investing, under normal circumstances, at least 65% of its total assets in equity securities of companies that have a market value capitalization of up to $1 billion.

  This prospectus describes Trust Shares in the Fund. Trust Shares are offered to investors maintaining qualified accounts at bank and trust institutions, including institutions affiliated with Fleet Financial Group, Inc., and to participants in employer-sponsored defined contribution plans. Galaxy is also authorized to issue an additional series of shares in the Fund ("Retail Shares"), which are offered under a separate prospectus primarily to individuals or corporations purchasing either for their own accounts or for the accounts of others and to Fleet Brokerage Securities, Inc., Fleet Securities, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks and other qualified banks, savings and loans associations and broker/dealers on behalf of their customers. Trust Shares and Retail Shares represent equal pro rata interests in the Fund, except they bear different expenses which reflect the difference in the range of services provided to them. See "Financial Highlights", "Management of the Fund" and "Description of Galaxy and Its Shares" herein.

  The Fund is distributed by 440 Financial Distributors, Inc., and advised by Fleet Investment Advisors Inc.

  SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY FLEET FINANCIAL GROUP, INC. OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

  This Prospectus sets forth concisely the information that prospective investors should consider before investing. Investors should read this Prospectus and retain it for future reference. Additional information about the Fund, contained in the Statement of Additional Information bearing the same date, has been filed with the Securities and Exchange Commission. The current Statement of Additional Information is available upon request without charge by contacting Galaxy at its telephone numbers or address shown above. The Statement of Additional Information, as it may be amended from time to time, is incorporated by reference in its entirety into this Prospectus.

                               ----------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               OCTOBER 27, 1995
                         (AS REVISED DECEMBER 4, 1995)

                                EXPENSE SUMMARY

  Set forth below is a summary of (i) the shareholder transaction expenses imposed by the Fund with respect to Trust Shares and (ii) the operating expenses for Trust Shares of the Fund. Examples based on the summary are also shown.

                                                                      SMALL
                                                                    CAP VALUE
                                                                       FUND
SHAREHOLDER TRANSACTION EXPENSES                                  (TRUST SHARES)
--------------------------------                                  --------------
Sales Load.......................................................      None
Sales Load on Reinvested Dividends...............................      None
Deferred Sales Load..............................................      None
Redemption Fees..................................................      None
Exchange Fees....................................................      None
ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
---------------------------------------
Advisory Fees....................................................      .75%
12b-1 Fees.......................................................      None
Other Expenses...................................................      .25%
                                                                      -----
Total Fund Operating Expenses....................................     1.00%
                                                                      =====

--------

EXAMPLE: YOU WOULD PAY THE FOLLOWING EXPENSES ON A $1,000 INVESTMENT, ASSUMING
(1) A 5% ANNUAL RETURN, AND (2) REDEMPTION OF YOUR INVESTMENT AT THE END OF THE FOLLOWING PERIODS:

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
Small Cap Value Fund............................  $10     $31     $54     $120

  The Expense Summary and Example are intended to assist the investor in understanding the costs and expenses that an investor in Trust Shares of the Fund will bear directly or indirectly. They are based on the expenses incurred by the Fund during the last fiscal year, restated to reflect the current fees for the Fund's Trust Shares that would have been applicable had they been in effect. For more complete descriptions of these costs and expenses, see "Management of the Fund" and "Description of Galaxy and Its Shares" in this Prospectus and the financial statements and notes included in the Statement of Additional Information.

THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. THE ACTUAL EXPENSES AND RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN.

                             FINANCIAL HIGHLIGHTS

  This Prospectus describes the Trust Shares in the Fund. Galaxy is also authorized to issue an additional series of Shares in the Fund, Retail Shares, which are offered under a separate prospectus. As described below under "Description of Galaxy and Its Shares", Trust Shares and Retail Shares represent equal pro rata interests in the Fund, except that (i) Retail Shares of the Fund bear the expenses incurred under Galaxy's Shareholder Services Plan at an annual rate of .30% of the average daily net asset value of the Fund's outstanding Retail Shares (currently, these fees are not paid with respect to the Fund's Trust Shares), and (ii) Trust Shares and Retail Shares bear differing transfer agency expenses.

  The Small Capitalization Equity Fund commenced operations on December 14, 1992 as a separate investment portfolio (the "Predecessor Fund") of The Shawmut Funds, which was organized as a Massachusetts business trust. On December 4, 1995, the Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold two series of shares of beneficial interest that were similar to the Fund's Trust Shares and Retail Shares, respectively.

  The financial highlights set forth certain information concerning the investment results of the Predecessor Fund's Trust Shares (the series that is similar to the Fund's Trust Shares) for the six months ended April 30, 1995, the fiscal year ended October 31, 1994 and the fiscal period ended October 31, 1993. The information for the fiscal year ended October 31, 1994 and for the prior fiscal period ended October 31, 1993 was audited by Price Waterhouse LLP, independent accountants for the Predecessor Fund, whose report thereon appears in the Statement of Additional Information. Such Financial Highlights should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information. Additional information about the performance of the Predecessor Fund is contained in The Shawmut Funds' Annual Report, which may be obtained without charge.

                       PREDECESSOR SMALL CAP VALUE FUND
            (FOR A TRUST SHARE OUTSTANDING THROUGHOUT EACH PERIOD.)

                                       PERIOD ENDED
                                        APRIL 30,     YEAR ENDED  PERIOD ENDED
                                           1995       OCTOBER 31, OCTOBER 31,
                                       (UNAUDITED)       1994       1993/1/
                                       ------------   ----------- ------------
Net Asset Value, Beginning of Period.    $  11.07      $  11.21     $ 10.00
                                         --------      --------     --------
 Net Investment Income...............         --           0.02        0.002
 Net realized and unrealized
  gain/(loss) on investments.........        0.57          0.17        1.210
                                         --------      --------     --------
  Total from Investment Operations: .        0.57          0.19        1.212
                                         --------      --------     --------
 Dividends to shareholders from net
  investment income..................         --          (0.01)      (0.002)
 Distributions in Excess of Net In-
  vestment Income....................       (0.01)          --           --
 Distributions to shareholders from
  net realized gain on investment
  transactions.......................       (0.57)        (0.32)         --
                                         --------      --------     --------
  Total Distributions................       (0.58)        (0.33)      (0.002)
                                         --------      --------     --------
Net Asset Value, End of Period.......    $  11.06      $  11.07     $ 11.21
                                         ========      ========     ========
Total Return.........................        5.74%         1.86%       12.12%
 Expenses/3/.........................        1.15%/2/      1.06%        1.01%/2/
 Net investment income/3/............        0.02%/2/      0.15%        0.02%/2/
 Net Assets, End of Period (000 omit-
  ted)...............................    $105,141      $101,905     $100,382
Portfolio Turnover Rate..............          13%           29%          29%

--------
/1/ For the period from December 14, 1992 (date of initial public investment) to
    October 31, 1993.
/2/ Computed on an annualized basis.
/3/ Without voluntary expense waivers/reimbursements, the expense and net investment income ratios shown above would be 1.41% and 0.28%, respectively, for the period ended April 30, 1995, 1.34% and 0.43%, respectively, for the year ended October 31, 1994, and 1.29% and 0.30%, respectively, for the period ended October 31, 1993.

                       INVESTMENT OBJECTIVE AND POLICIES

  The Fund's investment objective is to provide long-term capital appreciation. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 65% of its total assets in equity securities of companies that have a market value capitalization of up to $1 billion.

  Fleet Investment Advisors Inc. ("the Investment Adviser" or "Fleet") will use its best efforts to achieve the Fund's investment objective, although its achievement cannot be assured. The investment objective of the Fund may not be changed without the approval of the holders of a majority of its outstanding Shares (as defined under "Miscellaneous"). Except as noted below under "Investment Limitations," the Fund's investment policies may be changed without shareholder approval. An investor should not consider an investment in the Fund to be a complete investment program.

                       INVESTMENTS, STRATEGIES AND RISKS

  Common Stock. As described above, the Fund invests primarily in equity securities. As with other mutual funds that invest primarily in equity securities, the Fund is subject to market risks. That is, the possibility exists that common stocks will decline over short or even extended periods of time and the United States equity market tends to be cyclical, experiencing both periods when stock prices generally increase and periods when stock prices generally decrease. However, because the Fund invests primarily in small capitalization stocks, there are some additional risk factors associated with investment in the Fund. Small capitalization stocks have historically been more volatile in price than larger capitalization stocks, such as those included in the Standard & Poor's 500 Composite Stock Index ("S&P 500"). This is because, among other things, smaller companies have a lower degree of liquidity in the equity market and tend to have a greater sensitivity to changing economic conditions. Further, in addition to exhibiting greater volatility, these stocks may, to some degree, fluctuate independently of the stocks of large companies. That is, the stock of small capitalization companies may decline in price as the price of large company stocks rises or vice versa. Therefore, investors should expect that the Fund will be more volatile than, and may fluctuate independently of, broad stock market indices such as the S&P 500.

  Convertible Securities. Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. The Fund may invest in convertible bonds rated "BB" or higher by Standard & Poor's Ratings Group ("S&P") or Fitch Investors Service, Inc. ("Fitch"), or "Ba" or higher by Moody's Investors Service, Inc. ("Moody's") at the time of investment. Securities rated "BB" by S&P or Fitch or "Ba" by Moody's provide questionable protection of principal and interest in that such securities either have speculative characteristics or are predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Debt obligations that are not rated, or determined to be, investment grade are high-yield, high-risk bonds, typically subject to greater market fluctuations, and securities in the lowest rating category may be in danger of loss of income and principal due to an issuer's default. To a greater extent than investment-grade bonds, the value of lower-rated bonds tends to reflect short-term corporate, economic, and market developments, as well as investor perceptions of the issuer's credit quality. In addition, lower-rated bonds may be more difficult to dispose of or to value than high-rated, lower-yielding bonds. The Investment Adviser will attempt to reduce the risks described above through diversification of the portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments. If a convertible bond is rated below "BB" or "Ba" according to the characteristics set forth here after the Fund has purchased it, the Fund is not required to eliminate the convertible bond from the portfolio, but will consider appropriate action. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for different investment objectives. The Fund does not intend to invest in such lower-rated bonds during the current fiscal year. A description of the rating categories is contained in the Appendix to the Statement of Additional Information.

  Convertible bonds and convertible preferred stocks are fixed income securities that generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities, and therefore, have a claim to assets of the corporation prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar nonconvertible securities of the same company. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality. The Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in the Investment Adviser's opinion, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. Otherwise, the Fund will hold or trade the convertible securities. In selecting convertible securities for the Fund, the Investment Adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Investment Adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

  Securities of Foreign Issuers. The Fund may invest in the securities of foreign issuers which are freely traded on United States securities exchanges or in the over-the-counter market in the form of depository receipts. Securities of a foreign issuer may present greater risks in the form of nationalization, confiscation, domestic marketability, or other national or international restrictions. As a matter of practice, the Fund will not invest in the securities of a foreign issuer if any such risk appears to the Investment Adviser to be substantial.

  Options and Futures Contracts. The Fund may buy and sell options and futures contracts to manage its exposure to changing interest rates, security prices, and currency exchange rates. Some options and futures strategies, including selling futures, buying puts, and writing calls, tend to hedge the Fund's investments against price fluctuations. Other strategies, including buying futures, writing puts, and buying calls, tend to increase market exposure. Options and futures may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of the overall strategy. The Fund may invest in options and futures based on any type of security, index, or currency, including options and futures based on foreign exchanges and options not traded on exchanges.

  Options and futures can be volatile investments, and involve certain risks. If the Investment Adviser applies a hedge at an inappropriate time or judges market conditions incorrectly, options and futures may lower the

Fund's individual return. The Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market.

  The Fund will not hedge more than 20% of its total assets by selling futures, buying puts, and writing calls under normal conditions. The Fund will not buy futures or write puts whose underlying value exceeds 20% of its total assets, and will not buy calls with a value exceeding 5% of its total assets.

  Stock Index Futures, Swap Agreements, Indexed Securities and Options. The Fund may utilize stock index futures contracts, options, swap agreements, indexed securities, and options on futures contracts, subject to the limitation that the value of these futures contracts, swap agreements, indexed securities, and options will not exceed 20% of the Fund's total assets. The Fund will not purchase options to the extent that more than 5% of the value of its total assets would be invested in premiums on open put option positions. In addition, the Fund does not intend to invest more than 5% of the market value of its total assets in each of the following: futures contracts, swap agreements, and indexed securities. When the Fund enters into a swap agreement, assets of the Fund equal to the value of the swap agreement will be segregated by the Fund.

  There are several risks accompanying the utilization of futures contracts. Positions in futures contracts may be closed only on an exchange or board of trade that furnishes a secondary market for such contracts. While the Fund plans to utilize futures contracts only if there exists an active market for such contracts, there is no guarantee that a liquid market will exist for the contracts at a specified time. Furthermore, because by definition, futures contracts look to projected price levels in the future and not to current levels of valuation, market circumstances may result in there being a discrepancy between the price of the stock index future and the movement in the corresponding stock index. The absence of a perfect price correlation between the futures contract and its underlying stock index could stem from investors choosing to close futures contracts by offsetting transactions, rather than satisfying additional margin requirements. This could result in a distortion of the relationship between the index and the futures market. In addition, because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations.

  Restricted and Illiquid Securities. The Fund intends to invest in restricted securities. Restricted securities are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies, but which are subject to restriction on resale under federal securities law. The Fund will limit its investments in illiquid securities, including certain restricted securities not determined by the Board of Trustees to be liquid, non-negotiable fixed time deposits with maturities over seven days, over-the-counter options, and repurchase agreements providing for settlement in more than seven days after notice, to 15% of its net assets.

  When-Issued and Delayed Settlement Transactions. The Fund may purchase eligible securities on a "when-issued" or "delayed settlement" basis. When-issued transactions, which involve a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. Delayed settlement describes settlement of a securities transaction in the secondary market which will occur sometime in the future. When-issued and delayed settlement transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the securities delivery takes place.

  The Fund may dispose of a commitment prior to settlement if the Investment Adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

  Securities Lending. The Fund may lend its portfolio securities on a short-term or long-term basis, or both, to financial institutions such as banks and broker/dealers. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral, should the borrower of the securities fail financially. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. Loans will be made only to borrowers deemed by the Investment Adviser to be of good standing and only when, in the Investment Adviser's judgment, the income to be earned from the loan justifies the attendant risks. The Fund will limit the lending of its portfolio securities so that, at any given time, securities loaned by the Fund represent not more than one-third of the value of its total assets.

  Temporary Investments. In such proportions, as, in the judgment of the Investment Adviser, prevailing market conditions warrant, the Fund may, for temporary defensive purposes, invest in:

  . short-term money market instruments rated in one of the top two rating categories by a nationally recognized statistical rating organization;

  . securities issued and/or guaranteed as to payment of principal and interest by the U.S. Government, its agencies, or instrumentalities; and

  . repurchase agreements.

  Repurchase Agreements. The Fund may purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually specified date and price ("repurchase agreements"). Repurchase agreements will be entered into only with financial institutions such as banks and broker/dealers which are deemed to be creditworthy by the Investment Adviser under guidelines approved by Galaxy's Board of Trustees. The Fund will not enter into repurchase agreements with Fleet or any of its affiliates. Securities subject to repurchase agreements may bear maturities exceeding one year. Unless a repurchase agreement has a remaining maturity of seven days or less or may be terminated on demand upon notice of seven days or less, the repurchase agreement will be considered an illiquid security and will be subject to the Fund's 15% limitation on investing in illiquid securities.

  The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by the Fund at not less than the agreed upon repurchase price. If the seller defaulted on its repurchase obligation, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) were less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action.

  Investment Company Securities. The Fund may invest in the securities of other investment companies. Investments in other investment companies will cause the Fund (and, indirectly, the Fund's shareholders) to bear proportionately the costs incurred in connection with the investment companies' operations. Securities of other investment companies will be acquired by the Fund within the limits prescribed by the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. The Fund will invest in other investment companies primarily for the purpose of investing its short-term cash which has not as yet been invested in other portfolio instruments. However, from time to time, on a temporary basis, the Fund may invest exclusively in one other investment company similar to the Fund.

  Derivative Securities. The Fund may purchase certain "derivative" securities. Derivative securities are instruments that derive their value from the performance of underlying assets, interest rates, or indices, and include, but are not limited to, put and call options, stock index futures and options, indexed securities and swap agreements.

  Derivative securities present, to varying degrees, market risk that the performance of the underlying assets, interest rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest rates change adversely, the value of the derivative security will decline more than the assets, rates or indices on which it is based; liquidity risk that the Fund will be unable to sell a derivative security when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative security will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative securities are more complex than others, and for those instruments that have been developed recently, data are lacking regarding their actual performance over complete market cycles.

  The Investment Adviser will evaluate the risks presented by the derivative securities purchased by the Fund, and will determine, in connection with its day-to-day management of the Fund, how they will be used in furtherance of the Fund's investment objective. It is possible, however, that the Investment Adviser's evaluations will prove to be inaccurate or incomplete and, even when accurate and complete, it is possible that the Fund will, because of the risks discussed above, incur loss as a result of its investments in derivative securities. See "Investment Objectives and Policies--Derivative Securities" in the Statement of Additional Information for additional information.

                            INVESTMENT LIMITATIONS

  The following investment limitations are matters of fundamental policy and may not be changed with respect to the Fund without the affirmative vote of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Other investment limitations that also cannot be changed without such a vote of shareholders are contained in the Statement of Additional Information under "Investment Objectives and Policies."

  The Fund may not:

    1. Borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a portfolio instrument for a percentage of its cash value with an arrangement to buy it back on a set date) or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge up to 10% of the value of its total assets to secure such borrowings; or

    2. With respect to 75% of the value of its total assets, invest more than 5% in securities of any one issuer, other than cash, cash items, or securities issued or guaranteed by the government of the United States or, its agencies or instrumentalities and repurchase agreements collateralized by such securities, or acquire more than 10% of the outstanding voting securities of any one issuer.

  The following investment limitation may be changed by Galaxy's Board of Trustees without shareholder approval. Shareholders will be notified before any material change in this limitation becomes effective:

    3. The Fund may not invest more than 15% of its net assets in securities subject to restrictions on resale under the Securities Act of 1933 (except for commercial paper issued under Section 4(a) of the Securities Act of 1933 and certain other securities which meet the criteria for liquidity as established by the Board of Trustees).

  If a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of the Fund's portfolio securities will not constitute a violation of the limitation.

                               PRICING OF SHARES

  Net asset value per share of the Fund is determined as of the close of regular trading hours on the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. (Eastern Time). The net asset value per share is determined on each day on which the Exchange is open for trading. Currently, the holidays which Galaxy observes are New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Net asset value per share for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets attributable to a series of shares of the Fund, less the liabilities attributable to the shares of that series of the Fund, by the number of outstanding shares of that series of the Fund.

  The assets in the Fund which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Securities quoted on the NASD National Market System are also valued at the last sale price. Other securities traded on over-the-counter markets are valued on the basis of their closing over-the-counter bid prices. Securities for which there were no transactions are valued at the average of the most recent bid and asked prices. Investments in debt securities with remaining maturities of 60 days or less are valued based upon the amortized cost method. Restricted securities, securities for which market quotations are not readily available, and other assets are valued at fair value by the Investment Adviser under the supervision of Galaxy's Board of Trustees. An option is generally valued at the last sale price or, in the absence of a last sale price, the last offer price.

                       HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

  Shares in the Fund are sold on a continuous basis by Galaxy's distributor, 440 Financial Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc. d/b/a 440 Financial). The Distributor is a registered broker/dealer with principal offices located at 290 Donald Lynch Boulevard, Marlboro, Massachusetts 01752.

PURCHASE OF SHARES

  The Trust Shares described in this Prospectus are sold to investors maintaining qualified accounts at bank and trust institutions, including subsidiaries of Fleet Financial Group, Inc. and to participants in employer-sponsored defined contribution plans ("Institutions"). Trust Shares sold to such investors ("Customers") will be held of record by Institutions. The Institution is responsible for transmitting to the Distributor orders for purchases of Trust Shares and for wiring required funds in payment to Galaxy's custodian on a timely basis. The Distributor is responsible for transmitting such orders to Galaxy's transfer agent for execution. Beneficial ownership of Trust Shares will be recorded by the Institution and reflected in the account statements it provides to its Customers. Confirmations of purchases and redemptions of Trust Shares will be sent to the appropriate Institution. Purchases of Trust Shares will be effected only on days on which the Distributor, Galaxy's custodian and the purchasing Institution are open for business ("Business Days").

  A purchase order for Trust Shares received by the Distributor on a Business Day prior to the close of regular trading hours on the Exchange (currently, 4:00 p.m. Eastern Time) will be priced at the net asset value determined on that day, provided that the Fund's custodian receives the purchase price in Federal funds or other immediately available funds prior to 4:00 p.m. on the following Business Day, at which time the order will be executed. If funds are not received by such date and time, the order will not be accepted and notice thereof will be given promptly to the Institution which submitted the order. Payments for orders which are not received or accepted will be returned after prompt inquiry to the sending Institution. If an Institution accepts a purchase order from its Customer on a non-Business Day, the order will not be executed until it is received and accepted by the Distributor on a Business Day in accordance with the foregoing procedures.

  Galaxy reserves the right to reject any purchase order, in whole or in part.

  The issuance of Trust Shares is recorded on the books of the Fund and share certificates will not be issued.

  Customers may purchase Trust Shares through procedures established by Institutions in connection with the requirements of their Customer accounts. Such accounts may include discretionary investment management accounts, custodial accounts, agency accounts and different types of tax-advantaged accounts (including defined contribution plans). Investors should contact their Institution (or, in the case of employee plans, their employer) for further information concerning the types of eligible Customer accounts and the related purchase and redemption procedures.

  Although Galaxy does not impose any minimum initial or subsequent investment requirements with respect to Trust Shares, Institutions may impose such requirements on the accounts maintained by its customers, and may also require that Customers maintain minimum account balances with respect to Trust Shares.

  Trust Shares of the Fund may also be available for purchase through different types of retirement plans offered by an Institution to its Customers. Information pertaining to such plans is available directly from the Institution.

REDEMPTION OF SHARES

  Customers may redeem all or part of their Trust Shares in accordance with procedures governing their accounts at the Institution. It is the responsibility of the Institution to transmit redemption orders to the Distributor and to credit its Customers' accounts with the redemption proceeds on a timely basis. No charge for wiring redemption payments is imposed by Galaxy, although the Institution may charge its Customers' accounts for redemption services. Information relating to such redemption services and charges, if any, is available from the Institution.

  Redemption orders are effected at the net asset value per share next determined after receipt and acceptance of the order by the Distributor. Payment for redemption orders received by the Distributor on a Business Day will normally be wired on the following Business Day to the Institution. Payment for redemption orders received on a non-Business Day will normally be wired to the Institution on the next Business Day. However, in both cases Galaxy reserves the right to wire redemption proceeds within seven days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect the Fund.

  Galaxy may require any information reasonably necessary to ensure that a redemption has been duly authorized. The Fund reserves the right to redeem shares in any account at their net asset value involuntarily, upon sixty days written notice, if the value of the account is less than $250 as a result of redemptions.

                          DIVIDENDS AND DISTRIBUTIONS

  Dividends from net investment income of the Fund are declared and paid quarterly. Net realized capital gains are distributed at least annually.

  Dividends and distributions will be paid in cash. Customers may elect to have their dividends reinvested in additional Trust Shares of the Fund at the net asset value of such shares on the ex-dividend date. Such election, or any revocation thereof, must be communicated in writing by an Institution on behalf of its Customers to Galaxy's transfer agent and will become effective with respect to dividends paid after its receipt. The crediting and payment of dividends to Customers will be in accordance with the procedures governing such Customers' accounts at their Institution.

                                     TAXES

FEDERAL

  It is intended that the Fund will qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification generally relieves the Fund of liability for federal income taxes to the extent the Fund's earnings are distributed in accordance with the Code.

  The policy of the Fund is to distribute as dividends substantially all of its investment company taxable income and any net tax-exempt interest income each year. Such dividends will be taxable as ordinary income to the Fund's shareholders who are not currently exempt from federal income taxes, whether such dividends are received in cash or reinvested in additional Trust Shares. (Federal income taxes for distributions to an IRA or a qualified retirement plan are deferred under the Code.) Such ordinary income distributions will qualify for the dividends received deduction for corporations to the extent of the total qualifying dividends received by the Fund from domestic corporations for the taxable year.

  Distribution by the Fund of the excess of its net long-term capital gain over its net short-term capital loss is taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held shares and whether such gains are received in cash or reinvested in additional Trust Shares. Such distributions are not eligible for the dividends received deduction.

  Dividends declared in October, November or December of any year which are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year if such dividends are actually paid during January of the following year.

  If you are considering buying shares of the Fund on or just before the record date of a dividend or capital gain distribution, you should be aware that the amount of the forthcoming distribution payment, although in effect a return of capital, generally will be taxable to you.

  A taxable gain or loss may be realized by a shareholder upon redemption, transfer or exchange of Fund shares depending upon the tax basis of such shares and their price at the time of redemption, transfer or exchange.

  The foregoing summarizes some of the important federal tax considerations generally affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Fund should consult their tax advisers with specific reference to their own tax situation. Shareholders will be advised annually as to the federal income tax consequences of distributions made each year.

STATE AND LOCAL

  Investors are advised to consult their tax advisers concerning the application of state and local taxes, which may have different consequences from those of the Federal income tax law described above.

                            MANAGEMENT OF THE FUND

  The business and affairs of the Fund are managed under the direction of Galaxy's Board of Trustees. The Fund's Statement of Additional Information contains the names of and general background information concerning the Trustees.

INVESTMENT ADVISER

  Fleet, with principal offices at 50 Kennedy Plaza, 2nd Floor, Providence, Rhode Island 02903, serves as the Investment Adviser to the Fund. Fleet, which commenced operations in 1984, also provides investment management and advisory services to individual and institutional clients and manages the other investment portfolios of Galaxy: the Money Market, Government, Tax-Exempt, U.S. Treasury, Connecticut Municipal Money Market, Massachusetts Municipal Money Market, Institutional Treasury Money Market, Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity, Asset Allocation, Growth and Income, Short-Term Bond, Intermediate Government Income, Corporate Bond, High Quality Bond, Tax-Exempt Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds. Fleet is an indirect wholly-owned subsidiary of Fleet Financial Group, Inc., a registered bank holding company with total assets of approximately $25 billion at June 30, 1995.

  Subject to the general supervision of Galaxy's Board of Trustees and in accordance with the Fund's investment policies, Fleet manages the Fund, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities and maintains related records.

  The Fund's portfolio manager, Peter Larson, is primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Larson served as the portfolio manager of the Predecessor Fund since its inception in 1992. He joined Shawmut Bank in 1963 as an investment officer and was a Vice President in charge of Shawmut Bank's Small Cap Equity Management product since inception in 1982.

  For the services provided and expenses assumed with respect to the Fund, the Investment Adviser is entitled to receive advisory fees, computed daily and paid monthly, at the annual rate of .75% of the average daily net assets of the Fund. The fees for the Fund are higher than fees paid by most other mutual funds, although the Board of Trustees of Galaxy believes that they are not higher than average advisory fees paid by funds with similar investment objectives and policies.

  Fleet may from time to time, in its discretion, waive all or a portion of the advisory fees payable by the Fund in order to help maintain a competitive expense ratio and may from time to time allocate a portion of its advisory fees to Fleet Trust Company or other subsidiaries of Fleet Financial Group, Inc., in consideration for administrative and other services which they provide to beneficial shareholders.

  The Predecessor Fund bore advisory fees during the most recent fiscal year pursuant to the investment advisory agreement then in effect with Shawmut Bank, N.A., its former adviser, at the effective annual rate of .75% of its average daily net assets after fee waivers. Without fee waivers, the Predecessor Fund would have borne advisory fees at the annual rate of 1.00% of its average daily net assets.

AUTHORITY TO ACT AS INVESTMENT ADVISER

  Banking laws and regulations currently prohibit a bank holding company registered under the Bank Holding Company Act of 1956, as amended, or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling, or distributing securities such as shares of the Fund, but do not prohibit such a bank holding company or its affiliates or banks generally from acting as investment adviser, transfer agent, or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of customers. The Investment Adviser, custodian and Institutions which agree to provide shareholder support services that are banks or bank affiliates are subject to such banking laws and regulations. Should legislative, judicial, or administrative action prohibit or restrict the activities of such companies in connection with their services to the Fund, Galaxy might be required to alter materially or discontinue its arrangements with such companies and change its method of operation. It is anticipated, however, that any resulting change in the Fund's method of operation would not affect the Fund's net asset value per share or result in financial loss to any shareholder. State securities laws on this issue may differ from federal law and banks and financial institutions may be required to register as dealers pursuant to state law.

ADMINISTRATOR

  First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc. d/b/a 440 Financial) ("First Data"), located at 4400 Computer Drive, Westboro, Massachusetts 01581, serves as the Fund's administrator. First Data is a wholly-owned subsidiary of First Data Corporation.

  First Data generally assists the Fund in its administration and operation. First Data also serves as administrator to the other portfolios of Galaxy. For the services provided to the Fund, First Data is entitled to receive administration fees, computed daily and paid monthly, at the annual rate of
 .09% of the first $2.5 billion of the combined average daily net assets of the Fund and the other portfolios offered by Galaxy (collectively, the "Portfolios"), .085% of the next $2.5 billion of combined average daily net assets and .08% of combined average daily net assets over $5 billion. In addition, First Data also receives a separate annual fee from each Portfolio for certain fund accounting services. From time to time, First Data may waive all or a portion of the administration fee payable to it by the Fund, either voluntarily or pursuant to applicable statutory expense limitations.

  The Predecessor Fund bore administration fees during its most recent fiscal year pursuant to the administration agreement then in effect with Federated Administrative Services, its prior administrator, at the effective annual rate of .107% of its average daily net assets after fee waivers.

                     DESCRIPTION OF GALAXY AND ITS SHARES

  Galaxy was organized as a Massachusetts business trust on March 31, 1986. Galaxy's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares into one or more classes or series of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in the Fund: Class X--Series 1 shares (Trust Shares) and Class X--Series 2 shares (Retail Shares), both series representing interests in the Fund.

  The Board of Trustees has also authorized the issuance of additional classes and series of shares representing interests in other portfolios of Galaxy. For information regarding the Fund's Retail Shares and these other portfolios, which are offered through separate prospectuses, contact the Distributor at
(800) 628-0414.

  Shares of each series in the Fund bear their pro rata portion of all operating expenses paid by the Fund except as follows. Holders of the Fund's Retail Shares bear the fees that are paid to Institutions under Galaxy's Shareholder Services Plan described below. Currently, these payments are not made with respect to the Fund's Trust Shares and, as a result, the net yield on the Fund's Trust Shares will generally be higher than the net yield on the Fund's Retail Shares. In addition, shares of each series in the Fund bear differing transfer agency expenses. Standardized yield and total return quotations are computed separately for each series of shares.

  Persons selling or servicing different series of shares of the Fund may receive different compensation with respect to one particular series of shares as opposed to the other series of shares in the Fund. Retail Shares of the Fund are sold without a sales load and have certain exchange and other privileges which are not available with respect to Trust Shares. Each share of Galaxy (irrespective of series designation) has a par value of $.001 per share, represents an equal proportionate interest in the related Fund with other shares of the same class (irrespective of series designation), and is entitled to such dividends and distributions out of the income earned on the assets belonging to such Fund as are declared in the discretion of Galaxy's Board of Trustees.

  Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series.

  Galaxy is not required under Massachusetts law to hold annual shareholder meetings and intends to do so only if required by the 1940 Act. Shareholders have the right to remove Trustees.

SHAREHOLDER SERVICES PLAN

  Galaxy intends to enter into servicing agreements with Institutions (including Fleet Bank and its affiliates) pursuant to which Institutions will render certain administrative and support services to Customers who are the beneficial owners of Retail Shares. Such services will be provided to Customers who are the beneficial owners of Retail Shares and are intended to supplement the services provided by Galaxy's administrator and transfer agent to the shareholders of record of the Retail Shares. In consideration for payment of up to .25% (on an annualized basis) of the average daily net asset value of Retail Shares owned beneficially by their Customers, Institutions may provide one or more of the following services to such Customers: aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with the Distributor; processing dividend payments from the Fund; providing sub-accounting with respect to Retail Shares or the information necessary for sub-accounting; and providing periodic mailings to Customers. In consideration for payment of up to a separate .25% (on an annualized basis) of the average daily net asset value of Retail Shares owned beneficially by their Customers, Institutions may provide one or more of these additional services to such Customers: providing Customers with information as to their positions in Retail Shares; responding to Customer inquiries; and providing a service to invest the assets of Customers in Retail Shares. These services are described more fully in Galaxy's Statement of Additional Information under "Shareholder Services Plan."

  Although the Shareholder Services Plan has been approved with respect to both Retail Shares and Trust Shares of the Fund, as of the date of this Prospectus, Galaxy intends to enter into servicing agreements under the Shareholder Services Plan only with respect to Retail Shares of the Fund, and to limit the payment under these servicing agreements for the Fund to no more than .30% (on an annualized basis) of the average daily net asset value of the Retail Shares of the Fund beneficially owned by Customers of Institutions. Galaxy understands that Institutions may charge fees to their Customers who are owners of Retail Shares in connection with their accounts with such Institutions. Any such fees would be in addition to any amounts which may be received by an Institution under the Shareholder Services Plan. Under the terms of each servicing agreement entered into with Galaxy, Institutions are required to provide their Customers with a schedule of any fees that they may charge in connection with Customer investments in Retail Shares.

AFFILIATE AGREEMENT FOR SUB-ACCOUNT SERVICES

  First Data has entered into an agreement with Fleet Trust Company, an affiliate of the Investment Adviser, pursuant to which Fleet Trust Company performs certain sub-account and administrative functions ("Sub-Account Services") on a per account basis with respect to Trust Shares of the Fund held by defined contribution plans, including: maintaining records reflecting separately with respect to each plan participant's sub-account all purchases and redemptions of Trust Shares and the dollar value of Trust Shares in each sub-account; crediting to each participant's sub-account all dividends and distributions with respect to that sub-account; and transmitting to each participant a periodic statement regarding the sub-account as well as any proxy materials, reports and other material Fund communications. Fleet Trust Company is compensated by First Data for the Sub-Account Services and in connection therewith the transfer agency fees payable by Trust Shares of the Fund to First Data have been increased by an amount equal to these fees. In substance, therefore, the holders of Trust Shares of the Fund indirectly bear these fees.

                         CUSTODIAN AND TRANSFER AGENT

  The Chase Manhattan Bank, N.A. ("Chase Manhattan"), located at 1 Chase Manhattan Plaza, New York, New York 10081, a wholly-owned subsidiary of The Chase Manhattan Corporation, serves as custodian of the Fund's assets. First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc. d/b/a 440 Financial) ("First Data"), a wholly-owned subsidiary of First Data Corporation, serves as the Fund's transfer and dividend disbursing agent. Services performed by these entities for the Fund are described in the Statement of Additional Information. Communications to First Data should be directed to First Data at P.O. Box 15108, 4400 Computer Drive, Westboro, Massachusetts 01581.

                                   EXPENSES

  Except as noted below, Fleet and First Data bear all expenses in connection with the performance of their services for the Fund. Galaxy bears the expenses incurred in the Fund's operations. Such expenses include: taxes; interest; fees (including fees paid to its trustees and officers who are not affiliated with First Data); SEC fees; state securities qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory, administration, fund accounting and custody fees; charges of the transfer agent and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of independent pricing services; costs of shareholders' reports and shareholder meetings; and any extraordinary expenses. The Fund also pays for brokerage fees and commissions in connection with the purchase of portfolio securities.

                       PERFORMANCE AND YIELD INFORMATION

  From time to time, in advertisements or in reports to shareholders, the performance and yields of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant indexes or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Fund may be compared to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds, the S&P 500, an unmanaged index of groups of common stocks, the Consumer Price Index, or the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange.

  Performance and yield data as reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times or publications of a local or regional nature may also be used in comparing the performance and yields of the Fund. The performance and yield data for Trust Shares of the Fund will be calculated separately from the performance and yield data of the Fund's Retail Shares. Because of the shareholder servicing fees currently borne only by Retail Shares, the performance and yields on the Fund's Trust Shares can generally be expected, at any given time, to be higher than the performance and yields on the Fund's Retail Shares.

  The standard yield is computed by dividing the Fund's average daily net investment income per share during a 30-day (or one month) base period identified in the advertisement by the net asset value per share on the last day of the period, and annualizing the result on a semi-annual basis. The Fund may also advertise its "effective yield" which is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested.

  The Fund may also advertise its performance using "average annual total return" over various periods of time. Such total return figures reflect the average percentage change in the value of an investment in the Fund from the beginning date of the measuring period to the end of the measuring period. Average total return figures will be given for the most recent one-, five- and ten-year periods (if applicable), and may be given for other periods as well, such as from the commencement of the Fund's operations, or on a year-by-year basis. The Fund may also use "aggregate total return" figures for various periods, representing the cumulative change in the value of an investment in the Fund for the specified period. Both methods of calculating total return assume that dividends and capital gain distributions made by the Fund during the period are reinvested in Fund shares.

  Performance and yields of the Fund will fluctuate and any quotation of performance or yield should not be considered as representative of future performance. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance and yield are generally functions of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any additional fees charged by Institutions with respect to accounts of Customers that have invested in Trust Shares of the Fund will not be included in calculations of yield and performance.

  The portfolio manager of the Fund and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include but are not limited to the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products; and tax, retirement and investment planning.

                                 MISCELLANEOUS

  Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent certified public accountants.

  As used in this Prospectus, a "vote of the holders of a majority of the outstanding shares" of either Galaxy, the Fund or a particular investment portfolio means, with respect to the approval of an investment advisory agreement or a change in an investment objective or fundamental investment policy, the affirmative vote of the holders of the lesser of (a) more than 50% of the outstanding shares of Galaxy or the Fund or portfolio (irrespective of series designation), or (b) 67% or more of the shares of Galaxy or the Fund or portfolio (irrespective of series designation) present at a meeting if more than 50% of the outstanding shares of Galaxy or the Fund or portfolio (irrespective of series designation) are represented at the meeting in person or by proxy.

FN-508 (12/95)                                                             15003

                                                                          RETAIL

                                THE GALAXY FUND

                              SMALL CAP VALUE FUND


                                   PROSPECTUS

                                OCTOBER 27, 1995
                         (AS REVISED DECEMBER 4, 1995)

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                               TABLE OF CONTENTS

                                                                       PAGE
Highlights............................................................   2
Expense Summary.......................................................   4
Financial Highlights..................................................   5
Investment Objective and Policies.....................................   6
Investments, Strategies and Risks.....................................   6
Investment Limitations................................................  10
Pricing of Shares.....................................................  11
How to Purchase and Redeem Shares.....................................  11
 Distributor..........................................................  11
 Purchase of Shares...................................................  11
 Public Offering Price................................................  12
 Quantity Discounts...................................................  13
 Purchase Procedures--Customers of Institutions.......................  14
 Purchase Procedures--Direct Investors................................  15
 Other Purchase Information...........................................  15
 Redemption Procedures--Customers of Institutions.....................  16
 Redemption Procedures--Direct Investors..............................  16
 Other Redemption Information.........................................  18
Investor Programs.....................................................  18
 Exchange Privilege...................................................  18
 Retirement Plans.....................................................  19
 Automatic Investment Program and Systematic Withdrawal Plan..........  20
 College Investment Program...........................................  20
 Direct Deposit Program...............................................  20
Information Services..................................................  21
 Galaxy Information Center............................................  21
 Voice Response System................................................  21
 Galaxy Shareholder Services..........................................  21
Dividends and Distributions...........................................  21
Taxes.................................................................  22
 Federal..............................................................  22
 State and Local......................................................  22
Management of the Fund................................................  22
 Investment Adviser...................................................  23
 Authority to Act as Investment Adviser...............................  23
 Administrator........................................................  24
Description of Galaxy and Its Shares..................................  24
 Shareholder Services Plan............................................  25
 Affiliate Agreement for Sub-Accounting Services......................  25
Custodian and Transfer Agent..........................................  26
Expenses..............................................................  26
Performance and Yield Information.....................................  26
Miscellaneous.........................................................  27

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                THE GALAXY FUND

4400 Computer Drive                  For applications and information
Westboro, Massachusetts 01581        concerning initial purchases and current
                                     performance, call (800) 628-0414. For
                                     additional purchases, redemptions,
                                     exchanges and other shareholder services, call (800) 628-0413.

  The Galaxy Fund ("Galaxy") is an open-end management investment company. This Prospectus describes a series of Galaxy shares (the "Retail Shares") which represent interests in the Small Cap Value Fund (the "Fund") offered by Galaxy.

  The Fund's investment objective is to provide long-term capital appreciation. The Fund seeks to achieve this objective by investing, under normal circumstances, at least 65% of its total assets in equity securities of companies that have a market value capitalization of up to $1 billion.

  This Prospectus describes Retail Shares in the Fund. Retail Shares are offered to customers ("Customers") of Fleet Brokerage Securities, Inc., Fleet Securities, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks, and other qualified banks, savings and loan associations and broker/dealers ("Institutions"). Shares may also be purchased directly by individuals or corporations, who submit a purchase application to Galaxy, purchasing either for their own account or for the accounts of others ("Direct Investors"). Galaxy is also authorized to issue an additional series of shares in the Fund ("Trust Shares"), which are offered under a separate prospectus primarily to investors maintaining qualified accounts at bank and trust institutions, including institutions affiliated with Fleet Financial Group, Inc., and to participants in employer-sponsored defined contribution plans. Retail Shares and Trust Shares in the Fund represent equal pro rata interests in the Fund, except they bear different expenses which reflect the difference in the range of services provided to them. See "Financial Highlights", "Management of the Fund" and "Description of Galaxy and Its Shares" herein.

  The Fund is distributed by 440 Financial Distributors, Inc., and advised by Fleet Investment Advisors Inc.

  SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY FLEET FINANCIAL GROUP, INC. OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

  This Prospectus sets forth concisely the information that prospective investors should consider before investing. Investors should read this Prospectus and retain it for future reference. Additional information about the Funds, contained in the Statement of Additional Information bearing the same date, has been filed with the Securities and Exchange Commission. The current Statement of Additional Information is available upon request without charge by contacting Galaxy at its telephone numbers or address shown above. The Statement of Additional Information, as it may be amended from time to time, is incorporated by reference in its entirety into this Prospectus.

                               ----------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               OCTOBER 27, 1995
                         (AS REVISED DECEMBER 4, 1995)

                                  HIGHLIGHTS

  Q: WHAT IS THE GALAXY FUND?

  A: Galaxy is an open-end management investment company (commonly known as a mutual fund) that offers investors the opportunity to invest in different investment portfolios, each having separate investment objectives and policies. This Prospectus describes Galaxy's SMALL CAP VALUE FUND. Prospectuses for Galaxy's MONEY MARKET, GOVERNMENT, TAX-EXEMPT, U.S. TREASURY, CONNECTICUT MUNICIPAL MONEY MARKET, MASSACHUSETTS MUNICIPAL MONEY MARKET, INSTITUTIONAL TREASURY MONEY MARKET, SHORT-TERM BOND, INTERMEDIATE GOVERNMENT INCOME, CORPORATE BOND, HIGH QUALITY BOND, TAX-EXEMPT BOND, NEW YORK MUNICIPAL BOND, CONNECTICUT MUNICIPAL BOND, MASSACHUSETTS MUNICIPAL BOND, RHODE ISLAND MUNICIPAL BOND, EQUITY VALUE, EQUITY GROWTH, EQUITY INCOME, INTERNATIONAL EQUITY, SMALL COMPANY EQUITY, ASSET ALLOCATION AND GROWTH AND INCOME FUNDS may be obtained by calling (800) 628-0414.

  Q: WHO ADVISES THE FUND?

  A: The Fund is managed by Fleet Investment Advisors Inc. (the "Investment Adviser" or "Fleet"), an indirect wholly-owned subsidiary of Fleet Financial Group, Inc. Fleet Financial Group, Inc. is a financial services company with total assets as of June 30, 1995 of approximately $25 billion. See "Management of the Fund--Investment Adviser."

  Q: WHAT ADVANTAGES DOES THE FUND OFFER?

  A: The Fund offers investors the opportunity to invest in a variety of professionally managed, diversified investment portfolios without having to become involved with the detailed accounting and safekeeping procedures normally associated with direct investments in securities. The Fund also offers the economic advantages of block trading in portfolio securities and the availability of a family of twenty-four mutual funds should your investment goals change.

  Q: HOW TO BUY AND REDEEM SHARES?

  A: The Fund is distributed by 440 Financial Distributors, Inc. Retail Shares of the Fund are sold to individuals or corporations, who submit a purchase application to Galaxy, purchasing either for their own accounts or for the accounts of others ("Direct Investors"). Retail Shares may also be purchased on behalf of Customers of Fleet Brokerage Securities Inc., Fleet Securities, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks and other qualified banks, savings and loan associations and broker/dealers ("Institutions"). Retail Shares may also be purchased by employees of Fleet Financial Group, Inc. and its affiliates through payroll deductions. Retail Shares of the Fund may be purchased at their net asset value plus a maximum initial sales charge of 3.75%. Lower sales charges and exemptions are available as described in this Prospectus. Share purchase and redemption information for both Direct Investors and Customers is provided below under "How to Purchase and Redeem Shares." Except as provided below in "Investor Programs", the minimum initial investment for Direct Investors and the minimum initial aggregate investment for Institutions purchasing on behalf of their Customers is $2,500. The minimum investment for subsequent purchases is $100. There are no minimum requirements for investors participating in the Automatic Investment Program described below. Institutions may require Customers to maintain certain minimum investments in Retail Shares. See "How to Purchase and Redeem Shares--Purchase of Shares" below.

  Q: WHEN ARE DIVIDENDS PAID?

  A: The net investment income of the Fund is declared and paid quarterly. Net realized capital gains of the Fund are distributed at least annually. See "Dividends and Distributions."

  Q: WHAT POTENTIAL RISKS ARE PRESENTED BY THE FUND'S INVESTMENT PRACTICES?

  A: The Fund invests primarily in small capitalization stocks. As a result, the Fund may be more volatile than, and may fluctuate independently of, broad stock market indices. See "Investments, Strategies and Risks--Common Stock." The Fund may invest in lower-rated convertible securities, which are high-yield, high-risk bonds that are typically subject to greater market fluctuations and may be more difficult to value or dispose of than higher-rated, lower-yielding bonds. See "Investments, Strategies and Risks-- Convertible Securities." The Fund may invest in foreign securities that are freely traded on U.S. securities exchanges or in the over-the-counter markets in the form of depository receipts. Investments in foreign securities may present greater risks than those associated with investments in the securities of U.S. issuers. See "Investments, Strategies and Risks--Securities of Foreign Issuers." The Fund may also invest in certain "derivative" securities, such as put and call options, stock index futures and options, indexed securities and swap agreements. Derivative securities derive their value from the performance of underlying assets, interest rates or indices and as a result entail additional market and credit risks. See "Investments, Strategies and Risks-- Derivative Securities."

  Q: WHAT SHAREHOLDER PRIVILEGES ARE OFFERED BY THE FUND?

  A: Investors may exchange Retail Shares of the Fund having a value of at least $100 for Retail Shares of any other portfolio offered by Galaxy in which the investor has an existing account without paying an additional sales charge. Galaxy offers Individual Retirement Accounts ("IRAs"), Simplified Employee Pension Plans ("SEPs") and Keogh Plan accounts which can be established by contacting Galaxy's distributor. Retail Shares are also available for purchase through Multi-Employee Retirement Plans ("MERPs") accounts which can be established by Customers directly with Fleet Brokerage Securities Inc. or its affiliates. Galaxy also offers an Automatic Investment Program which allows investors to automatically invest in Retail Shares, as well as certain other shareholder privileges. See "Investor Programs."

                                EXPENSE SUMMARY

  Set forth below is a summary of (i) the shareholder transaction expenses imposed by the Fund with respect to Retail Shares and (ii) the operating expenses for Retail Shares of the Fund. SHAREHOLDER TRANSACTION EXPENSES are charges you pay when buying or selling shares of the Fund. ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, general Fund administration, accounting and other services. Examples based on the summary are also shown.

                                                                   SMALL CAP
                                                                  VALUE FUND
SHAREHOLDER TRANSACTION EXPENSES                                (RETAIL SHARES)
--------------------------------                                ---------------
Front End Sales Load Imposed on Purchases (as a percentage of
 offering price)...............................................      3.75%
Sales Load on Reinvested Dividends.............................       None
Deferred Sales Load............................................       None
Redemption Fees/1/.............................................       None
Exchange Fees..................................................       None
ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
---------------------------------------
Advisory Fees..................................................       .75%
12b-1 Fees.....................................................       None
Other Expenses.................................................       .86%
                                                                     -----
Total Fund Operating Expenses..................................      1.61%
                                                                     =====

--------
/1/ Direct Investors are charged a $5.00 fee if redemption proceeds are paid by wire.

EXAMPLE: YOU WOULD PAY THE FOLLOWING EXPENSES ON A $1,000 INVESTMENT, ASSUMING
(1) DEDUCTION AT THE TIME OF PURCHASE OF THE MAXIMUM APPLICABLE FRONT-END SALES LOAD, (2) A 5% ANNUAL RETURN, AND (3) REDEMPTION OF YOUR INVESTMENT AT THE END OF THE FOLLOWING PERIODS:

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
Small Cap Value Fund............................  $54     $86    $121     $219

  The Expense Summary and Example are intended to assist the investor in understanding the costs and expenses that an investor in Retail Shares of the Fund will bear directly or indirectly. They are based on expenses incurred by the Fund during the last fiscal year, restated to reflect the current fees for the Fund's Retail Shares that would have been applicable had they been in effect. Reduced sales charges may be available. See "How to Purchase and Redeem Shares--Public Offering Price" and "How to Purchase and Redeem Shares-- Quantity Discounts." For more complete descriptions of these costs and expenses, see "Management of the Fund" and "Description of Galaxy and Its Shares" in this Prospectus and the financial statements and notes included in the Statement of Additional Information.

THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. THE ACTUAL EXPENSES AND RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN.

                             FINANCIAL HIGHLIGHTS

  This Prospectus describes the Retail Shares in the Fund. Galaxy is also authorized to issue an additional series of Shares in the Fund, Trust Shares, which are offered under a separate prospectus. As described below under "Description of Galaxy and Its Shares", Retail Shares and Trust Shares represent equal pro rata interests in the Fund, except that (i) Retail Shares of the Fund bear the expenses incurred under Galaxy's Shareholder Services Plan at an annual rate of .30% of the average daily net asset value of the Fund's outstanding Retail Shares (currently, these fees are not paid with respect to the Fund's Trust Shares), and (ii) Retail Shares and Trust Shares bear differing transfer agency expenses.

  The Small Capitalization Equity Fund commenced operations on February 12, 1993 as a separate investment portfolio (the "Predecessor Fund") of The Shawmut Funds, which was organized as a Massachusetts business trust. On December 4, 1995, the Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold two series of shares of beneficial interest that were similar to the Fund's Retail Shares and Trust Shares, respectively.

  The financial highlights set forth certain information concerning the investment results of the Predecessor Fund's Investment Shares (the series that is similar to the Fund's Retail Shares) for the six months ended April 30, 1995, the fiscal year ended October 31, 1994 and the fiscal period ended October 31, 1993. The information for the fiscal year ended October 31, 1994 and for the prior fiscal period ended October 31, 1993 was audited by Price Waterhouse LLP, independent accountants for the Predecessor Fund, whose report thereon appears in the Statement of Additional Information. Such Financial Highlights should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information. Additional information about the performance of the Predecessor Fund is contained in The Shawmut Funds' Annual Report, which may be obtained without charge.

                       PREDECESSOR SMALL CAP VALUE FUND
         (FOR AN INVESTMENT SHARE OUTSTANDING THROUGHOUT EACH PERIOD.)

                                       PERIOD ENDED
                                        APRIL 30,      YEAR ENDED  PERIOD ENDED
                                           1995        OCTOBER 31, OCTOBER 31,
                                       (UNAUDITED)        1994       1993/1/
                                       ------------    ----------- ------------
Net Asset Value, Beginning of Period.    $ 11.06         $ 11.21     $ 10.52
                                         -------         -------     -------
  Net Investment Income..............      (0.01)          (0.01)     (0.008)
  Net realized and unrealized
   gain/(loss) on investments........       0.56            0.18       0.698
                                         -------         -------     -------
    Total from Investment Operations.       0.55            0.17       0.690
                                         -------         -------     -------
Dividends to shareholders from net
 investment income...................        --             0.00       0.000
Distributions to shareholders from
 net realized gain on investment
 transactions........................      (0.57)          (0.32)        --
                                         -------         -------     -------
    Total Distributions..............      (0.57)          (0.32)      0.000
                                         -------         -------     -------
Net Asset Value, End of Period.......    $ 11.04         $ 11.06     $ 11.21
                                         =======         =======     =======
Total Return.........................       5.58%           1.64%       6.56%
  Expenses/3/........................       1.40%/2/        1.31%       1.33%/2/
  Net investment income/3/...........      (0.23%)/2/      (0.10%)     (0.19%)/2/
  Net Assets, End of Period (000
   omitted)..........................    $21,434         $19,764     $15,014
Portfolio Turnover Rate..............         13%             29%         29%

--------
/1/ For the period from February 12, 1993 (date of initial public offering) to
    October 31, 1993.
/2/ Computed on an annualized basis.
/3/ Without voluntary expense waivers/reimbursements, the expense and net investment income ratios shown above would be 1.91% and 0.28%, respectively, for the period ended April 30, 1995, 1.84% and 0.43%, respectively, for the year ended October 31, 1994, and 1.87% and 0.35%, respectively, for the period ended October 31, 1993.

                      INVESTMENT OBJECTIVES AND POLICIES

  The Fund's investment objective is to provide long-term capital appreciation. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 65% of its assets in equity securities of companies that have a market value capitalization of up to $1 billion.

  The Investment Adviser will use its best efforts to achieve the Fund's investment objective, although its achievement cannot be assured. The investment objective of the Fund may not be changed without the approval of the holders of a majority of its outstanding Shares (as defined under "Miscellaneous"). Except as noted below under "Investment Limitations," the Fund's investment policies may be changed without shareholder approval. An investor should not consider an investment in the Fund to be a complete investment program.

                       INVESTMENTS, STRATEGIES AND RISKS

  Common Stock. As described above, the Fund invests primarily in equity securities. As with other mutual funds that invest primarily in equity securities, the Fund is subject to market risks. That is, the possibility exists that common stocks will decline over short or even extended periods of time and the United States equity market tends to be cyclical, experiencing both periods when stock prices generally increase and periods when stock prices generally decrease. However, because the Fund invests primarily in small capitalization stocks, there are some additional risk factors associated with investment in the Fund. Small capitalization stocks have historically been more volatile in price than larger capitalization stocks, such as those included in the Standard & Poor's 500 Composite Stock Index ("S&P 500"). This is because, among other things, smaller companies have a lower degree of liquidity in the equity market and tend to have a greater sensitivity to changing economic conditions. Further, in addition to exhibiting greater volatility, these stocks may, to some degree, fluctuate independently of the stocks of large companies. That is, the stock of small capitalization companies may decline in price as the price of large company stocks rises or vice versa. Therefore, investors should expect that the Fund will be more volatile than, and may fluctuate independently of, broad stock market indices such as the S&P 500.

  Convertible Securities. Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. The Fund may invest in convertible bonds rated "BB" or higher by Standard & Poor's Ratings Group ("S&P") or Fitch Investors Service, Inc. ("Fitch"), or "Ba" or higher by Moody's Investors Service, Inc. ("Moody's") at the time of investment. Securities rated "BB" by S&P or Fitch or "Ba" by Moody's provide questionable protection of principal and interest in that such securities either have speculative characteristics or are predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Debt obligations that are not rated, or determined to be, investment grade are high-yield, high-risk bonds, typically subject to greater market fluctuations, and securities in the lowest rating category may be in danger of loss of income and principal due to an issuer's default. To a greater extent than investment-grade bonds, the value of lower-rated bonds tends to reflect short-term corporate, economic, and market developments, as well as investor perceptions of the issuer's credit quality. In addition, lower-rated bonds may be more difficult to dispose of or to value than high-rated, lower-yielding bonds. The Investment Adviser will attempt to reduce the risks described above through diversification of the portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments. If a convertible bond is rated below "BB" or "Ba" according to the characteristics set forth here after the Fund has purchased it, the Fund is not required to eliminate the convertible bond from the portfolio, but will consider appropriate action. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for different investment objectives. The Fund does not intend to invest in such lower-rated bonds during the current fiscal year. A description of the rating categories is contained in the Appendix to the Statement of Additional Information.

  Convertible bonds and convertible preferred stocks are fixed income securities that generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities, and therefore, have a claim to assets of the corporation prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar nonconvertible securities of the same company. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality. The Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in the Investment Adviser's opinion, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. Otherwise, the Fund will hold or trade the convertible securities. In selecting convertible securities for the Fund, the Investment Adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Investment Adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

  Securities of Foreign Issuers. The Fund may invest in the securities of foreign issuers which are freely traded on United States securities exchanges or in the over-the-counter market in the form of depository receipts. Securities of a foreign issuer may present greater risks in the form of nationalization, confiscation, domestic marketability, or other national or international restrictions. As a matter of practice, the Fund will not invest in the securities of a foreign issuer if any such risk appears to the Investment Adviser to be substantial.

  Options and Futures Contracts. The Fund may buy and sell options and futures contracts to manage its exposure to changing interest rates, security prices, and currency exchange rates. Some options and futures strategies, including selling futures, buying puts, and writing calls, tend to hedge the Fund's investments against price fluctuations. Other strategies, including buying futures, writing puts, and buying calls, tend to increase market exposure. Options and futures may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of the overall strategy. The Fund may invest in options and futures based on any type of security, index, or currency, including options and futures based on foreign exchanges and options not traded on exchanges.

  Options and futures can be volatile investments, and involve certain risks. If the Investment Adviser applies a hedge at an inappropriate time or judges market conditions incorrectly, options and futures may lower the Fund's individual return. The Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market.

  The Fund will not hedge more than 20% of its total assets by selling futures, buying puts, and writing calls under normal conditions. The Fund will not buy futures or write puts whose underlying value exceeds 20% of its total assets, and will not buy calls with a value exceeding 5% of its total assets.

  Stock Index Futures, Swap Agreements, Indexed Securities and Options. The Fund may utilize stock index futures contracts, options, swap agreements, indexed securities, and options on futures contracts, subject to the limitation that the value of these futures contracts, swap agreements, indexed securities, and options will not exceed 20% of the Fund's total assets. The Fund will not purchase options to the extent that more than 5% of the value of its total assets would be invested in premiums on open put option positions. In addition, the Fund does not intend to invest more than 5% of the market value of its total assets in each of the following: futures contracts, swap agreements, and indexed securities. When the Fund enters into a swap agreement, assets of the Fund equal to the value of the swap agreement will be segregated by the Fund.

  There are several risks accompanying the utilization of futures contracts. Positions in futures contracts may be closed only on an exchange or board of trade that furnishes a secondary market for such contracts. While the Fund plans to utilize futures contracts only if there exists an active market for such contracts, there is no guarantee that a liquid market will exist for the contracts at a specified time. Furthermore, because by definition, futures contracts look to projected price levels in the future and not to current levels of valuation, market circumstances may result in there being a discrepancy between the price of the stock index future and the movement in the corresponding stock index. The absence of a perfect price correlation between the futures contract and its underlying stock index could stem from investors choosing to close futures contracts by offsetting transactions, rather than satisfying additional margin requirements. This could result in a distortion of the relationship between the index and the futures market. In addition, because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations.

  Restricted and Illiquid Securities. The Fund intends to invest in restricted securities. Restricted securities are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies, but which are subject to restriction on resale under federal securities law. The Fund will limit its investments in illiquid securities, including certain restricted securities not determined by the Board of Trustees to be liquid, non-negotiable fixed time deposits with maturities over seven days, over-the-counter options, and repurchase agreements providing for settlement in more than seven days after notice, to 15% of its net assets.

  When-Issued and Delayed Settlement Transactions. The Fund may purchase eligible securities on a "when-issued" or "delayed settlement" basis. When-issued transactions, which involve a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. Delayed settlement describes settlement of a securities transaction in the secondary market which will occur sometime in the future. When-issued and delayed settlement transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the securities delivery takes place.

  The Fund may dispose of a commitment prior to settlement if the Investment Adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

  Securities Lending. The Fund may lend its portfolio securities on a short-term or long-term basis, or both, to financial institutions such as banks and broker/dealers. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral, should the borrower of the securities fail financially. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. Loans will be made only to borrowers deemed by the Investment Adviser to be of good standing and only when, in the Investment Adviser's judgment, the income to be earned from the loan justifies the attendant risks. The Fund will limit the lending of its portfolio securities so that, at any given time, securities loaned by the Fund represent not more than one-third of the value of its total assets.

  Temporary Investments. In such proportions, as, in the judgment of the Investment Adviser, prevailing market conditions warrant, the Fund may, for temporary defensive purposes, invest in:

  . short-term money market instruments rated in one of the top two rating categories by a nationally recognized statistical rating organization;

  . securities issued and/or guaranteed as to payment of principal and interest by the U.S. Government, its agencies, or instrumentalities; and

  . repurchase agreements.

  Repurchase Agreements. The Fund may purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually specified date and price ("repurchase agreements"). Repurchase agreements will be entered into only with financial institutions such as banks and broker/dealers which are deemed to be creditworthy by the Investment Adviser under guidelines approved by Galaxy's Board of Trustees. The Fund will not enter into repurchase agreements with Fleet or any of its affiliates. Securities subject to repurchase agreements may bear maturities exceeding one year. Unless a repurchase agreement has a remaining maturity of seven days or less or may be terminated on demand upon notice of seven days or less, the repurchase agreement will be considered an illiquid security and will be subject to the Fund's 15% limitation on investing in illiquid securities.

  The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by the Fund at not less than the agreed upon repurchase price. If the seller defaulted on its repurchase obligation, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) were less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action.

  Investment Company Securities. The Fund may invest in the securities of other investment companies. Investments in other investment companies will cause the Fund (and, indirectly, the Fund's shareholders) to bear proportionately the costs incurred in connection with the investment companies' operations. Securities of other investment companies will be acquired by the Fund within the limits prescribed by the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. The Fund will invest in other investment companies primarily for the purpose of investing its short-term cash which has not as yet been invested in other portfolio instruments. However, from time to time, on a temporary basis, the Fund may invest exclusively in one other investment company similar to the Fund.

  Derivative Securities. The Fund may purchase certain "derivative" securities. Derivative securities are instruments that derive their value from the performance of underlying assets, interest rates, or indices, and include, but are not limited to, put and call options, stock index futures and options, indexed securities and swap agreements.

  Derivative securities present, to varying degrees, market risk that the performance of the underlying assets, interest rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest rates change adversely, the value of the derivative security will decline more than the assets, rates or indices on which it is based; liquidity risk that the Fund will be unable to sell a derivative security when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative security will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative securities are more complex than others, and for those instruments that have been developed recently, data are lacking regarding their actual performance over complete market cycles.

  The Investment Adviser will evaluate the risks presented by the derivative securities purchased by the Fund, and will determine, in connection with its day-to-day management of the Fund, how they will be used in furtherance of the Fund's investment objective. It is possible, however, that the Investment Adviser's evaluations will prove to be inaccurate or incomplete and, even when accurate and complete, it is possible that the Fund will, because of the risks discussed above, incur loss as a result of its investments in derivative securities. See "Investment Objectives and Policies--Derivative Securities" in the Statement of Additional Information for additional information.

                            INVESTMENT LIMITATIONS

  The following investment limitations are matters of fundamental policy and may not be changed with respect to the Fund without the affirmative vote of the holders of a majority of its outstanding Shares (as defined under "Miscellaneous"). Other investment limitations that also cannot be changed without such a vote of shareholders are contained in the Statement of Additional Information under "Investment Objectives and Policies."

  The Fund may not:

    1. Borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a portfolio instrument for a percentage of its cash value with an arrangement to buy it back on a set date) or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge up to 10% of the value of its total assets to secure such borrowings; or

    2. With respect to 75% of the value of its total assets, invest more than 5% in securities of any one issuer, other than cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such securities, or acquire more than 10% of the outstanding voting securities of any one issuer.

  The following investment limitation may be changed by Galaxy's Board of Trustees without shareholder approval. Shareholders will be notified before any material change in this limitation becomes effective:

    3. Invest more than 15% of its net assets in securities subject to restrictions on resale under the Securities Act of 1933 (except for commercial paper issued under Section 4(a) of the Securities Act of 1933 and certain other securities which meet the criteria for liquidity as established by the Board of Trustees).

  If a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of a Fund's portfolio securities will not constitute a violation of the limitation.

                               PRICING OF SHARES

  Net asset value per share of the Fund is determined as of the close of regular trading hours on the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. (Eastern Time). The net asset value per share is determined on each day on which the Exchange is open for trading. Currently, the holidays which Galaxy observes are New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Net asset value per share of the Fund for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets attributable to the shares of that series of the Fund, less the liabilities attributable to the shares of that series of the Fund, by the number of outstanding shares of that series of the Fund.

  The assets in the Fund which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Securities quoted on the NASD National Market System are also valued at the last sale price. Other securities traded on over-the-counter markets are valued on the basis of their closing over-the-counter bid prices. Securities for which there were no transactions are valued at the average of the most recent bid and asked prices. Investments in debt securities with remaining maturities of 60 days or less are valued based upon the amortized cost method. Restricted securities, securities for which market quotations are not readily available, and other assets are valued at fair value by the Investment Adviser under the supervision of Galaxy's Board of Trustees. An option is generally valued at the last sale price or, in the absence of a last sale price, the last offer price.

                       HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

  Shares in the Fund are sold on a continuous basis by Galaxy's distributor, 440 Financial Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc. d/b/a 440 Financial). The Distributor is a registered broker/dealer with principal offices located at 290 Donald Lynch Boulevard, Marlboro, Massachusetts 01752.

PURCHASE OF SHARES

  The Distributor has established several procedures to enable different types of investors to purchase Retail Shares of the Fund. The Retail Shares described in this Prospectus may be purchased by individuals or corporations, who submit a purchase application to Galaxy, purchasing directly either for their own accounts or for the accounts of others ("Direct Investors"). Retail Shares may also be purchased by Fleet Brokerage Securities, Inc., Fleet Securities, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks and other qualified banks, savings and loan associations and broker/dealers ("Institutions") on behalf of their customers ("Customers"). Purchases by Direct Investors may take place only on days on which the Distributor and Galaxy's custodian and Galaxy's transfer agent are open for business ("Business Days"). If an Institution accepts a purchase order from a Customer on a non-Business Day, the order will not be executed until it is received and accepted by the Distributor on a Business Day in accordance with the Distributor's procedures. Retail Shares of the Fund will be issued only in exchange for monetary consideration as described below.

PUBLIC OFFERING PRICE

  The public offering price for Retail Shares of the Fund is the sum of the net asset value of the Retail Shares purchased plus any applicable front-end sales charge. The sales charge is assessed as follows:

                               TOTAL SALES CHARGE       REALLOWANCE TO DEALERS
                         ------------------------------ ----------------------
                           AS A % OF       AS A % OF          AS A % OF
                         OFFERING PRICE    NET ASSET        OFFERING PRICE
AMOUNT OF TRANSACTION      PER SHARE    VALUE PER SHARE       PER SHARE
---------------------    -------------- --------------- ----------------------
Less than $50,000.......      3.75           3.90                3.75
$50,000 to $99,999......      3.50           3.63                3.50
$100,000 to $249,999....      3.00           3.09                3.00
$250,000 to $499,999....      2.50           2.56                2.50
$500,000 to $999,999....      2.00           2.04                2.00
$1,000,000 to
 $2,999,999.............      1.00           1.01                1.00
$3,000,000 and over.....      0.50           0.50                0.50

  Further reductions in the sales charges shown above are also possible. See "Quantity Discounts" below.

  The Distributor will pay the appropriate reallowance to dealers to broker-dealer organizations which have entered into agreements with the Distributor. The reallowance to dealers may be changed from time to time.

  At various times the Distributor may implement programs under which a dealer's sales force may be eligible to win nominal awards for certain sales efforts. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to qualifying dealers for certain services or activities which are primarily intended to result in sales of Retail Shares of the Fund. If any such program is made available to any dealer, it will be made available to all dealers on the same terms and conditions. Payments made under such programs will be made by the Distributor out of its own assets and not out of the assets of the Fund. These programs will not change the price of Retail Shares or the amount that the Fund will receive from such sales.

  In certain situations or for certain individuals, the front-end sales charge for Retail Shares of the Fund may be waived either because of the nature of the investor or the reduced sales effort required to attract such investments. In order to receive the sales charge waiver, an investor must explain the status of his or her investment at the time of purchase. No sales charge is assessed on the following types of transactions and/or investors:

  . reinvestment of dividends and distributions;

  . IRA, SEP and Keogh Plan accounts;

  . purchases by persons who were beneficial owners of shares of the Fund or any of the other portfolios offered by Galaxy or any other funds advised by Fleet or its affiliates before December 1, 1995;

  . purchases by directors, officers and employees of the Fund's Distributor and of broker-dealers having agreements with the Fund's Distributor pertaining to the sale of Retail Shares to the extent permitted by such organizations;

  . purchases by members of Galaxy's Board of Trustees;

  . investors who purchase pursuant to a "wrap fee" program offered by any broker-dealer or other financial institution or financial planning organization;

  . purchases by officers, directors, employees and retirees of Fleet
    Financial Group, Inc. and any of its affiliates; and

  . any purchase of Retail Shares pursuant to the Reinstatement Privilege described below.

QUANTITY DISCOUNTS

  Direct Investors or Customers may be entitled to reduced sales charges through Rights of Accumulation, a Letter of Intent or a combination of investments, as described below, even if the Direct Investor or Customer does not wish to make an investment of a size that would normally qualify for a quantity discount.

  In order to obtain quantity discount benefits, a Direct Investor or Customer must notify Galaxy's administrator, First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc. d/b/a 440 Financial) ("First Data") at the time of purchase that he or she would like to take advantage of any of the discount plans described below. Upon such notification, the investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time and are subject to confirmation of a Direct Investor's or Customer's holdings through a check of appropriate records. For more information about quantity discounts, please contact the Distributor or your Institution.

  Rights of Accumulation. A reduced sales charge applies to any purchase of Retail Shares of any portfolio of Galaxy that is sold with a sales charge ("Eligible Fund") where a Direct Investor's or Customer's then current aggregate investment in Retail Shares is $50,000 or more. "Aggregate investment" means the total of: (a) the dollar amount of the then current purchase of shares of an Eligible Fund; and (b) the value (based on current net asset value) of previously purchased and beneficially-owned shares of any Eligible Fund on which a sales charge has been paid. If, for example, a Direct Investor or Customer beneficially owns shares of one or more Eligible Funds with an aggregate current value of $49,000 on which a sales charge has been paid and subsequently purchases shares of an Eligible Fund having a current value of $1,000, the sales charge applicable to the subsequent purchase would be reduced to 3.50% of the offering price. Similarly, with respect to each subsequent investment, all shares of Eligible Funds that are beneficially owned by the investor at the time of investment may be combined to determine the applicable sales charge.

  Letter of Intent. By completing the Letter of Intent included as part of the Account Application, a Direct Investor or Customer becomes eligible for the reduced sales charge applicable to the total number of Eligible Fund Retail Shares purchased in a 13-month period pursuant to the terms and under the conditions set forth below and in the Letter of Intent. To compute the applicable sales charge, the offering price of Retail Shares of an Eligible Fund on which a sales charge has been paid and that are beneficially owned by a Direct Investor or Customer on the date of submission of the Letter of Intent, may be used as a credit toward completion of the Letter of Intent. However, the reduced sales charge will be applied only to new purchases.

  First Data will hold in escrow Retail Shares equal to 5% of the amount indicated in the Letter of Intent for payment of a higher sales charge if a Direct Investor or Customer does not purchase the full amount indicated in the Letter of Intent. The escrow will be released when a Director Investor or Customer fulfills the terms of the Letter of Intent by purchasing the specified amount. If purchases qualify for a further sales charge reduction, the sales charge will be adjusted to reflect a Direct Investor's or Customer's total purchases. If total purchases are less than the amount specified, a Direct Investor or Customer will be requested to remit an amount equal to the difference between the sales charge actually paid and the sales charge applicable to the total purchases. If such remittance is not received within 20 days, First Data, as attorney-in-fact pursuant to the terms of the Letter of Intent and at the Distributor's direction, will redeem an appropriate number of Retail Shares held in escrow to realize the difference. Signing a Letter of Intent does not bind a Direct Investor or Customer to purchase the full amount indicated at the sales charge in effect at the time of signing, but a Direct Investor or Customer must complete the intended purchase in accordance with the terms of the Letter of Intent to obtain the reduced sales charge. To apply, a Direct Investor or Customer must indicate his or her intention to do so under a Letter of Intent at the time of purchase.

  Qualification for Discounts. For purposes of applying the Rights of Accumulation and Letter of Intent privileges described above, the scale of sales charges applies to the combined purchases made by any individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or the aggregate investments of a trustee or custodian of any qualified pension or profit sharing plan or IRA established (or the aggregate investment of a trustee or other fiduciary) for the benefit of the persons listed above.

  Reinstatement Privilege. Direct Investors and Customers may reinvest all or any portion of their redemption proceeds in Retail Shares of the Fund or in Retail Shares of another portfolio of Galaxy within 90 days of the redemption trade date without paying a sales charge. Retail Shares so reinvested will be purchased at a price equal to the net asset value next determined after the Transfer Agent receives a reinstatement request and payment in proper form.

  Direct Investors and Customers wishing to exercise this Privilege must submit a written reinstatement request to the Transfer Agent stating that the investor is eligible to use the Privilege. The reinstatement request and payment must be received within 90 days of the trade date of the redemption. Currently, there are no restrictions on the number of times an investor may use this Privilege.

  Generally, exercising the Reinstatement Privilege will not affect the character of any gain or loss realized on redemptions for federal income tax purposes. However, if a redemption results in a loss, the reinstatement may result in the loss being disallowed under the Internal Revenue Code's "wash sale" rules.

PURCHASE PROCEDURES--CUSTOMERS OF INSTITUTIONS

  Purchase orders for Retail Shares are placed by Customers of Institutions through their Institution. The Institution is responsible for transmitting Customer purchase orders to the Distributor and for wiring required funds in payment to Galaxy's custodian on a timely basis. The Distributor is responsible for transmitting such orders to Galaxy's transfer agent for execution. Retail Shares purchased by Institutions on behalf of their Customers will normally be held of record by the Institution and beneficial ownership of Retail Shares will be recorded by the Institution and reflected in the account statements provided to their Customers. Galaxy's transfer agent may establish an account of record for each Customer of an Institution reflecting beneficial ownership of Retail Shares. Depending on the terms of the arrangement between a particular Institution and Galaxy's transfer agent, confirmations of Retail Share purchases and redemptions and pertinent account statements will either be sent by Galaxy's transfer agent directly to a Customer with a copy to the Institution, or will be furnished directly to the Customer by the Institution. Other procedures for the purchase of Retail Shares established by Institutions in connection with the requirements of their Customer accounts may apply. Customers wishing to purchase Retail Shares through their Institution should contact such entity directly for appropriate purchase instructions.

PURCHASE PROCEDURES--DIRECT INVESTORS

  Purchases by Mail. Retail Shares may be purchased by completing a purchase application and mailing it, together with a check payable to the Fund, to:

    The Galaxy Fund
    Box 7
    440 Lincoln Street
    Worcester, MA 01653-0007

  All purchase orders placed by mail must be accompanied by a purchase application. Applications may be obtained by calling the Distributor at (800) 628-0414.

  Subsequent investments in an existing account in any Fund may be made at any time by sending a check for a minimum of $100 payable to the Fund in which the additional investment is being made to Galaxy at the address above along with either (a) the detachable form that regularly accompanies confirmation of a prior transaction, (b) a subsequent order form that may be obtained from the Distributor, or (c) a letter stating the amount of the investment, the name of the Fund and the account number in which the investment is to be made. If a Direct Investor's check does not clear, the purchase will be canceled.

OTHER PURCHASE INFORMATION

  Purchases by Wire. Investors may also purchase Retail Shares by arranging to transmit Federal funds by wire to Fleet Bank of Massachusetts, N.A. as agent for First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc. d/b/a 440 Financial) ("First Data"), Galaxy's transfer agent. Prior to making any purchase by wire, an investor must telephone the Distributor at (800) 628-0413 to place an order and for instructions. Federal funds and registration instructions should be wired through the Federal Reserve System to:

    Fleet Bank of Massachusetts, N.A.
    75 State Street
    Boston, MA 02109
    ABA #0110-0013-8
    DDA #79673-5702
    Ref:The Galaxy Fund
      Shareholder Name
      Shareholder Account Number

  Direct Investors making initial investments by wire must promptly complete a purchase application and forward it to The Galaxy Fund, Box 7, 440 Lincoln Street, Worcester, Massachusetts 01653-0007. Applications may be obtained by calling the Distributor at (800) 628-0414. Redemptions will not be processed until the application in proper form has been received by First Data. Direct Investors making subsequent investments by wire should follow the instructions above.

  Except as provided in "Investor Programs" below, the minimum initial investment by a Direct Investor, or initial aggregate investment by an Institution investing on behalf of its Customers, is $2,500. The minimum investment for subsequent purchases is $100. The minimum investment requirement with respect to IRAs, SEPs, MERPs and Keogh Plans (see below under "Retirement Plans") is $500 ($250 for spousal IRA accounts). There are no minimum investment requirements for investors participating in the Automatic Investment Program described below. Customers may agree with a particular Institution to varying minimum initial and minimum subsequent purchase requirements with respect to their accounts.

  Galaxy reserves the right to reject any purchase order, in whole or in part, or to waive any minimum investment requirement. The issuance of Retail Shares to Direct Investors and Institutions is recorded on the books of Galaxy and Retail Share certificates will not be issued.

  Effective Time of Purchases. A purchase order for Retail Shares received and accepted by the Distributor from an Institution or a Direct Investor on a Business Day prior to the close of regular trading hours on the Exchange (currently, 4:00 p.m. Eastern Time) will be executed at the net asset value per share determined on that date, provided that Galaxy's custodian receives the purchase price in Federal funds or other immediately available funds prior to 4:00 p.m. on the fifth Business Day following the receipt of such order. Such order will be executed on the day on which the purchase price is received in proper form. If funds are not received by such date and time, the order will not be accepted and notice thereof will be given promptly to the Institution or Direct Investor submitting the order. Payment for orders which are not received or accepted will be returned. If an Institution accepts a purchase order from a Customer on a non-Business Day, the order will not be executed until it is received and accepted by the Distributor on a Business Day in accordance with the above procedures.

REDEMPTION PROCEDURES--CUSTOMERS OF INSTITUTIONS

  Customers of Institutions may redeem all or part of their Retail Shares in accordance with procedures governing their accounts at Institutions. It is the responsibility of the Institutions to transmit redemption orders to the Distributor and credit their Customers' accounts with the redemption proceeds on a timely basis. No charge for wiring redemption payments to Institutions is imposed by Galaxy, although Institutions may charge a Customer's account for redemption services. Information relating to such redemption services and charges, if any, is available from the Institutions.

  Payments for redemption orders received by the Distributor on a Business Day will normally be wired on the third Business Day to the Institutions.

  Direct Investors may redeem all or part of their Retail Shares in accordance with any of the procedures described below.

REDEMPTION PROCEDURES--DIRECT INVESTORS

  Redemption by Mail. Retail Shares may be redeemed by a Direct Investor by submitting a written request for redemption to:

    The Galaxy Fund
    Box 7
    440 Lincoln Street
    Worcester, MA 01653-0007

  A written redemption request must (i) state the number of shares to be redeemed, (ii) identify the shareholder account number and tax identification number, and (iii) be signed by each registered owner exactly as the shares are registered. A redemption request for an amount in excess of $50,000, or for any amount where (i) the proceeds are to be sent elsewhere than the address of record (excluding the transfer of assets to a successor custodian), (ii) the proceeds are to be sent to an address of record which has changed in the preceding 90 days, or (iii) the check is to be made payable to someone other than the registered owner(s), must be accompanied by signature guarantees. The guarantor of a signature must be a bank that is a member of the FDIC, a trust company, a member firm of a national securities exchange or any other eligible guarantor institution. First Data will not accept guarantees from notaries public. First Data may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. A redemption request will not be deemed to be properly received until First Data receives all required documents in proper form. The Fund will ordinarily make payment for Retail Shares redeemed by mail within three Business Days after proper receipt by the Distributor of the redemption request. Questions with respect to the proper form for redemption requests should be directed to the Distributor at (800) 628-0413.

  Redemption by Telephone. Direct Investors may redeem Retail Shares by calling (800) 628-0413 and instructing the Distributor to mail a check for redemption proceeds of up to $50,000 to the address of record. A redemption request for an amount in excess of $50,000 or for any amount where (i) the proceeds are to be sent elsewhere than the address of record (excluding the transfer of assets to a successor custodian), (ii) the proceeds are to be sent to an address of record which has changed in 90 days, or (iii) the check is to be made payable to someone other than the registered owner(s), must be accompanied by signature guarantees. (See "Redemption by Mail.")

  Redemption by Wire. Direct Investors who have so indicated on the application, or have subsequently arranged in writing to do so, may redeem Retail Shares by instructing First Data by wire or telephone to wire the redemption proceeds of $1,000 or more directly to a Direct Investor's account at any commercial bank in the United States. First Data charges a $5.00 fee for each wire redemption and the fee is deducted from the redemption proceeds. The redemption proceeds must be paid to the same bank and account as designated on the application or in written instructions subsequently received by First Data. To request redemption of Retail Shares by wire, Direct Investors should call the Distributor at (800) 628-0413.

  In order to arrange for redemption by wire after an account has been opened or to change the bank or account designated to receive redemption proceeds, a written request must be sent to Galaxy at the address listed above under "Redemption by Mail." Such requests must be signed by the investor and accompanied by a signature guarantee (see "Redemption by Mail" above for details regarding signature guarantees). Further documentation may be requested from corporations, executors, administrators, trustees, or guardians. If, due to temporary adverse conditions, investors are unable to effect telephone transactions, investors are encouraged to follow the procedures for transactions by wire or mail which are described above.

  Galaxy reserves the right to refuse a wire or telephone redemption if it believes it is advisable to do so. Procedures for redeeming Retail Shares by wire or telephone may be modified or terminated at any time by Galaxy or First Data. In attempting to confirm that telephone instructions are genuine, Galaxy will use such procedures as are considered reasonable, including recording those instructions and requesting information as to account registration (such as the name in which an account is registered, the account number, recent transactions in the account, and the account holder's social security number, address and/or bank). If Galaxy fails to follow established procedures for the authentication of telephone instructions, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

  No redemption by a Direct Investor in the Fund will be processed until Galaxy has received a completed application with respect to the Direct Investor's account.

  If any portion of the Retail Shares to be redeemed represents an investment made by personal check, Galaxy reserves the right to delay payment of proceeds until First Data is reasonably satisfied that the check has been collected, which could take up to 15 days from the purchase date. A Direct Investor who anticipates the need for more immediate access to his or her investment should purchase Retail Shares by Federal funds or bank wire or by certified or cashier's check. Banks normally impose a charge in connection with the use of bank wires, as well as certified checks, cashier's checks and Federal funds.

OTHER REDEMPTION INFORMATION

  Galaxy reserves the right to redeem accounts (other than retirement plan accounts) involuntarily, upon 60 days' written notice, if the account's net asset value falls below $250 as a result of redemptions. In addition, if an investor has agreed with a particular Institution to maintain a minimum balance in his or her account at the Institution with respect to Retail Shares of the Fund, and the balance in such account falls below that minimum, the Customer may be obliged by the Institution to redeem all of his or her shares.

  Redemption orders are effected at the net asset value per share next determined after receipt and acceptance of the order by the Distributor. Galaxy reserves the right to wire redemption proceeds within seven days after receiving the redemption order if, in its judgement, an earlier payment could adversely affect the Fund.

                               INVESTOR PROGRAMS

EXCHANGE PRIVILEGE

  Direct Investors and Customers of Institutions may, after appropriate prior authorization, exchange Retail Shares of the Fund having a value of at least $100 for Retail Shares of any of the other portfolios offered by Galaxy or otherwise advised by Fleet or its affiliates in which the Direct Investor or Customer maintains an existing account, provided that such other Retail Shares may legally be sold in the state of the investor's residence. No additional sales charge will be incurred when exchanging Retail Shares of the Fund for Retail Shares of another Galaxy fund that imposes a sales charge.

  The minimum initial investment to establish an account in another portfolio offered by Galaxy or otherwise advised by Fleet or its affiliates, except for the Institutional Treasury Money Market Fund, by exchange is $2,500, unless at the time of the exchange the Direct Investor or Customer elects, with respect to the portfolio into which the exchange is being made, to participate in the Automatic Investment Program described below, in which event there is no minimum initial investment requirement. The minimum initial investment to establish an account by exchange in the Institutional Treasury Money Market Fund is $2 million.

  An exchange involves a redemption of all or a portion of the shares of the Fund and the investment of the redemption proceeds in shares of another portfolio offered by Galaxy or otherwise advised by Fleet or its affiliates. The redemption will be made at the per share net asset value next determined after the exchange request is received. The shares of the portfolio to be acquired will be purchased at the per share net asset value next determined after acceptance of the exchange request.

  Investors may find the exchange privilege useful if their investment objectives or market outlook should change after they invest in the Fund. For further information regarding Galaxy's exchange privilege, Direct

Investors should call First Data at (800) 628-0413. Customers of Institutions should call their Institution for such information. Customers exercising the exchange privilege with the Money Market, Government, Tax-Exempt, U.S. Treasury, Connecticut Municipal Money Market, Massachusetts Municipal Money Market, Institutional Treasury Money Market, Short-Term Bond, Intermediate Government Income, High Quality Bond, Tax-Exempt Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond, Rhode Island Municipal Bond, Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity, Asset Allocation and Growth and Income Funds should request and review these Funds' prospectuses prior to making an exchange (call (800) 628-0414 for a prospectus). Telephone all exchanges to
(800) 628-0413. See "How To Purchase and Redeem Shares--Redemption Procedures--Direct Investors--Redemptions by Wire" above for a description of Galaxy's policy on telephone instructions.

  In order to prevent abuse of this privilege to the disadvantage of other shareholders, Galaxy reserves the right to terminate the exchange privilege of any shareholder who requests more than three exchanges a year. Galaxy will determine whether to do so based on a consideration of both the number of exchanges that any particular shareholder or group of shareholders has requested and the time period over which their exchange requests have been made, together with the level of expense to Galaxy which will result from effecting additional exchange requests. The exchange privilege may be modified or terminated at any time. At least 60 days' notice of any material modification or termination will be given to shareholders except where notice is not required under the regulations of the SEC.

  Galaxy does not charge any exchange fee. However, Institutions may charge such fees with respect to either all exchange requests or with respect to any request which exceeds the permissible number of free exchanges during a particular period. Customers of Institutions should contact their Institution for applicable information.

  For Federal income tax purposes, an exchange of shares is a taxable event and, accordingly, a capital gain or loss may be realized by an investor. Before making an exchange request, the Customer should consult a tax or other financial adviser to determine the tax consequences.

RETIREMENT PLANS

  Shares of the Fund are available for purchase in connection with the following tax-deferred prototype retirement plans:

    Individual Retirement Accounts ("IRAs") (including "roll-overs" from existing retirement plans), a retirement-savings vehicle for qualifying individuals. The minimum initial investment for an IRA account is $500 ($250 for a spousal account).

    Simplified Employee Pension Plans ("SEPs"), a form of retirement plan for sole proprietors, partnerships and corporations. The minimum initial investment for a SEP account is $500.

    Multi-Employee Pension Plans ("MERPs"), a retirement vehicle established by employers for their employees which is qualified under Section 401(k) and 403(b) of the Internal Revenue Code. The minimum initial investment for a MERP is $500.

    Keogh Plans, a retirement vehicle for self-employed individuals. The minimum initial investment for a Keogh Plan is $500.

  Investors purchasing Retail Shares pursuant to a retirement plan are not subject to the minimum investment provisions described above under "How to Purchase and Redeem Shares--Other Purchase Information". Detailed information concerning eligibility and other matters related to these plans and the form of application is available from Galaxy's distributor (called (800) 628-0413) with respect to IRAs, SEPs and Keogh Plans and from Fleet Brokerage Securities Corporation (call (800) 221-8210) with respect to MERPs.

AUTOMATIC INVESTMENT PROGRAM AND SYSTEMATIC WITHDRAWAL PLAN

  The Automatic Investment Program permits a Direct Investor to purchase Retail Shares of the Fund (minimum of $50 per transaction) each month. Provided the Direct Investor's financial institution allows automatic withdrawals, Retail Shares are purchased by transferring funds from a Direct Investor's checking, bank money market, NOW or savings account designated by the investor. The account designated will be debited in the specified amount, and Retail Shares will be purchased, on a monthly or quarterly basis, on any Business Day designated by a Direct Investor. If the designated day falls on a weekend or holiday, the purchase will be made on the Business Day closest to the designated day. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated.

  The Systematic Withdrawal Plan permits a Direct Investor to automatically redeem Retail Shares of the Fund on a monthly, quarterly, semi-annual, or annual basis on any Business Day designated by a Direct Investor, if the account has a starting value of at least $10,000. If the designated day falls on a weekend or holiday, the redemption will be made on the Business Day closest to the designated day. Proceeds of the redemption will be sent to the shareholder's address of record or financial institution within three Business Days of the redemption. If redemptions exceed purchases and dividends, the number of shares in the account will be reduced. Investors may terminate the Systematic Withdrawal Plan at any time upon written notice to the Transfer Agent (but not less than five days before a payment date). There is no charge for this service. Purchases of additional Retail Shares concurrently with withdrawals are ordinarily not advantageous because of the sales charge.

COLLEGE INVESTMENT PROGRAM

  The College Investment Program (the "College Program") permits an investor to open an account with Galaxy and purchase Retail Shares of the Fund with a minimum amount of $100 for initial or subsequent investments, except that if the investor purchases Retail Shares through the Automatic Investment Program, the minimum per transaction is $50. The College Program is designed to assist investors who want to finance a college savings plan. See "Investor Programs-- Automatic Investment Program and Systematic Withdrawal Plan" for information on the Automatic Investment Program. Retail Shares purchased in connection with the College Program will be subject to the sales load described in this Prospectus, unless the purchase qualifies for an exemption to the load. Galaxy reserves the right to redeem accounts participating in the College Program involuntarily, upon 60 days' written notice, if the account's net asset value falls below the applicable minimum initial investment as a result of redemptions. See "How to Purchase and Redeem Shares--Other Redemption Information" above for further information.

  Investors in the College Program will receive consolidated monthly statements of their accounts. Detailed information concerning College Program accounts and applications may be obtained from Galaxy's distributor (call
(800) 628-0413).

DIRECT DEPOSIT PROGRAM

  If a shareholder receiving social security benefits are eligible for the Direct Deposit Program. This Program enables a Direct Investor to purchase Retail Shares of a Fund by having social security payments automatically deposited into his or her Fund account. There is no minimum deposit requirement. For instructions on how to enroll in the Direct Deposit Program, Direct Investors should call the Distributor at 1-800-628-0413. Death or legal incapacity will terminate a Direct Investor's participation in the Program. A Direct Investor may elect at any time to terminate a Direct Investor's participation upon 30 days' notice to the Direct Investor.

                             INFORMATION SERVICES

GALAXY INFORMATION CENTER--24 HOUR INFORMATION SERVICE. The Galaxy Information Center provides Fund performance and investment information 24 hours a day, 7 days a week. To access the Galaxy Information Center, just call 1-800-628-0414.

VOICE RESPONSE SYSTEM. The Voice Response System provides Direct Investors automated access to Fund and account information as well as the ability to make telephone exchanges and redemptions. These transactions are subject to the terms and conditions described under Investor Programs. To access the Voice Response System, just call 1-800-FOR-GALAXY (367-4599) from any touch-tone telephone and follow the recorded instructions.

GALAXY SHAREHOLDER SERVICES. For account information and recent exchange transactions, Direct Investors can call Galaxy Shareholder Services Monday through Friday, between the hours of 9:00 a.m. to 5:00 p.m. (Eastern Time) at 1-800-629-0413.

  Galaxy also offers a TDD service for the hearing impaired. Just call 1-800-696-6515, 24 hours a day, 7 days a week.

  Direct Investors residing outside the United States can contact Galaxy by calling 1-508-855-5237.

  Investment returns and principal values will vary with market conditions, so that an investor's Retail Shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Unless otherwise indicated, total return figures include changes in share price, and reinvestment of dividends and capital gains distributions, if any.

                          DIVIDENDS AND DISTRIBUTIONS

  Dividends from net investment income of the Fund is declared and paid quarterly. Net realized capital gains are distributed at least annually.

  Dividends and distributions will be paid in cash. Customers and Direct Investors may elect to have their dividends reinvested in additional Retail Shares of the Fund at the net asset value of such Retail Shares on the ex-dividend date. Such election, or any revocation thereof, must be communicated in writing to Galaxy's transfer agent (see "Custodian and Transfer Agent" below) and will become effective with respect to dividends paid after its receipt.

                                     TAXES

FEDERAL

  It is intended that the Fund will qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification generally relieves a Fund of liability for federal income taxes to the extent the Fund's earnings are distributed in accordance with the Code.

  The policy of the Fund is to distribute as dividends substantially all of its investment company taxable income and any net tax-exempt interest income each year. Such dividends will be taxable as ordinary income to the Fund's shareholders who are not currently exempt from federal income taxes, whether such dividends are received in cash or reinvested in additional Trust shares. (Federal income taxes for distributions to an IRA or a qualified retirement plan are deferred under the Code.) Such ordinary income distributions will qualify for the dividends received deduction for corporations to the extent of the total qualifying dividends received by the distributing Fund from domestic corporations for the taxable year.

  Distribution by the Fund of the excess of its net long-term capital gain over its net short-term capital loss is taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held shares and whether such gains are received in cash or reinvested in additional Retail Shares. Such distributions are not eligible for the dividends received deduction.

  Dividends declared in October, November or December of any year which are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year if such dividends are actually paid during January of the following year.

  If you are considering buying shares of the Fund on or just before the record date of a capital gain distribution, you should be aware that the amount of the forthcoming distribution payment, although in effect a return of capital, generally will be taxable to you.

  A taxable gain or loss may be realized by a shareholder upon redemption, transfer or exchange of Fund shares depending upon the tax basis of such shares and their price at the time of redemption, transfer or exchange.

  The foregoing summarizes some of the important federal tax considerations generally affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Funds should consult their tax advisers with specific reference to their own tax situation. Shareholders will be advised annually as to the federal income tax consequences of distributions made each year.

STATE AND LOCAL

  Investors are advised to consult their tax advisers concerning the application of state and local taxes, which may have different consequences from those of the federal income tax law described above.

                            MANAGEMENT OF THE FUND

  The business and affairs of the Fund are managed under the direction of Galaxy's Board of Trustees. The Fund's Statement of Additional Information contains the names of and general background information concerning the Trustees.

INVESTMENT ADVISER

  Fleet, with principal offices at 50 Kennedy Plaza, 2nd Floor, Providence, Rhode Island 02903, serves as the Investment Adviser to the Fund. Fleet, which commenced operations in 1984, also provides investment management and advisory services to individual and institutional clients and manages the other investment portfolios of Galaxy: the Money Market, Government, Tax-Exempt, U.S. Treasury, Connecticut Municipal Money Market, Massachusetts Municipal Money Market, Institutional Treasury Money Market, Short-Term Bond, Intermediate Government Income, Corporate Bond, High Quality Bond, Tax-Exempt Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond, Rhode Island Municipal Bond, Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity, Asset Allocation and Growth and Income Funds. Fleet is an indirect wholly-owned subsidiary of Fleet Financial Group, Inc., a registered bank holding company with total assets of approximately $25 billion at June 30, 1995.

  Subject to the general supervision of Galaxy's Board of Trustees and in accordance with the Fund's investment policies, Fleet manages each Fund, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities and maintains related records.

  The Fund's portfolio manager, Peter Larson, is primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Larson served as the portfolio manager of the Predecessor Fund since its inception in 1992. He joined Shawmut Bank in 1963 as an investment officer and was a Vice President in charge of Shawmut Bank's Small Cap Equity Management product since inception in 1982.

  For the services provided and expenses assumed with respect to the Fund, the Investment Adviser is entitled to receive advisory fees, computed daily and paid monthly, at the annual rate of .75% of the average daily net assets of the Fund. The fee for the Fund is higher than fees paid by most other mutual funds, although the Board of Trustees of Galaxy believes that they are not higher than average advisory fees paid by funds with similar investment objectives and policies.

  The Predecessor Fund bore advisory fees during its most recent fiscal year pursuant to the investment advisory agreement then in effect with Shawmut Bank, N.A., its former adviser, at the effective annual rate of .75% of its average daily net assets after fee waivers. Without fee waivers, the Predecessor Fund would have borne advisory fees at the annual rate of 1.00% of its average daily net assets.

AUTHORITY TO ACT AS INVESTMENT ADVISER

  Banking laws and regulations currently prohibit a bank holding company registered under the Bank Holding Company Act of 1956, as amended, or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling, or distributing securities such as shares of the Funds, but do not prohibit such a bank holding company or its affiliates or banks generally from acting as investment adviser, transfer agent, or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of customers. The Investment Adviser, custodian and Institutions which agree to provide shareholder support services that are banks or bank affiliates are subject to such banking laws and regulations. Should legislative, judicial, or administrative action prohibit or restrict the activities of such companies in connection with their services to the Fund, Galaxy might be required to alter materially or discontinue its arrangements with such companies and change its method of operation. It is anticipated, however, that any resulting change in the Fund's method of operation would not affect the Fund's net asset value per Retail Share or result in financial loss to any shareholder. State securities laws on this issue may differ from Federal law and banks and financial institutions may be required to register as dealers pursuant to state law.

ADMINISTRATOR

  First Data Investor Services Group, Inc. (formerly known as The Shareholder Series Group, Inc. d/b/a 440 Financial) ("First Data"), located at 4400 Computer Drive, Westboro, Massachusetts 01581, serves as the Fund's administrator. First Data is a wholly-owned subsidiary of First Data Corporation.

  First Data generally assists the Fund in its administration and operation. First Data also serves as administrator to the other portfolios of Galaxy. For the services provided to the Fund, First Data is entitled to receive administration fees, computed daily and paid monthly, at the annual rate of
 .09% of the first $2.5 billion of the combined average daily net assets of the Fund and the other portfolios offered by Galaxy (collectively, the "Portfolios"), .085% of the next $2.5 billion of combined average daily net assets of the Portfolios and .08% of combined average daily net assets over $5 billion. In addition, First Data also receives a separate annual fee from each Portfolio for certain fund accounting services. From time to time, First Data may waive all or a portion of the administration fee payable to it by the Fund, either voluntarily or pursuant to applicable statutory expense limitations.

  The Predecessor Fund bore administration fees during its most recent fiscal year pursuant to the administration agreement then in effect with Federated Administrative Services, its prior administrator, at the effective annual rate of .107% of its average daily net assets after fee waivers.

                     DESCRIPTION OF GALAXY AND ITS SHARES

  Galaxy was organized as a Massachusetts business trust on March 31, 1986. Galaxy's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares into one or more classes or series of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in each of two series of the Fund as follows:
Class X--Series 1 shares (Trust Shares) and Class X--Series 2 shares (Retail Shares), both series representing interests in the Fund.

  The Board of Trustees has also authorized the issuance of additional classes and series of shares representing interests in other portfolios of Galaxy. For information regarding the Fund's Trust Shares and these other portfolios, which are offered through separate prospectuses, contact the Distributor at
(800) 628-0414.

  Shares of each series in the Fund bear their pro rata portion of all operating expenses paid by the Fund except as follows. Holders of the Fund's Retail Shares bear the fees that are paid to Institutions under Galaxy's Shareholder Services Plan described below. Currently, these payments are not made with respect to the Fund's Trust Shares and, as a result, the net yield on the Fund's Retail Shares will generally be lower than the net yield on the Fund's Trust Shares. In addition, shares of each series in the Fund bear differing transfer agency expenses. Standardized yield and total return quotations are computed separately for each series of shares.

  Persons selling or servicing different series of shares of the Fund may receive different compensation with respect to one particular series of shares as opposed to the other series of shares in the Fund. Retail Shares of the Fund have certain exchange and other privileges which are not available to Trust Shares. Trust Shares of the Fund are sold without a sales load.

  Each share of Galaxy (irrespective of series designation) has a par value of $.001 per share, represents an equal proportionate interest in the related Fund with other shares of the same class (irrespective of series designation), and is entitled to such dividends and distributions out of the income earned on the assets belonging to such Fund as are declared in the discretion of Galaxy's Board of Trustees.

  Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series.

  Galaxy is not required under Massachusetts law to hold annual shareholder meetings and intends to do so only if required by the 1940 Act. Shareholders have the right to remove Trustees.

SHAREHOLDER SERVICES PLAN

  Galaxy intends to enter into servicing agreements with Institutions (including Fleet Bank and its affiliates) pursuant to which Institutions will render certain administrative and support services to Customers who are the beneficial owners of Retail Shares. Such services will be provided to Customers who are the beneficial owners of Retail Shares and are intended to supplement the services provided by Galaxy's administrator and transfer agent to the shareholders of record of the Retail Shares. In consideration for payment of up to .25% (on an annualized basis) of the average daily net asset value of Retail Shares owned beneficially by their Customers, Institutions may provide one or more of the following services to such Customers: aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with the Distributor; processing dividend payments from the Fund; providing sub-accounting with respect to Retail Shares or the information necessary for sub-accounting; and providing periodic mailings to Customers. In consideration for payment of up to a separate .25% (on an annualized basis) of the average daily net asset value of Retail Shares owned beneficially by their Customers, Institutions may provide one or more of these additional services to such Customers: providing Customers with information as to their positions in Retail Shares; responding to Customer inquiries; and providing a service to invest the assets of Customers in Retail Shares. These services are described more fully in Galaxy's Statement of Additional Information under "Shareholder Services Plan."

  Although the Shareholder Services Plan has been approved with respect to both Retail Shares and Trust Shares of the Fund, as of the date of this Prospectus, Galaxy intends to enter into servicing agreements under the Shareholder Services Plan only with respect to Retail Shares of the Fund, and to limit the payment under these servicing agreements for the Fund to no more than .30% (on an annualized basis) of the average daily net asset value of the Retail Shares of the Fund beneficially owned by Customers of Institutions. Galaxy understands that Institutions may charge fees to their Customers who are owners of Retail Shares in connection with their accounts with such Institutions. Any such fees would be in addition to any amounts which may be received by an Institution under the Shareholder Services Plan. Under the terms of each servicing agreement entered into with Galaxy, Institutions are required to provide their Customers with a schedule of any fees that they may charge in connection with Customer investments in Retail Shares.

AFFILIATE AGREEMENT FOR SUB-ACCOUNT SERVICES

  First Data has entered into an agreement with Fleet Trust Company, an affiliate of the Investment Adviser, pursuant to which Fleet Trust Company performs certain sub-account and administrative functions ("Sub-Account Services") on a per account basis with respect to Trust Shares of the Fund held by defined contribution plans, including: maintaining records reflecting separately with respect to each plan participant's sub-account all purchases and redemptions of Trust Shares and the dollar value of Trust Shares in each sub-account; crediting to each participant's sub-account all dividends and distributions with respect to that sub-account; and transmitting to each participant a periodic statement regarding the sub-account as well as any proxy materials, reports and other material Fund communications. Fleet Trust Company is compensated by First Data for the Sub-Account Services and in connection therewith the transfer agency fees payable by Trust Shares of the Fund to First Data have been increased by an amount equal to these fees. In substance, therefore, the holders of Trust Shares of the Fund indirectly bear these fees.

                         CUSTODIAN AND TRANSFER AGENT

  The Chase Manhattan Bank, N.A. ("Chase Manhattan"), located at 1 Chase Manhattan Plaza, New York, New York 10081, a wholly-owned subsidiary of The Chase Manhattan Corporation, serves as the custodian of the Fund's assets. Chase Manhattan may employ sub-custodians for the Fund upon approval of the Trustees in accordance with the regulations of the SEC, for the purpose of providing custodial services for the Fund's foreign assets held outside the United States. First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc. d/b/a 440 Financial) ("First Data"), a wholly-owned subsidiary of First Data Corporation, serves as the Fund's transfer and dividend disbursing agent. Services performed by these entities for the Funds are described in the Statement of Additional Information. Communications to First Data should be directed to First Data at P.O. Box 15108, 4400 Computer Drive, Westboro, Massachusetts 01581.

                                   EXPENSES

  Except as noted below, Fleet and First Data bear all expenses in connection with the performance of their services for the Funds. Galaxy bears the expenses incurred in the Funds' operations. Such expenses include: taxes; interest; fees (including fees paid to its trustees and officers who are not affiliated with First Data); SEC fees; state securities qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory, administration, shareholder servicing, fund accounting and custody fees; charges of the transfer agent and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of independent pricing services; costs of shareholders' reports and shareholder meetings; and any extraordinary expenses. The Funds also pay for brokerage fees and commissions in connection with the purchase of portfolio securities.

                       PERFORMANCE AND YIELD INFORMATION

  From time to time, in advertisements or in reports to shareholders, the performance and yields of the Funds may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant indexes or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Fund may be compared to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds, the S&P 500, an unmanaged index of groups of common stocks, the Consumer Price Index, or the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange.

  Performance and yield data as reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or publications of a local or regional nature may also be used in comparing the performance and yields of the Fund. The performance and yield data for Retail Shares of the Fund will be calculated separately from the performance and yield data for the Fund's Trust Shares. Because of the shareholder servicing fees currently borne only by Retail Shares, the performance and yields on the Fund's Retail Shares can generally be expected, at any given time, to be lower than the performance and yields on the Fund's Trust Shares.

  The standard yield is computed by dividing the Fund's average daily net investment income per share during a 30-day (or one month) base period identified in the advertisement by the net asset value per share on the last day of the period, and analyzing the result on a semi-annual basis. The Fund may also advertise its "effective yield" which is calculated similarly but, when annualized, the income earned by an investment in a Fund is assumed to be reinvested.

  The Fund may also advertise its performance using "average annual total return" over various periods of time. Such total return figures reflect the average percentage change in the value of an investment in the Fund from the beginning date of the measuring period to the end of the measuring period. Average total return figures will be given for the most recent one-, five- and ten-year periods (if applicable), and may be given for other periods as well, such as from the commencement of the Fund's operations, or on a year-by-year basis. The Fund may also use aggregate total return figures for various periods, representing the cumulative change in the value of an investment in the Fund for the specified period. Both methods of calculating total return reflect the sales load charged by the Fund and assume that dividends and capital gain distributions made by the Fund during the period are reinvested in Fund shares.

  The Fund may also advertise total return data without reflecting the sales charge imposed on the purchase of Retail Shares in accordance with the rules of the Securities and Exchange Commission. Quotations that do not reflect the sales charge will be higher than quotations that do reflect sales charges.

  Performance and yields of the Fund will fluctuate and any quotation of performance or yield should not be considered as representative of future performance. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance and yield are generally functions of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any additional fees charged by Institutions with respect to accounts of Customers that have invested in Retail Shares of the Fund will not be included in calculations of yield and performance.

  The portfolio manager of the Fund and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include but are not limited to the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products; and tax, retirement and investment planning.

                                 MISCELLANEOUS

  Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent certified public accountants.

  As used in this Prospectus, a "vote of the holders of a majority of the outstanding shares" of either Galaxy or the Fund or a particular investment portfolio means, with respect to the approval of an investment advisory agreement or a change in an investment objective or fundamental investment policy, the affirmative vote of the holders of the lesser of (a) more than 50% of the outstanding shares of Galaxy or the Fund or portfolio (irrespective of series designation), or (b) 67% or more of the shares of Galaxy or the Fund or portfolio (irrespective of series designation) present at a meeting if more than 50% of the outstanding shares of Galaxy or the Fund or portfolio (irrespective of series designation) are represented at the meeting in person or by proxy.

  Inquiries regarding the Fund may be directed to Galaxy at (800) 628-0414 (applications and information concerning initial purchases and current performance) or (800) 628-0413 (additional purchases, redemptions, exchanges and other shareholder services).

FN-506 (12/95)

                                THE GALAXY FUND

                    CONNECTICUT MUNICIPAL MONEY MARKET FUND


                                   PROSPECTUS

                                OCTOBER 27, 1995
                         (AS REVISED DECEMBER 4, 1995)

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                               TABLE OF CONTENTS

                                                                       PAGE
Highlights............................................................    2
Expense Summary.......................................................    4
Financial Highlights..................................................    5
Investment Objective and Policies.....................................    6
Investments, Strategies and Risks.....................................    6
Investment Limitations................................................   11
Pricing of Shares.....................................................   11
How to Purchase and Redeem Shares.....................................   12
 Distributor..........................................................   12
 Purchase of Shares...................................................   12
 Purchase Procedures--Customers of Institutions.......................   12
 Purchase Procedures--Direct Investors................................   13
 Other Purchase Information...........................................   13
 Redemption Procedures--Customers of Institutions.....................   14
 Redemption Procedures--Direct Investors..............................   14
 Other Redemption Information.........................................   16
Investor Programs.....................................................   16
 Exchange Privilege...................................................   16
 Automatic Investment Program and Systematic Withdrawal Plan..........   17
 College Investment Program...........................................   18
 Checkwriting.........................................................   18
 Direct Deposit Program...............................................   18
Information Services..................................................   18
 Galaxy Information Center--24 Hour Information Service...............   18
 Voice Response System................................................   18
 Galaxy Shareholder Services..........................................   19
Dividends and Distributions...........................................   19
Taxes.................................................................   19
 Federal..............................................................   19
 State and Local......................................................   20
 Miscellaneous........................................................   21
Management of the Fund................................................   21
 Investment Adviser...................................................   21
 Authority to Act as Investment Adviser...............................   22
 Administrator........................................................   22
Description of Galaxy and Its Shares..................................   22
 Shareholder Services Plan............................................   23
Custodian and Transfer Agent..........................................   23
Expenses..............................................................   24
Performance and Yield Information.....................................   24
Miscellaneous.........................................................   25

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                THE GALAXY FUND

4400 Computer Drive                  For applications and information
Westboro, Massachusetts 01581        regarding initial purchases and current
                                     performance, call (800) 628-0414. For
                                     additional purchases, redemptions,
                                     exchanges and other shareholder services, call (800) 628-0413.

  The Galaxy Fund ("Galaxy") is an open-end management investment company. This Prospectus describes the Connecticut Municipal Money Market Fund (the "Fund"), a non-diversified investment portfolio offered to investors by Galaxy.

  The Fund's investment objective is to provide current income exempt from Federal regular income tax and the Connecticut state income tax on individuals, trusts and estates, consistent with relative stability of principal and liquidity. The Fund attempts to achieve this objective by investing primarily in short-term Connecticut municipal securities, including securities of states, territories and possessions of the United States which are not issued by or on behalf of Connecticut or its political subdivisions and financing authorities, but which are exempt from the Connecticut state income tax on individuals, trusts and estates (the "CSIT"). The average maturity of the securities in the Fund's portfolio, computed on a dollar-weighted basis, is 90 days or less.

  The Fund is distributed by 440 Financial Distributors, Inc. and advised by Fleet Investment Advisors Inc. The shares described in this Prospectus ("Shares") are offered to customers ("Customers") of Fleet Brokerage Securities, Inc., Fleet Securities, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks, and other qualified banks, savings and loan associations and broker/dealers ("Institutions"). Shares may also be purchased directly by individuals or corporations, who submit a purchase application to Galaxy, purchasing either for their own accounts or for the accounts of others ("Direct Investors").

  This Prospectus sets forth concisely the information that prospective investors should consider before investing. Investors should read this Prospectus and retain it for future reference. Additional information about the Fund, contained in the Statement of Additional Information bearing the same date, has been filed with the Securities and Exchange Commission. The current Statement of Additional Information is available upon request without charge by contacting Galaxy at its telephone numbers or address shown above. The Statement of Additional Information, as it may be amended from time to time, is incorporated by reference in its entirety into this Prospectus.

  SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY FLEET FINANCIAL GROUP, INC. OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. THERE IS NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

                               ----------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               OCTOBER 27, 1995
                         (AS REVISED DECEMBER 4, 1995)

                                  HIGHLIGHTS

  Q: WHAT IS THE GALAXY FUND?

  A: Galaxy is an open-end management investment company (commonly known as a mutual fund) that offers investors the opportunity to invest in different investment portfolios, each having separate investment objectives and policies. This Prospectus describes GALAXY'S CONNECTICUT MUNICIPAL MONEY MARKET FUND. Prospectuses for Galaxy's MONEY MARKET, GOVERNMENT, TAX-EXEMPT, U.S. TREASURY, MASSACHUSETTS MUNICIPAL MONEY MARKET, INSTITUTIONAL TREASURY MONEY MARKET, EQUITY VALUE, EQUITY GROWTH, EQUITY INCOME, INTERNATIONAL EQUITY, SMALL COMPANY EQUITY, ASSET ALLOCATION, GROWTH AND INCOME, SMALL CAP VALUE, SHORT-TERM BOND, INTERMEDIATE GOVERNMENT INCOME, CORPORATE BOND, HIGH QUALITY BOND, TAX-EXEMPT BOND, NEW YORK MUNICIPAL BOND, CONNECTICUT MUNICIPAL BOND, MASSACHUSETTS MUNICIPAL BOND AND RHODE ISLAND MUNICIPAL BOND FUNDS may be obtained by calling (800) 628-0414.

  Q: WHO ADVISES THE FUND?

  A: The Fund is managed by Fleet Investment Advisors Inc. (the "Investment Adviser" or "Fleet"), an indirect wholly-owned subsidiary of Fleet Financial Group, Inc. Fleet Financial Group, Inc. is a financial services company with total assets as of June 30, 1995 of approximately $25 billion. See "Management of the Fund--Investment Adviser."

  Q: WHAT ADVANTAGES DOES THE FUND OFFER?

  A: The Fund offers investors the opportunity to invest in a variety of professionally managed investment portfolios without having to become involved with the detailed accounting and safekeeping procedures normally associated with direct investments in securities. The Fund also offers the economic advantages of block trading in portfolio securities and the availability of a family of twenty-four mutual funds should your investment goals change.

  Q: HOW DOES ONE BUY AND REDEEM SHARES?

  A: The Fund is distributed by 440 Financial Distributors, Inc. Shares of the Fund are sold to individuals or corporations, who submit a purchase application to Galaxy, purchasing either for their own accounts or for the accounts of others ("Direct Investors"). Shares may also be purchased on behalf of Customers of Fleet Brokerage Securities Corporation, Fleet Securities, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks and other qualified banks, savings and loan associations and broker/dealers ("Institutions"). Share purchase and redemption information for both Direct Investors and Customers is provided below under "How to Purchase and Redeem Shares." Except as provided below in "Investor Programs," the minimum initial investment for Direct Investors and the minimum initial aggregate investment for Institutions purchasing on behalf of their Customers is $2,500. The minimum investment for subsequent purchases is $100. There are no minimum investment requirements for investors participating in the Automatic Investment Program described below. Institutions may require Customers to maintain certain minimum investments in Shares. See "How to Purchase and Redeem Shares--Purchase of Shares" below.

  Q: WHEN ARE DIVIDENDS PAID?

  A: The net investment income of the Fund is declared daily and paid monthly. Net realized capital gains of the Fund are distributed at least annually. See "Dividends and Distributions."

  Q: WHAT POTENTIAL RISKS ARE PRESENTED BY THE FUND'S INVESTMENT PRACTICES?

  A: The Fund invests primarily in Connecticut Municipal Securities (as defined below) rated within the two highest ratings of Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's") and Fitch Investors Service, Inc. ("Fitch"). The achievement of its investment objective is dependent upon the ability of the issuers of Connecticut Municipal Securities to meet their continuing obligations for the payment of principal and interest. In addition, because the Fund is non-diversified, its investment return may be dependent upon the performance of a smaller number or particular type of securities relative to a diversified portfolio. The Fund may purchase eligible securities on a "when-issued" or "delayed settlement" basis. In addition, the Fund may acquire "stand-by commitments" with respect to Connecticut Municipal Securities held in its portfolio. The value of the Fund's portfolio securities will generally vary inversely with changes in prevailing interest rates. See "Investment Objective and Policies" and "Investments, Strategies and Risks".

  Q: WHAT SHAREHOLDER PRIVILEGES ARE OFFERED BY THE FUND?

  A: Investors may exchange Shares of the Fund having a value of at least $100 for Shares of any other portfolio offered by Galaxy in which the investor has an existing account. Galaxy also offers Individual Retirement Accounts ("IRAs"), which can be established by contacting Galaxy's distributor. Shares are also available for purchase through Simplified Employee Pension Plans ("SEPs"), Multi-Employee Retirement Plans ("MERPs") and Keogh Plan accounts, which can be established directly with Fleet Brokerage Securities Corporation or its affiliates. Galaxy offers an Automatic Investment Program which allows investors to automatically invest in Shares on a monthly basis. See "Investor Programs."

                                EXPENSE SUMMARY

  Set forth below is a summary of (i) the shareholder transaction expenses imposed by the Fund and (ii) the Fund's operating expenses. Examples based on the summary are also shown.

                                                                    CONNECTICUT
                                                                     MUNICIPAL
                                                                    MONEY MARKET
SHAREHOLDER TRANSACTION EXPENSES                                        FUND
--------------------------------                                    ------------
Sales Load.........................................................     None
Sales Load on Reinvested Dividends.................................     None
Deferred Sales Load................................................     None
Redemption Fees/1/.................................................     None
Exchange Fees......................................................     None
ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
---------------------------------------
Advisory Fees......................................................     .40%
12b-1 Fees.........................................................     None
Other Expenses.....................................................     .22%
                                                                        ----
Total Fund Operating Expenses......................................     .62%
                                                                        ====

--------
/1/ Direct Investors are charged a $5.00 fee if redemption proceeds are paid by wire.

EXAMPLE: YOU WOULD PAY THE FOLLOWING EXPENSES ON A $1,000 INVESTMENT, ASSUMING
(1) A 5% ANNUAL RETURN, AND (2) REDEMPTION OF YOUR INVESTMENT AT THE END OF THE FOLLOWING PERIODS:

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
Connecticut Municipal Money Market Fund.........  $ 6     $19     $34     $76

  The Expense Summary and Example are intended to assist the investor in understanding the costs and expenses that an investor in the Fund will bear directly or indirectly. They are based on expenses incurred by the Fund during the last fiscal year, restated to reflect the current fees that would have been applicable had they been in effect. For more complete descriptions of these costs and expenses, see "Management of the Fund" and "Description of Galaxy and Its Shares" in this Prospectus and the financial statements and notes included in the Statement of Additional Information.

THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. THE ACTUAL EXPENSES AND RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN.

                             FINANCIAL HIGHLIGHTS

  The Fund commenced operations on October 4, 1993 as a separate investment portfolio (the "Predecessor Fund") of The Shawmut Funds, which was organized as a Massachusetts business trust. On December 4, 1995, the Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold two series of shares of beneficial interest, Investment Shares and Trust Shares. The shareholders of both series received the same series of shares of the Fund. Unlike the Trust Shares, the Investment Shares of the Predecessor Fund were similar to the Shares of the Fund. Accordingly, the Trust Shares of the Predecessor Fund have been excluded from the financial highlights.

  The financial highlights set forth certain information concerning the investment results of the Predecessor Fund's Investment Shares for the six months ended April 30, 1995, the fiscal year ended October 31, 1994 and the fiscal period ended October 31, 1993. The information for the fiscal year ended October 31, 1994 and for the prior fiscal period ended October 31, 1993 was audited by Price Waterhouse LLP, independent accountants for the Predecessor Fund, whose report thereon appears in the Statement of Additional Information. Such Financial Highlights should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information. Additional information about the performance of the Predecessor Fund is contained in The Shawmut Funds' Annual Report, which may be obtained without charge.

              PREDECESSOR CONNECTICUT MUNICIPAL MONEY MARKET FUND
         (FOR AN INVESTMENT SHARE OUTSTANDING THROUGHOUT EACH PERIOD.)

                                         PERIOD ENDED
                                          APRIL 30,     YEAR ENDED PERIOD ENDED
                                             1995       OCTOBER 31, OCTOBER 31,
                                         (UNAUDITED)       1994       1993/1/
                                         ------------   ---------- ------------
Net asset Value, Beginning of Period....   $  1.00       $  1.00     $  1.00
                                           -------       -------     -------
 Net Investment Income..................      0.01          0.02       0.001
  Total from Investment Operations:           0.01          0.02       0.001
Dividends to shareholders from net in-
 vestment income........................     (0.01)        (0.02)     (0.001)
  Total Distributions...................     (0.01)        (0.02)     (0.001)
Net Asset Value, End of Period..........   $  1.00       $  1.00     $  1.00
                                           =======       =======     =======
Total Return............................      1.43%         1.83%       0.14%
 Expenses/3/............................      0.81%/2/      0.78%       0.36%/2/
 Net Investment Income/3/...............      2.83%/2/      1.99%       2.12%/2/
 Net Assets, End of Period (000 omit-
  ted)..................................   $70,018       $80,663     $ 6,582

--------
/1/ For the period from October 4, 1993 (date of initial public investment) to
    October 31, 1993.
/2/ Computed on an annualized basis.
/3/ Without voluntary expense waivers/reimbursements, the expense and net investment income ratios shown above would be 1.31% and 3.33%, respectively, for the period ended April 30, 1995, 1.50% and 2.71%, respectively, for the year ended October 31, 1994 and 5.82% and 7.58%, respectively, for the period ended October 31, 1993.

                       INVESTMENT OBJECTIVE AND POLICIES

  Fleet Investment Advisors, Inc. (the "Investment Adviser" or "Fleet" will use its best efforts to achieve the Fund's investment objective, although its achievement cannot be assured. The investment objective of the Fund may not be changed without the approval of the holders of a majority of its outstanding Shares (as defined under "Miscellaneous"). Except as noted in the following paragraph or below under "Investment Limitations," the Fund's investment policies may be changed without shareholder approval. An investor should not consider an investment in the Fund to be a complete investment program.

  The Fund's investment objective is to provide current income exempt from Federal regular income tax and the CSIT, consistent with stability of principal and liquidity. The Fund attempts to achieve this objective by investing in a portfolio of Connecticut Municipal Securities (as defined below) with remaining maturities of thirteen months or less at the time of purchase. As a matter of fundamental policy that cannot be changed without shareholder approval, the Fund invests its assets so that at least 80% of its annual interest income is exempt from Federal regular income tax or at least 80% of the total value of its assets is invested in obligations the interest income from which is exempt from Federal regular income tax. The Fund's investment objective and the investment policy described in the preceding sentence cannot be changed without approval of shareholders. The average maturity of the securities in the Fund's portfolio, computed on a dollar-weighted basis, is 90 days or less. The value of the Fund's portfolio securities will generally vary inversely with changes in prevailing interest rates.

  Under normal circumstances, at least 65% of the value of the Fund's assets will be invested in debt obligations issued by or on behalf of the State of Connecticut and its political subdivisions and financing authorities, and obligations of other states, territories and possessions of the United States, including the District of Columbia, and any political sub-division, or financing authority of any of these, the interest income from which is, in the opinion of qualified legal counsel, exempt from Federal regular income tax and the CSIT. Debt obligations issued by or on behalf of the State of Connecticut, its political subdivisions, or any public instrumentality, state or local authority, district or similar public entity created under Connecticut law and certain other governmental issuers such as Puerto Rico, the interest on the obligations of which is exempt from Connecticut personal income tax by virtue of Federal law, are referred to herein as Connecticut Municipal Securities. Examples of Connecticut Municipal Securities include, but are not limited to:

  . municipal commercial paper and other short-term notes;

  . variable rate demand notes;

  . municipal bonds (including bonds having remaining maturities of less than thirteen months without demand features);

  . municipal leases, including certificates of participation in leases;

  . tender option bonds; and

  . participation, trust, and partnership interests in any of the foregoing obligations.

                       INVESTMENTS, STRATEGIES AND RISKS

  Variable Rate Demand Notes. Variable rate demand notes are long-term Municipal Securities that have variable or floating interest rates and provide the Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on an applicable interest index or another published interest rate or interest rate index. Most variable rate demand notes allow the Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit the Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. See "Demand Features." The Fund treats variable rate demand notes as maturing on the later of the date of the next interest rate adjustment or the date on which the Fund may next tender the security for repurchase.

  Ratings. The Connecticut Municipal Securities in which the Fund invests must either be rated in one of the two highest short-term rating categories by one or more nationally recognized statistical rating organizations ("Rating Agencies") or be of comparable quality to securities having such ratings. These rating categories are determined without regard for sub-categories and gradations. For example, securities rated SP-1+, SP-1, or SP-2 by Standard & Poor's Rating Group ("S&P"), MIG-1 or MIG-2 by Moody's Investors Service, Inc. ("Moody's"), or FIN-1+, FIN-1, and FIN-2 by Fitch Investors Services, Inc. ("Fitch") are all considered to be rated in one of the two highest short-term rating categories. The Fund will follow applicable regulations in determining whether a security rated by more than one Rating Agency can be treated as being in one of the two highest short-term rating categories. See "Investment Limitations".

  If a Municipal Security has not been rated by a Rating Agency, the Fund's Investment Adviser will acquire the security only if it determines that the security is of comparable quality to securities that have received the requisite ratings. In this regard, the adviser will generally treat Connecticut Municipal Securities as eligible portfolio securities if the issuer has received long-term bond ratings within the two highest rating categories by a Rating Agency with respect to other bond issues. The adviser also considers other relevant information in its evaluation of unrated short-term securities.

  Credit Enhancement. Certain of the Fund's acceptable investments may have been credit enhanced by a guaranty, letter of credit, or insurance. The Fund typically evaluates the credit quality and ratings of credit enhanced securities based upon the financial condition and ratings of the party providing the credit enhancement (the "credit enhancer"), rather than the issuer. The Fund will not treat credit enhanced securities as having been issued by the credit enhancer for diversification purposes, unless the Fund has invested more than 10% of its assets in securities issued, guaranteed, or otherwise credit enhanced by the credit enhancer, in which case the securities will be treated as having been issued both by the issuer and the credit enhancer. The bankruptcy, receivership, or default of the credit enhancer may adversely affect the quality and marketability of the underlying security. The Fund may have more than 25% of its total assets invested in securities the credit for which has been enhanced by banks or insurance companies.

  Demand Features. The Fund may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The demand feature may be issued by the issuer of the underlying security, a dealer in the securities, or by another third party, and may not be transferred separately from the underlying security. The Fund uses these arrangements to provide liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership, or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.

  Restricted and Illiquid Securities. The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities laws. Pursuant to criteria established by the Board of Trustees, certain restricted securities may be considered liquid. To the extent restricted securities are deemed to be illiquid, the Fund will limit its purchase, together with other securities not considered to be liquid, to 10% of its net assets.

  When-Issued and Delayed Settlement Transactions. The Fund may purchase eligible securities on a "when-issued" or "delayed settlement" basis. When-issued transactions, which involve a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. Delayed settlement describes settlement of a securities transaction in the secondary market which will occur sometime in the future. When-issued and delayed settlement transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the securities delivery takes place.

  The Fund may dispose of a commitment prior to settlement if the Investment Adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

  Temporary Investments. From time to time on a temporary basis, when the Investment Adviser determines that market conditions call for a temporary defensive posture, the Fund may invest in short-term non-Connecticut municipal tax-exempt obligations or other taxable, temporary investments. All temporary investments will satisfy the same credit quality standards as Connecticut Municipal Securities. See "Ratings" above. Temporary investments include: investments in other mutual funds; notes issued by or on behalf of municipal or corporate issuers; marketable obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities; other debt securities; commercial paper; certificates of deposit of banks; and repurchase agreements (arrangements in which the organization sells the Fund a temporary investment and agrees at the time of sale to repurchase it at a mutually agreed upon time and price).

  Although the Fund is permitted to make taxable, temporary investments, there is no current intention of generating income subject to Federal regular income tax or the CSIT.

  Investment Company Securities. The Fund may invest in the securities of other investment companies. Investments in other investment companies will cause the Fund (and, indirectly, the Fund's shareholders) to bear proportionately the costs incurred in connection with the investment companies' operations. Securities of other investment companies will be acquired by the Fund within the limits prescribed by the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. The Fund will invest in other investment companies primarily for the purpose of investing its short-term cash which has not as yet been invested in other portfolio instruments. However, from time to time, on a temporary basis, the Fund may invest exclusively in one other investment company managed similarly to the Fund.

  Municipal Leases. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities and may be considered to be illiquid. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation certificate in any of the above.

  Participation Interests. The Fund may purchase interests in Connecticut Municipal Securities from financial institutions such as commercial and investment banks, savings and loan associations, and insurance companies. These interests may take the form of participations, beneficial interests in a trust, partnership interests, or any other form of indirect ownership that allows the Fund to treat the income from the investment as exempt from Federal regular income tax. The Fund invests in these participation interests in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying Connecticut Municipal Securities.

  Tender Option Bonds. The Fund may purchase tender option bonds and similar securities. A tender option bond generally has a long maturity and bears interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, and is coupled with an agreement by a third party, such as a bank, broker-dealer, or other financial institution, pursuant to which such institution grants the security holders the option, usually upon not more than seven days notice or at periodic intervals, to tender their securities to the institution and receive the face value of the security. In providing the option, the financial institution receives a fee that reduces the fixed rate of the underlying bond and results in the Fund effectively receiving a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The Fund's Investment Adviser will monitor, on an ongoing basis, the creditworthiness of the issuer of the tender option bond, the financial institution providing the option, and any custodian holding the underlying long-term bond. The bankruptcy, receivership, or default of any of the parties to the tender option bond will adversely affect the quality and marketability of the security.

  Non-Diversification. The Fund is a non-diversified investment portfolio. As such, there is no limit on the percentage of assets which can be invested in any single issuer. An investment in the Fund, therefore, will entail greater risk than would exist in a diversified investment portfolio because the higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Fund's portfolio. Any economic, political, or regulatory developments affecting the value of the securities in the Fund's portfolio will have a greater impact on the total value of the portfolio than would be the case if the portfolio was diversified among more issuers.

  The Fund intends to comply with Subchapter M of the Internal Revenue Code. This undertaking requires that at the end of each quarter of the taxable year, with regard to at least 50% of its total assets, no more than 5% of its total assets are invested in the securities of a single issuer; beyond that, no more than 25% of its total assets are invested in the securities of a single issuer.

  Connecticut Municipal Securities. Connecticut Municipal Securities are generally issued to finance public works, such as airports, bridges, highways, housing, health-related entities, transportation-related projects, educational programs, water and pollution control, and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses, and to make loans to other public institutions and for other facilities.

  Connecticut Municipal Securities include industrial development bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

  The two principal classifications of Connecticut Municipal Securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. Interest on and principal of revenue bonds, however, are payable only from the revenue generated by the facility financed by the bond or other specified sources of revenue. Revenue bonds do not represent a pledge of credit or create any debt of or charge against the general revenues of a municipality or public authority. Industrial development bonds are typically classified as revenue bonds.

  Standby Commitments. Some securities dealers are willing to sell Connecticut Municipal Securities to the Fund accompanied by their commitments to repurchase the Connecticut Municipal Securities prior to maturity, at the Fund's option, for the amortized cost of the Connecticut Municipal Securities at the time of repurchase. These arrangements are not used to protect against changes in the market value of Connecticut Municipal Securities. They permit the Fund, however, to remain fully invested and still provide liquidity to satisfy redemptions. The cost of Connecticut Municipal Securities accompanied by these standby commitments could be greater than the cost of Connecticut Municipal Securities without such commitments. Standby commitments are not marketable or otherwise assignable and have value only to the Fund. The default or bankruptcy of a securities dealer giving such a commitment would not affect the quality of the Connecticut Municipal Securities purchased. However, without a standby commitment, these securities could be more difficult to sell. The Fund enters into standby commitments only with those dealers whose credit the Investment Adviser believes to be of high quality.

  Connecticut Investment Risks. Yields on Connecticut Municipal Securities depend on a variety of factors, including: the general conditions of the short-term municipal note market and of the municipal bond market; the size and maturity of the particular offering; the maturity of the obligations; and the rating of the issue. Further, any adverse economic conditions or developments affecting the State of Connecticut or its municipalities could impact the Fund's portfolio. The ability of the Fund to achieve its investment objective also depends on the continuing ability of the issuers of Connecticut Municipal Securities and demand features, or the credit enhancers of either, to meet their obligations for the payment of interest and principal when due.

  Investing in Connecticut Municipal Securities which meet the Fund's quality standards may not be possible if the State of Connecticut or its municipalities do not maintain their current credit ratings. An expanded discussion of the current economic risks associated with the purchase of Connecticut Municipal Securities is contained in the Statement of Additional Information.

  Fiscal stress is reflected in the State's economic and revenue forecasts, a rising debt burden that reflects a significant increase in bond activity since fiscal 1987-88, a cumulative general fund deficit for fiscal 1990-91 of over $965 million, and uncertainty concerning the solutions for these imbalances. Accumulated surpluses in a budget stabilization fund created in 1983 to protect against future deficit problems were exhausted in 1990. The lack of a contingency fund balance, combined with reduced revenue-raising flexibility in the near term, places additional constraints on managing these financial problems and any others that may arise. As a result of the recent recurring budgetary problems, Connecticut's general obligation bonds were downgraded by S&P from AA+ to AA in April 1990 and, in September 1991, to AA-; by Moody's from Aa1 to Aa in April 1990; and by Fitch from AA+ to AA in March 1995.

  Certain Connecticut municipalities have experienced severe fiscal difficulties and have reported operating and accumulated deficits in recent years. The most notable of them is the City of Bridgeport, which filed a bankruptcy petition on June 7, 1991. The State opposed the petition. The United States Bankruptcy Court for the District of Connecticut has held that Bridgeport had authority to file such a petition but that its petition should be dismissed on the grounds that Bridgeport was not insolvent when the petition was filed. Regional economic difficulties, reductions in revenues, and increased expenses could lead to further fiscal problems for the State and its political subdivisions, authorities, and agencies. This could result in declines in the value of their outstanding obligations, increases in their future borrowing costs, and impairment of their ability to pay debt service on their obligations.

                            INVESTMENT LIMITATIONS

  The following investment limitation is a matter of fundamental policy and may not be changed with respect to the Fund without the affirmative vote of the holders of a majority of its outstanding Shares (as defined under "Miscellaneous"). Other investment limitations that also cannot be changed without such a vote of shareholders are contained in the Statement of Additional Information under "Investment Objectives and Policies."

    1. The Fund will not borrow money directly or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge up to 10% of the value of its total assets to secure such borrowings.

  The following investment limitation may be changed by Galaxy's Board of Trustees without shareholder approval. Shareholders will be notified before any material change in this limitation becomes effective:

    2. The Fund will not invest more than 5% of its total assets in industrial development bonds or other Connecticut Municipal Securities when the payment of principal and interest is the responsibility of companies (or guarantors, where applicable) with less than three years of continuous operations, including the operation of any predecessor.

  If a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of the Fund's portfolio securities will not constitute a violation of the limitation.

  The Fund may follow non-fundamental operational policies that are more restrictive than its fundamental investment limitation, as set forth in this Prospectus and the Statement of Additional Information, in order to comply with applicable laws and regulations, including the provisions of and regulations under the 1940 Act. In particular, the Fund will comply with the various requirements of Rule 2a-7 which regulates money market mutual funds. The Fund will determine the effective maturity of its respective investments, as well as its ability to consider a security as having received the requisite short-term ratings by Rating Agencies, according to Rule 2a-7. The Fund may change these operational policies to reflect changes in the laws and regulations without the approval of its shareholders.

                               PRICING OF SHARES

  Net asset value per Share of the Fund is determined as of 11:00 a.m. (Eastern Time) and the close of regular trading hours on the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. (Eastern Time). Net asset value per Share is determined on each day on which the Exchange is open for trading. Currently, the holidays which Galaxy observes are New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Net asset value per share for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets attributable to the Fund, less the liabilities attributable to the Fund, by the number of outstanding shares of the Fund.

  The assets in the Fund are valued based upon the amortized cost method. Pursuant to this method, a security is valued by reference to the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount, regardless of the impact of fluctuating interests rates on the market value of the security. Although Galaxy seeks to maintain the net asset value per share of the Fund at $1.00, there can be no assurance that the net asset value per share will not vary.

                       HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

  Shares in the Fund are sold on a continuous basis by Galaxy's distributor, 440 Financial Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc. d/b/a 440 Financial). The Distributor is a registered broker/dealer with principal offices located at 290 Donald Lynch Boulevard, Marlboro, Massachusetts 01752.

PURCHASE OF SHARES

  The Distributor has established several procedures to enable different types of investors to purchase Shares of the Fund. Shares may be purchased by Fleet Brokerage Securities, Inc., Fleet Securities, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks and other qualified banks, savings and loan associations and broker/dealers ("Institutions") on behalf of their customers ("Customers"). Shares may also be purchased by individuals or corporations, who submit a purchase application to Galaxy, purchasing directly either for their own accounts or for the accounts of others ("Direct Investors"). Purchases may take place only on days on which the Distributor, Galaxy's custodian and Galaxy's transfer agent are open for business ("Business Days"). If an Institution accepts a purchase order from a Customer on a non-Business Day, the order will not be executed until it is received and accepted by the Distributor on a Business Day in accordance with the Distributor's procedures. Shares of the Fund will be issued only in exchange for monetary consideration as described below.

PURCHASE PROCEDURES--CUSTOMERS OF INSTITUTIONS

  Purchase orders for Shares are placed by Customers of Institutions through their Institution. The Institution is responsible for transmitting Customer purchase orders to the Distributor and for wiring required funds in payment to Galaxy's custodian on a timely basis. The Distributor is responsible for transmitting such orders to Galaxy's transfer agent for execution. Shares purchased by Institutions on behalf of their Customers will normally be held of record by the Institutions and beneficial ownership of Shares will be recorded by the Institutions and reflected in the account statements provided to their Customers. Galaxy's transfer agent may establish an account of record for each Customer of an Institution reflecting beneficial ownership of Shares. Depending on the terms of the arrangement between a particular Institution and Galaxy's transfer agent, confirmations of Share purchases and redemptions and pertinent account statements will either be sent by Galaxy's transfer agent directly to a Customer with a copy to the Institution, or will be furnished directly to the Customer by the Institution. Other procedures for the purchase of Shares established by Institutions in connection with the requirements of their Customer accounts may apply. Customers wishing to purchase Shares through their Institution should contact such entity directly for appropriate purchase instructions.

PURCHASE PROCEDURES--DIRECT INVESTORS

  Purchases by Mail. Shares may be purchased by completing a purchase application and mailing it, together with a check payable to the Fund, to:

    The Galaxy Fund
    Box 7
    440 Lincoln Street
    Worcester, MA 01653-0007

  All purchase orders placed by mail must be accompanied by a purchase application. Applications may be obtained by calling the Distributor at (800) 628-0414.

  Subsequent investments in an existing account in the Fund may be made at any time by sending a check for a minimum of $100 payable to the Fund in which the additional investment is being made to Galaxy at the address above along with either (a) the detachable form that regularly accompanies confirmation of a prior transaction, (b) a subsequent order form that may be obtained from the Distributor, or (c) a letter stating the amount of the investment, the name of the Fund and the account number in which the investment is to be made. If a Direct Investor's check does not clear, the purchase will be cancelled.

  Purchases by Wire. Investors may also purchase Shares by arranging to transmit Federal funds by wire to Fleet Bank of Massachusetts, N.A. as agent for First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc. d/b/a 440 Financial ("First Data"), Galaxy's transfer agent. Prior to making any purchase by wire, an investor must telephone (800) 628-0413 to place an order and for instructions. Federal funds and registration instructions should be wired through the Federal Reserve System to:

    Fleet Bank of Massachusetts, N.A.
    75 State Street
    Boston, MA 02109
    ABA # 0110-0013-8
    DDA # 79673-5702
    Ref: The Galaxy Fund
          Shareholder Name
          Shareholder Account Number

  Direct Investors making initial investments by wire must promptly complete a purchase application and forward it to The Galaxy Fund, Box 7, 440 Lincoln Street, Worcester, Massachusetts 01653-0007. Applications may be obtained by calling the Distributor at (800) 628-0414. Redemptions will not be processed until the application in proper form has been received by 440 Financial. Direct Investors making subsequent investments by wire should follow the instructions above.

OTHER PURCHASE INFORMATION.

  Investment Minimums. Except as provided in "Investor Programs" below, the minimum initial investment by a Direct Investor, or initial aggregate investment by an Institution investing on behalf of its Customers, is $2,500. The minimum investment for subsequent purchases is $100. There are no minimum investment requirements for investors participating in the Automatic Investment Program described below. Customers may agree with a particular Institution to varying minimum initial and minimum subsequent purchase requirements with respect to their accounts.

  Galaxy reserves the right to reject any purchase order, in whole or in part, or to waive any minimum investment requirement. The issuance of Shares to Direct Investors and Institutions is recorded on the books of Galaxy and Share certificates will not be issued.

  Effective Time of Purchases. A purchase order for Shares received and accepted by the Distributor on a Business Day will be executed at the net asset value per share next determined after receipt of the order and will receive the dividend declared on the day of purchase if Galaxy's custodian receives the purchase price in Federal funds or other immediately available funds by 11:00 a.m. (Eastern Time) that day. Purchase orders received after 11:00 a.m. (Eastern Time) and prior to 4:00 p.m. (Eastern Time) on a Business Day for which such funds have been received by 4:00 p.m. will be effective as of 4:00 p.m, and investors will begin receiving dividends the following day. Purchase orders made by Direct Investors are not effective until the amount to be invested has been converted to Federal funds. In those cases in which a Director Investor pays for Shares by check, Federal funds will generally become available two business days after a purchase order is received. In certain circumstances, Galaxy may not require that amounts invested by Institutions on behalf of their Customers be converted into Federal funds. If an Institution accepts a purchase order from a Customer on a non-Business Day, the order will not be executed until it is received and accepted by the Distributor on a Business Day in accordance with the above procedures.

REDEMPTION PROCEDURES--CUSTOMERS OF INSTITUTIONS

  Customers of Institutions may redeem all or part of their Shares in accordance with procedures governing their accounts at Institutions. It is the responsibility of the Institutions to transmit redemption orders to the Distributor and credit their Customers' accounts with the redemption proceeds on a timely basis. No charge for wiring redemption payments to Institutions is imposed by Galaxy, although Institutions may charge a Customer's account for redemption services. Information relating to such redemption services and charges, if any, is available from the Institutions.

REDEMPTION PROCEDURES--DIRECT INVESTORS

  Direct Investors may redeem all or part of their Shares in accordance with any of the procedures described below.

  Redemption by Mail. Shares may be redeemed by a Direct Investor by submitting a written request for redemption to:

    The Galaxy Fund
    Box 7
    440 Lincoln Street
    Worcester, MA 01653-0007

  A written redemption request must (i) state the number of Shares to be redeemed, (ii) identify the shareholder account number and tax identification number, and (iii) be signed by each registered owner exactly as the Shares are registered. A redemption request for an amount in excess of $50,000, or for any amount where (i) the proceeds are to be sent elsewhere than the address of record (excluding the transfer of assets to a successor custodian), (ii) the proceeds are to be sent to an address of record which has changed in the preceding 90 days, or (iii) the check is to be made payable to someone other than the registered owner(s), must be accompanied by signature guarantees. The guarantor of a signature must be a bank which is a member of the FDIC, a trust company, a member firm of a national securities exchange or any other eligible guarantor institution. First Data will not accept guarantees from notaries public. First Data may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. A redemption request will not be deemed to be properly received until First Data receives all required documents in proper form. The Fund ordinarily will make payment for Shares redeemed by mail within three Business Days after proper receipt by First Data of the redemption request. Questions with respect to the proper form for redemption requests should be directed to First Data at (800) 628-0413.

  Redemption by Telephone. Direct Investors may redeem Shares by calling (800) 628-0413 and instructing the Distributor to mail a check for redemption proceeds of up to $50,000 to the address of record. A redemption request for an amount in excess of $50,000, or for any amount where (i) the proceeds are to be sent elsewhere than the address of record (excluding the transfer of assets to a successor custodian, (ii) the proceeds are to be sent to an address of record which has changed in the preceding 90 days, or (iii) the check is to be made payable to someone other than the registered owner(s), must be accompanied by signature guarantees. (See "Redemption by Mail.")

  Redemption by Wire. Direct Investors who have so indicated on the application, or have subsequently arranged in writing to do so, may redeem Shares by instructing First Data by wire or telephone to wire the redemption proceeds of $1,000 or more directly to a Direct Investor's account at any commercial bank in the United States. First Data charges a $5.00 fee for each wire redemption and the fee is deducted from the redemption proceeds. The redemption proceeds must be paid to the same bank and account as designated on the application or in written instructions subsequently received by First Data.

  Direct Investors may request that Shares be redeemed and redemption proceeds be wired on the same day if telephone redemption instructions are received by First Data by 11:00 a.m. (Eastern Time) on the day of redemption. Shares redeemed and wired on the same day will not receive the dividend declared on the day of redemption. Redemption requests made after 11:00 a.m. (Eastern
Time) will receive the dividend declared on the day of redemption, and redemption proceeds will be wired the following Business Day. To request redemption of Shares by wire, Director Investors should call the Distributor at (800) 628-0418.

  In order to arrange for redemption by wire or telephone after an account has been opened or to change the bank or account designated to receive redemption proceeds, a written request must be sent to Galaxy at the address listed above under "Redemption by Mail." Such requests must be signed by the investor and accompanied by a signature guarantee (see "Redemption by Mail" above for details regarding signature guarantees). Further documentation may be requested from corporations, executors, administrators, trustees, or guardians. If, due to temporary adverse conditions, Direct Investors are unable to effect telephone transactions, Direct Investors are encouraged to follow the procedures for transactions by wire or mail which are described above.

  Galaxy reserves the right to refuse a wire or telephone redemption if it believes it is advisable to do so. Procedures for redeeming Shares by wire or telephone may be modified or terminated at any time by Galaxy or First Data. In attempting to confirm that telephone instructions are genuine, Galaxy will use such procedures as are considered reasonable, including recording those instructions and requesting information as to account registration (such as the name in which an account is registered, the account number, recent transactions in the account, and the account holder's social security number, address and/or bank). If Galaxy fails to follow established procedures for the authentication of telephone transactions, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

  No redemption by a Direct Investor in the Fund will be processed until Galaxy has received a completed application with respect to the Direct Investor's account.

  If any portion of the Shares to be redeemed represents an investment made by personal check, Galaxy reserves the right to delay payment of proceeds until First Data is reasonably satisfied that the check has been collected, which could take up to 15 days from the purchase date. A Direct Investor who anticipates the need for more immediate access to his or her investment should purchase Shares by Federal funds or bank wire or by certified or cashier's check. Banks normally impose a charge in connection with the use of bank wires, as well as certified checks, cashier's checks and Federal funds.

OTHER REDEMPTION INFORMATION

  Galaxy reserves the right to redeem accounts (other than retirement plan accounts) involuntarily, upon 60 days' written notice, if the account's net asset value falls below $250 as a result of redemptions. In addition, if an investor has agreed with a particular Institution to maintain a minimum balance in his or her account at the Institution with respect to Fund Shares, and the balance in such account falls below that minimum, the Customer may be obliged by the Institution to redeem all of his or her Shares.

  Redemption orders are effected at the net asset value per share next determined after receipt and acceptance of the order. Galaxy reserves the right to wire redemption proceeds within seven days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect the Fund.

  Galaxy may redeem Shares involuntarily or make payment for redemption in securities if it appears appropriate to do so in light of Galaxy's responsibilities under the 1940 Act. See the Statement of Additional Information under "Net Asset Value--Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds," for example of when such redemptions might be appropriate.

                               INVESTOR PROGRAMS

EXCHANGE PRIVILEGE

  Direct Investors and Customers of Institutions may, after appropriate prior authorization, exchange Shares of the Fund having a value of at least $100 for Shares of any of the other portfolios offered by Galaxy or otherwise advised by Fleet or its affiliates in which the Direct Investor or Customer maintains an existing account, provided that such other shares may legally be sold in the state of the investor's residence. The minimum initial investment to establish an account in another portfolio offered by Galaxy or otherwise advised by Fleet or its affiliates, except for the Institutional Treasury Money Market Fund, by exchange is $2,500, unless with respect to Direct Investors, at the time of the exchange the Direct Investor elects, with respect to the portfolio into which the exchange is being made, to participate in the Automatic Investment Program described below, in which event there is no minimum initial investment requirement. The minimum initial investment to establish an account by exchange in the Institutional Treasury Money Market Fund is $2 million.

  An exchange involves a redemption of all or a portion of the Shares of the Fund and the investment of the redemption proceeds in shares of another portfolio offered by Galaxy or otherwise advised by Fleet or its affiliates. When Shares of the Fund are exchanged for Retail Shares of another portfolio of Galaxy which is sold with a sales charge, the applicable sales charge, if any, will be deducted. Shares of any investment portfolio of Galaxy acquired by a previous exchange transaction involving shares on which a sales charge has been paid, as well as additional shares acquired through reinvestment of dividends or distributions on such shares, may be redeemed and the proceeds used to purchase, without a sales charge, Retail Shares of any other investment portfolio offered by Galaxy.

  Investors may find the exchange privilege useful if their investment objectives or market outlook should change after they invest in the Fund. For further information regarding Galaxy's exchange privilege, Direct Investors should call First Data at (800) 628-0413. Customers of Institutions should call their Institution for such information. Customers exercising the exchange privilege with the Money Market, Government, Tax-Exempt, U.S. Treasury, Massachusetts Municipal Money Market, Institutional Treasury Money Market, Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity, Asset Allocation, Growth and Income, Small Cap Value, Short-Term Bond, Intermediate Government Income and High Quality Bond Funds should request and review these Funds' prospectuses prior to making an exchange (call
(800) 628-0414 for a prospectus). Telephone all exchanges to (800) 628-0413. See "How to Purchase and Redeem Shares--Redemption Procedures--Direct Investors--Redemption by Wire" above for a description of Galaxy's policies regarding telephone instructions.

  In order to prevent abuse of this privilege to the disadvantage of other shareholders, Galaxy reserves the right to terminate the exchange privilege of any shareholder who requests more than three exchanges a year. Galaxy will determine whether to do so based on a consideration of both the number of exchanges that any particular shareholder or group of shareholders has requested and the time period over which their exchange requests have been made, together with the level of expense to Galaxy which will result from effecting additional exchange requests. The exchange privilege may be modified or terminated at any time. At least 60 days' notice of any material modification or termination will be given to shareholders except where notice is not required under the regulations of the Securities and Exchange Commission.

  Galaxy does not charge any exchange fee. However, Institutions may charge such fees with respect to either all exchange requests or with respect to any request which exceeds the permissible number of free exchanges during a particular period. Customers of Institutions should contact their Institution for applicable information.

  For Federal income tax purposes, an exchange of shares is a taxable event and, accordingly, a capital gain or loss may be realized by an investor. Before making an exchange request, the Customer should consult a tax or other financial adviser to determine the tax consequences.

AUTOMATIC INVESTMENT PROGRAM AND SYSTEMATIC WITHDRAWAL PLAN

  The Automatic Investment Program permits a Direct Investor to purchase Fund Shares (minimum of $50 per transaction) each month. Provided the Direct Investor's financial institution allows automatic withdrawals, Fund shares are purchased by transferring funds from a Direct Investor's checking, bank money market, NOW or savings account designated by the Direct Investor. The account designated will be debited in the specified amount, and Fund shares will be purchased on a monthly or quarterly basis, on any Business Day designated by a Direct Investor. If the designated day falls on a weekend or holiday, the purchase will be made on the Business Day closest to the designated day. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated.

  The Systematic Withdrawal Plan permits a Direct Investor to automatically redeem Fund Shares on a monthly, quarterly, semi-annual, or annual basis on any Business Day designated by a Direct Investor, if the account has a starting value of at least $10,000. If the designated day falls on a weekend or holiday, the redemption will be made on the Business Day closest to the designated day. Proceeds of the redemption will be sent to the shareholder's address of record or financial institution within three Business Days of the redemption. If redemptions exceed purchases and dividends, the number of shares in the account will be reduced. Investors may terminate the Systematic Withdrawal Plan at any time upon written notice to the Transfer Agent (but not less than five days before a payment date). There is no charge for this service.

COLLEGE INVESTMENT PROGRAM

  The College Investment Program (the "College Program") permits an investor to open an account with Galaxy and purchase Shares of the Fund with a minimum amount of $100 for initial or subsequent investments, except that if the investor purchases Shares through the Automatic Investment Program, the minimum per transaction is $50. The College Program is designed to assist investors who want to finance a college savings plan. See "Investor Programs-- Automatic Investment Program and Systematic Withdrawal Plan" for information on the Automatic Investment Program. Galaxy reserves the right to redeem accounts participating in the College Program involuntarily, upon 60 days' written notice, if the account's net asset value falls below the applicable minimum initial investment as a result of redemptions. See "How to Purchase and Redeem Shares--Other Redemption Information" above for further information.

  Investors in the College Program will receive consolidated monthly statements of their accounts. Detailed information concerning College Program accounts and applications may be obtained from Galaxy's distributor (call
(800)628-0413).

CHECKWRITING

  Checkwriting is available for Direct Investors with respect to the Fund. A charge for use of the checkwriting privilege may be imposed by Galaxy. There is no limit to the number of checks a Direct Investor may write per month in an amount per check of $250 or more. To obtain checks, a Direct Investor must complete the signature card that accompanies the account application. To establish this checkwriting service after opening an account in the Fund, Direct Investors must contact the Distributor by telephone (1-800-628-0414) or mail to obtain a signature card. A signature guarantee may be required. A DIRECT INVESTOR WILL RECEIVE THE DAILY DIVIDENDS DECLARED ON THE SHARES TO BE REDEEMED UP TO THE DAY THAT A CHECK IS PRESENTED TO THE CUSTODIAN FOR PAYMENT. Upon 30 days' written notice to Direct Investors, the checkwriting privilege may be modified or terminated. An account in the Fund may not be closed by writing a check.

DIRECT DEPOSIT PROGRAM

  Direct Investors receiving social security benefits are eligible for the Direct Deposit Program. This Program enables a Director Investor to purchase Shares of the Fund by having social security payments automatically deposited into his or her Fund account. There is no minimum deposit requirement. For instructions on how to enroll in the Direct Deposit Program, Direct Investors should call the Distributor at 1-800-628-0413. Death or legal incapacity will terminate a Direct Investor's participation in the Program. A Direct Investor may elect at any time to terminate his or her participation by notifying in writing the Social Security Administration. Further, Galaxy may terminate a Direct Investor's participation upon 30 days' notice to the Direct Investor.

                             INFORMATION SERVICES

GALAXY INFORMATION CENTER--24 HOUR INFORMATION SERVICE. The Galaxy Information Center provides Fund performance and investment information 24 hours a day, 7 days a week. To access the Galaxy Information Center just call 1-800-628-0414.

VOICE RESPONSE SYSTEM. The Voice Response System provides Direct Investors automated access to Fund and account information as well as the ability to make telephone exchanges and redemptions. These transactions are subject to the terms and conditions described under Investor Programs. To access the Voice Response System, just call 1-800-FOR-GLXY (367-4599) from any touch-tone telephone and follow the recorded instructions.

GALAXY SHAREHOLDER SERVICES. For account information and recent exchange transactions, Direct Investors can call Galaxy Shareholder Services Monday through Friday, between the hours of 9:00 a.m. to 5:00 p.m. (Eastern Time) at 1-800-628-0413.

  Galaxy also offers a TDD service for the hearing impaired. Just call 1-800-696-6515, 24 hours a day, 7 days a week.

  Direct Investors residing outside the United States can contact Galaxy by calling 1-508-855-5237.

  The Fund's yields reflect any fee waivers in effect, represent past performance and will vary. If fee waivers are in effect and fees are not waived, yields would be reduced. Past performance is no guarantee of future results. Current yield refers to income earned by the Fund's investments over a 7-day period. It is then annualized and stated as a percentage of the investment. Effective yield is the same as current yield except that it assumes the income earned by an investment in the Fund will be reinvested. An investment in the Fund is neither insured nor guaranteed by the U.S. Government nor is there any assurance the Fund will be able to maintain a stable net asset value of $1.00 per share.

                          DIVIDENDS AND DISTRIBUTIONS

  The net investment income of the Fund is declared daily as a dividend to the persons who are shareholders of the Fund immediately after the 11:00 a.m. pricing of shares on the day of declaration. Net income for dividend purposes consists of all accrued income, whether taxable or tax-exempt, plus discount earned on the Fund's assets, less amortization of premium on such assets and accrued expenses attributable to the Fund. The Fund does not expect to realize net capital gains. However, if any such gains are realized, they will be paid out to shareholders no less frequently than annually.

  Dividends are paid monthly within five Business Day after the end of each calendar month or within five Business Day after a shareholder's complete redemption of Shares in the Fund. Institutions, unless they request otherwise, will automatically receive dividends and distributions in cash. Institutions may pay dividends to Customers in cash or reinvest such cash distributions in additional shares. Direct Investors will have the option as provided on the application of electing to (a) automatically receive dividends and distributions in additional Shares of the Fund at the net asset value of such Shares on the payment date or (b) receive dividends and distributions in cash. Any revocation of such election must be made in writing to First Data and will become effective with respect to dividends paid after its receipt.

                                     TAXES

FEDERAL

  It is intended that the Fund will qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification generally relieves the Fund of liability for federal income taxes to the extent the Fund's earnings are distributed in accordance with the Code.

  The policy of the Fund is to pay dividends with respect to each taxable year equal to at least the sum of 90% of its net exempt interest income and 90% of its net investment company taxable income, if any. Dividends derived from interest on Municipal Securities (known as exempt-interest dividends) may be treated by the Fund's shareholders as items of interest excludable from their gross income under Section 103(a) of the Code, unless under the circumstances applicable to a particular shareholder, exclusion would be disallowed. (See the Statement of Additional Information under "Additional Information Concerning Taxes.")

  If the Fund should hold certain "private activity bonds" issued after August 7, 1986, shareholders must include, as an item of tax preference, the portion of dividends paid by the Fund that is attributable to interest on such bonds in its federal alternative minimum taxable income for purposes of determining liability (if any) for the 26% to 28% alternative minimum tax for individuals and the 20% alternative minimum tax and the environmental tax applicable to corporations. Corporate shareholders must also take all exempt-interest dividends into account in determining certain adjustments for federal alternative minimum and environmental tax purposes. Shareholders receiving Social Security benefits should note that all exempt-interest dividends will be taken into account in determining the taxability of such benefits. Interest on indebtedness incurred by a shareholder to purchase or carry Fund shares generally is not deductible for federal income tax purposes.

  Dividends from the Fund which are derived from taxable income or from long-term or short-term capital gains will be subject to federal income tax, whether such dividends are paid in the form of cash or additional Shares of the Fund.

  Dividends declared in October, November or December of any year which are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year if such dividends are actually paid during January of the following year.

  If you are considering buying shares of the Fund on or just before the record date of a capital gain distribution, you should be aware that the amount of the forthcoming distribution payment, although in effect a return of capital, generally will be taxable to you.

  A taxable gain or loss may be realized by a shareholder upon redemption, transfer or exchange of Fund shares depending upon the tax basis of such shares and their price at the time of redemption, transfer or exchange.

STATE AND LOCAL

  Exempt-interest dividends and other distributions paid by the Fund may be taxable to shareholders under state or local law as dividend income, even though all or a portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.

  Dividends paid by the Connecticut Municipal Money Market Fund that qualify as exempt-interest dividends for Federal income tax purposes will not be subject to the Connecticut personal income tax, on individuals, trusts and estates, to the extent that they are derived from Connecticut Municipal Securities. Other Fund dividends and distributions, whether received in cash or additional shares, are subject to this tax, except that capital gain dividends derived from obligations issued by or on behalf of the State of Connecticut or its political subdivisions are not subject to the tax. Dividends and distributions paid by the Fund that constitute items of tax preference for purposes of the Federal alternative minimum tax, other than any derived from Connecticut Municipal Securities, could cause liability for the net Connecticut minimum tax, applicable to investors subject to the Connecticut personal income tax who are required to pay the Federal alternative minimum tax.

  Dividends paid by the Fund, including those that qualify as exempt-interest dividends for Federal income tax purposes, are taxable for purposes of the Connecticut Corporation Business Tax; however, 70% (100% if the investor owns at least 20% of the total voting power and value of the Fund's shares) of amounts that are treated as dividends and not as exempt-interest dividends or capital gain dividends for Federal income tax purposes are deductible for purposes of this tax, but no deduction is allowed for expenses related thereto. Shares of the Fund are not subject to property tax by the State of Connecticut or its political subdivisions.

MISCELLANEOUS

  The foregoing summarizes some of the important tax considerations generally affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Fund should consult their tax advisers with specific reference to their own tax situation. Shareholders will be advised annually as to the Federal income tax consequences and Connecticut personal income tax consequences of distributions made each year.

                            MANAGEMENT OF THE FUND

  The business and affairs of the Fund are managed under the direction of Galaxy's Board of Trustees. The Fund's Statement of Additional Information contains the names of and general background information concerning the Trustees.

INVESTMENT ADVISER

  Fleet, with principal offices at 50 Kennedy Plaza, 2nd Floor, Providence, Rhode Island 02903, serves as the Investment Adviser to the Funds. Fleet, which commenced operations in 1984, also provides investment management and advisory services to individual and institutional clients and manages other investment portfolios of Galaxy: the Money Market, Government, Tax-Exempt, U.S. Treasury, Massachusetts Municipal Money Market, Institutional Treasury Money Market, Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity, Asset Allocation, Growth and Income, Small Cap Value, Short-Term Bond, Intermediate Government Income, Corporate Bond, High Quality Bond, Tax-Exempt Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds. Fleet is an indirect subsidiary of Fleet Financial Group, Inc., a registered bank holding company with total assets of approximately $25 billion at June 30, 1995.

  Subject to the general supervision of Galaxy's Board of Trustees and in accordance with the Fund's investment policies, Fleet manages the Fund, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities and maintains related records.

  For the services provided and expenses assumed with respect to the Funds, the Investment Adviser is entitled to receive advisory fees, computed daily and paid monthly, at the annual rate of .40% of the first $750,000,000 of the average daily net assets of the Fund plus .35% of the average daily net assets of the Fund in excess of $750,000,000. The fee for the Fund is higher than fees paid by most other mutual funds, although the Board of Trustees of Galaxy believes that it is not higher than average advisory fees paid by funds with similar investment objectives and policies.

  Fleet may from time to time, in its discretion, waive advisory fees payable by the Fund in order to help maintain a competitive expense ratio and may from time to time allocate a portion of its advisory fees to Fleet Trust Company or other subsidiaries of Fleet Financial Group, Inc., in consideration for administrative and other services which they provide to beneficial shareholders.

  The Predecessor Fund bore advisory fees during the most recent fiscal year pursuant to the investment advisory agreement then in effect with Shawmut Bank, N.A., its former adviser, at the effective annual rate of

 .42% of its average daily net assets after fee waivers. Without fee waivers, the Predecessor Fund would have borne advisory fees at the annual rate of .50 of 1% of its average daily net assets.

AUTHORITY TO ACT AS INVESTMENT ADVISER

  Banking laws and regulations currently prohibit a bank holding company registered under the Bank Holding Company Act of 1956, as amended, or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling, or distributing securities such as shares of the Fund, but do not prohibit such a bank holding company or its affiliates or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of customers. The Investment Adviser, custodian and Institutions which have agreed to provide shareholder support services that are banks or bank affiliates are subject to such banking laws and regulations. Should legislative, judicial, or administrative action prohibit or restrict the activities of such companies in connection with their services to the Fund, Galaxy might be required to alter materially or discontinue its arrangements with such companies and change its method of operation. It is anticipated, however, that any resulting change in the Fund's method of operation would not affect their net asset value per share or result in financial losses to any shareholder. State securities laws on this issue may differ from Federal law and banks and financial institutions may be required to register as dealers pursuant to state law.

ADMINISTRATOR

  First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc. d/b/a 440 Financial) ("First Data"), located at 4400 Computer Drive, Westboro, Massachusetts 01581, serves as the Fund's administrator. First Data is a wholly-owned subsidiary of First Data Corporation.

  First Data generally assists the Fund in its administration and operation. First Data also serves as administrator to the other portfolios of Galaxy. For the services provided to the Fund, First Data is entitled to receive administration fees, computed daily and paid monthly, at the annual rate of
 .09% of the first $2.5 billion of the combined average daily net assets of the Fund and the other portfolios offered by Galaxy (collectively, the "Portfolios"), .085% of the next $2.5 billion of combined average daily net assets and .08% of combined average daily net assets over $5 billion. In addition First Data also receives a separate annual fee from each Portfolio for certain fund accounting services. From time to time, First Data may waive all or a portion of the administration fee payable to it by the Fund, either voluntarily or pursuant to applicable statutory expense limitations.

  The Predecessor Fund bore administration fees during its most recent fiscal year pursuant to the administration agreement then in effect with Federated Administrative Services, its prior administrator, at the effective annual rate of .121% of its average daily net assets after fee waivers. Without fee waivers, the Predecessor Fund would have borne administration fees at the annual rate of .126% of its average daily net assets.

                     DESCRIPTION OF GALAXY AND ITS SHARES

  Galaxy was organized as a Massachusetts business trust on March 31, 1986. Galaxy's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares into one or more classes or series of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in the Fund, Class V shares. The Board of Trustees has also authorized the issuance of additional classes and series of shares representing interests in other portfolios of Galaxy. For information regarding these other portfolios, which are offered through separate prospectuses, contact the Distributor at (800) 628-0414. The Fund is classified as a non-diversified company under the 1940 Act.

  Each share of Galaxy (irrespective of series designation) has a par value of $.001, represents an equal proportionate interest in the related Fund with other shares of the same class (irrespective of series designation), and is entitled to such dividends and distributions out of the income earned on the assets belonging to such Fund as are declared in the discretion of Galaxy's Board of Trustees.

  Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series.

  Galaxy is not required under Massachusetts law to hold annual shareholder meetings and intends to do so only if required by the 1940 Act. Shareholders have the right to remove Trustees.

SHAREHOLDER SERVICES PLAN

  Galaxy has adopted a Shareholder Services Plan pursuant to which the Fund may pay up to .25% (on an annualized basis) of the average daily net asset value of the Fund to Institutions (including Fleet Bank and its affiliates) in consideration for certain support services enumerated below. Such services will be provided to Customers who are the beneficial owners of shares. These services supplement the services provided by 440 Financial as administrator and transfer agent, and are described more fully in the Statement of Additional Information under "Shareholder Services Plan." Services under the Shareholder Services Plan may include: aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with the Distributor; processing dividend payments from the Fund; providing Customers with information as to their positions in shares; providing sub-accounting with respect to shares or the information necessary for sub-accounting; and providing periodic mailings to Customers.

  As of the date of this Prospectus, Galaxy will enter into servicing agreements under the Shareholder Services Plan and intends to limit the payment under these servicing agreements for the Fund to no more than .10% (on an annualized basis) of the average daily net asset value of the Shares of the Fund beneficially owned by Customers of Institutions. Galaxy understands that Institutions may charge fees to their Customers who are owners of Shares in connection with their accounts with such Institutions. Any such fees would be in addition to any amounts which may be received by an Institution under the Shareholder Services Plan. Under the terms of each servicing agreement entered into with Galaxy, Institutions are required to provide their Customers with a schedule of any fees that they may charge in connection with Customer investments in Shares.

                         CUSTODIAN AND TRANSFER AGENT

  The Chase Manhattan Bank, N.A., located at 1 Chase Manhattan Plaza, New York, New York 10081, a wholly owned subsidiary of The Chase Manhattan Corporation, serves as the custodian of the Fund's assets, and First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc. d/b/a 440 Financial) ("First Data"), a wholly-owned subsidiary of First Data Corporation, serves as the Funds' transfer and dividend disbursing agent. Services performed by both entities for the Fund are described in the Statement of Additional Information. Communications to First Data should be directed to First Data at P.O. Box 15108, 4400 Computer Drive, Westboro, Massachusetts 01581.

                                   EXPENSES

  Except as noted below, Fleet and First Data bear all expenses in connection with the performance of their services for the Fund. Galaxy bears the expenses incurred in the Fund's operations. Such expenses includes taxes; interest; fees (including fees paid to its trustees and officers who are not affiliated with First Data): SEC fees; state securities qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory, administration, shareholder servicing, fund accounting and custody fees; charges of the transfer agent and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of independent pricing services; costs of shareholders' reports and shareholder meetings; and any extraordinary expenses. The Fund also pays for brokerage fees and commissions in connection with the purchase of portfolio securities.

                       PERFORMANCE AND YIELD INFORMATION

  From time to time, in advertisements or in reports to shareholders, the performance and yields of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives and to other relevant indexes or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, such data is reported in national financial publications such as Donoghue's Money Fund Report(R), a widely recognized independent publication that monitors the performance of mutual funds. Also, the Fund's yield data may be reported to national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal, and The New York Times, or in publications of a local or regional nature. The Fund's performance may also be compared to the average yields reported by the Bank Rate Monitor for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas.

  The yields of the Fund will refer to the income generated over a seven-day period identified in the advertisement. This income is annualized, i.e., the income during a particular week is assumed to be generated each week over a 52-week period, and is shown as a percentage of the investment. The Fund may also advertise its "effective yield" which is calculated similarly but, when annualized, the income from an investment in the Fund is assumed to be reinvested. Consequently, the "effective yield" will be slightly higher because of the compounding effect of the assumed reinvestment. Also, the Fund may from time to time advertise a "tax-equivalent yield" to demonstrate the level of taxable yield necessary to produce an after-tax yield equivalent to that achieved by the Fund. The "tax-equivalent yield" will be computed by dividing the tax-exempt portion of the Fund's yield by a denominator consisting of one minus a stated combined Federal and state income tax rate and adding the product to that portion, if any, of the Fund's yield which is not tax-exempt.

  The Fund's yields will fluctuate and any quotation of yield should not be considered as representative of future performance of the Fund. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any fees charged by Institutions with respect to accounts of Customers that have invested in Shares of the Fund will not be included in calculations of yield.

  The portfolio manager of the Fund and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include but are not limited to the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products; and tax, retirement and investment planning.

                                 MISCELLANEOUS

  Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent certified public accountants.

  As used in this Prospectus, a "vote of the holders of a majority of the outstanding shares" of Galaxy, the Fund or a particular investment portfolio means, with respect to the approval of an investment advisory agreement or a change in an investment objective or fundamental investment policy, the affirmative vote of the holders of the lesser of (a) more than 50% of the outstanding shares of Galaxy or the Fund or portfolio (irrespective of series designation), or (b) 67% or more of the shares of Galaxy or the Fund or portfolio (irrespective of series designation) present at a meeting if more than 50% of the outstanding shares of Galaxy or the Fund or portfolio (irrespective of series designation) are represented at the meeting in person or by proxy.

  Inquiries regarding the Fund may be directed to Galaxy at (800) 628-0414 (applications and information concerning initial purchases and current performance) or (800) 628-0413 (additional purchases, redemptions, exchanges and other shareholder services).

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FN-503 (12/95)                                                             15001